UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

April 30, 2013

Columbia Georgia Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Georgia Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Georgia Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Approval of Investment Management Services Agreement	34
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Georgia Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Georgia Intermediate Municipal Bond Fund (the Fund) Class A shares returned 3.16% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.35% during the same 12-month period.

>  The Fund's maturity positioning generally accounted for its shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	05/04/92
Excluding sales charges		3.16	4.80	3.77
Including sales charges		-0.23	4.10	3.43
Class B	06/07/93
Excluding sales charges		2.48	4.01	3.00
Including sales charges		-0.52	4.01	3.00
Class C	06/17/92
Excluding sales charges		2.48	4.03	3.01
Including sales charges		1.48	4.03	3.01
Class R4*	03/19/13	3.42	5.05	4.03
Class Z	03/01/92	3.51	5.07	4.04
Barclays 3-15 Year Blend Municipal Bond Index		4.35	5.91	4.85

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Georgia Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Georgia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Georgia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 3.16% excluding sales charges. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 4.35% for the same 12-month period. The Fund's maturity positioning generally accounted for its shortfall relative to the index. The Fund had more exposure to the shortest maturities in the intermediate range and slightly less exposure in the 12- to 17-year range, which were the period's best performers.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) weighed on the global economy throughout the 12-month period ended April 30, 2013. Late in the period, the sequester clouded consumer confidence in the United States, even though it has had little material impact on the economy to date. However, a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other volatile assets as central banks continued to pour liquidity into key markets.

Municipal Market Generates Solid Returns

The U.S. municipal bond market delivered modest, but solid, returns for the 12-month period. Yields fell across all maturities, rallying strongly after the November presidential election. The market sold off in December, but the retreat was short lived, as weaker economic numbers early in 2013 sent fixed-income investors back to the relative safety of the municipal market. At year end, municipal yields were eight, 18 and 25 basis points lower for five, 10 and 15-year maturities compared to one year ago. Higher quality bonds generally underperformed lower quality bonds. Pre-refunded bonds, which are higher quality and generally shorter in maturity, were the weakest sector among municipals. A pre-refunded bond is created when an issuer refinances existing debt at a lower rate. The proceeds from the lower-yielding issue are invested in U.S. Treasury securities and used to repay the original bond at its original call date. Hospital bonds were generally the strongest performers. Local general obligation bonds outperformed state general obligation bonds by a small margin. For the second consecutive year, rating agencies issued more downgrades than upgrades in the overall municipal market, as a lackluster economy continued to pressure issuers.

Maturity Positioning, Security Selection Hampered Returns

The Fund generated positive returns for the 12-month period. However, it lagged its benchmark because it had more exposure than the index to the very short end of the yield curve and less exposure to the 12- to 17-year segment of the curve,

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2013)
AAA rating	8.6
AA rating	49.4
A rating	31.6
BBB rating	9.2
Non rated	1.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia Georgia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

which did the best for the period. By contrast, an overweight in the eight- to 12-year segment was positive for performance.

Security selection was also a slight drag on returns. The Fund's ratings profile was similar to the index, with slightly less weight in the very highest-rated credits — a plus, since higher quality underperformed for the period. However, the Fund's A rated holdings did not generate returns that were as good as those generated by the index for that same category. The Fund's general obligation bonds, which are generally of higher quality, lagged over the period. Hospital and water and sewer bonds were the Fund's strongest performers, with returns in excess of the benchmark return.

During the period, we added exposure to the longer end of the yield curve, purchasing state general obligation bonds, bonds backed by several colleges and local issues in the 12- to 17-year maturity range.

Job Growth Drives Georgia Recovery

Hiring has picked up across a range of industries in Georgia, with particular strength in consumer services, which is tied to rising hopes for a real recovery in the housing market. The leisure/hospitality and professional/business services industries have actually surpassed their prerecession employment peaks, and transportation and financial services are once again contributing to growth. Job growth is expected to slow as spending cuts that are the result of sequestration will hurt Georgia more than most other states. Yet, in our view, the many drivers of growth in the state offer strong support for Georgia to become an above-average performer economically over the longer term.

Looking Ahead

In this environment, we will expect to continue to emphasize the quality, sector and maturity profile of the Fund versus its benchmarks, and we expect to seek out issues rated A and BBB across sectors that mature in 10-14 years, while maintaining a dollar-weighted average portfolio maturity of between three and ten years, as we believe they are currently attractive. With a seasoned staff of credit professionals, we believe we are well positioned to discover value opportunities that offer incremental yield and appropriate fundamentals among Georgia municipal bonds.

Annual Report 2013
5

Columbia Georgia Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.80		1,020.78	4.04		4.06	0.81
Class B	1,000.00	1,000.00	1,007.90		1,017.06	7.77		7.80	1.56
Class C	1,000.00	1,000.00	1,007.90		1,017.06	7.77		7.80	1.56
Class R4	1,000.00	1,000.00	1,010.70	*	1,022.17	0.60	*	2.66	0.53 *
Class Z	1,000.00	1,000.00	1,013.00		1,022.02	2.80		2.81	0.56

*For the period March 19, 2013 through April 30, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.8%
City of Atlanta Department of Aviation Refunding Revenue Bonds Series 2010C 01/01/25	5.000%	1,500,000	1,759,050
Forest Products 1.1%
Richmond County Development Authority Revenue Bonds International Paper Co. Project Series 2001A 03/01/15	5.150%	1,000,000	1,071,880
Higher Education 10.9%
Athens Housing Authority Refunding Revenue Bonds UGAREF East Series 2010 12/01/16	4.000%	250,000	276,902
UGAREF East Campus Housing Series 2011 12/01/25	5.000%	1,000,000	1,181,350
Bleckley County & Dodge County Joint Development Authority Revenue Bonds Middle Georgia College Series 2008 07/01/21	5.000%	1,260,000	1,404,723
Bulloch County Development Authority Refunding Revenue Bonds Georgia Southern University Housing Foundation Series 2012 (AGM) 08/01/27	5.000%	1,000,000	1,150,760
Revenue Bonds Georgia Southern University Housing Foundation Four Series 2008 (AGM) 07/01/20	5.250%	1,000,000	1,190,840
Carrollton Payroll Development Authority Refunding Revenue Bonds Anticipation Certificates - UWG Campus Center Series 2012 (AGM) 08/01/25	5.000%	1,225,000	1,435,296
DeKalb Newton & Gwinnett Counties Joint Development Authority Revenue Bonds GGC Foundation LLC Project Series 2009 07/01/24	5.500%	2,500,000	2,900,650
South Regional Joint Development Authority Revenue Bonds VSU Auxiliary Services-Student Series 2008A 08/01/23	5.000%	1,125,000	1,270,384
Total			10,810,905

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 8.1%
Cobb County Kennestone Hospital Authority Refunding Revenue Bonds Anticipation Certificates Series 2012 04/01/29	5.000%	1,500,000	1,761,330
Revenue Bonds Certificates Series 2005B (AMBAC) 04/01/16	4.000%	1,110,000	1,208,080
DeKalb Private Hospital Authority Revenue Bonds Children's Healthcare Series 2009 11/15/17	5.000%	320,000	375,411
Fayette County Hospital Authority Revenue Bonds Fayette Community Hospital Series 2009A 06/15/23	5.250%	2,000,000	2,381,900
Gwinnett County Hospital Authority Revenue Bonds Gwinnet Hospital System Series 2007A (AGM) 07/01/23	5.000%	2,000,000	2,268,860
Total			7,995,581
Joint Power Authority 4.1%
Municipal Electric Authority of Georgia Revenue Bonds Project One Subordinated Series 2008A 01/01/21	5.250%	1,395,000	1,737,166
Subordinated Series 2008D 01/01/23	6.000%	1,000,000	1,221,400
Series 1992B (NPFGC) 01/01/16	6.375%	1,000,000	1,108,410
Total			4,066,976
Local Appropriation 7.5%
Atlanta Public Safety & Judicial Facilities Authority Revenue Bonds Public Safety Facility Project Series 2006 (AGM) 12/01/17	5.000%	1,310,000	1,496,112
Clayton County Development Authority Refunding Revenue Bonds Tuff Archives LLC Series 2012 07/01/24	5.000%	1,295,000	1,561,148

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fulton County Facilities Corp. Certificate of Participation Fulton County Public Purpose Project Series 2009 11/01/17	5.000%	1,000,000	1,159,000
Winder-Barrow Industrial Building Authority Refunding Revenue Bonds City of Winder Project Series 2012 (AGM) 12/01/24	5.000%	2,650,000	3,182,624
Total			7,398,884
Local General Obligation 19.0%
Atlanta Solid Waste Management Authority Refunding Revenue Bonds Series 2008 (AGM) 12/01/17	5.000%	795,000	943,864
Barrow County School District Unrefunded Unlimited General Obligation Bonds Series 2006 02/01/14	5.000%	335,000	346,939
Cherokee County Board of Education Unlimited General Obligation Bonds Series 2009A 08/01/22	5.000%	2,000,000	2,384,660
City of Atlanta Unlimited General Obligation Public Improvement Bonds Series 2004B (NPFGC) 12/01/18	5.000%	1,000,000	1,068,140
City of Calhoun Unlimited General Obligation Bonds School Series 2012 09/01/29	4.000%	1,500,000	1,626,390
College Park Business & Industrial Development Authority Refunding Revenue Bonds Civic Center Project Series 2005 (AMBAC) 09/01/19	5.250%	2,000,000	2,266,300
Douglas County School District Unlimited General Obligation Bonds Series 2007 (AGM) 04/01/21	5.000%	2,000,000	2,308,880
Gwinnett County School District Unlimited General Obligation Refunding Bonds Series 2010 02/01/24	5.000%	1,500,000	1,958,475
Habersham County School District Refunding Unlimited General Obligation Bonds Series 2013 04/01/27	5.000%	1,500,000	1,827,255

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Savannah-Chatham County School District Unlimited General Obligation Refunding Bonds Series 2002 (AGM) 08/01/14	5.250%	1,000,000	1,062,500
Series 2004 (AGM) 08/01/19	5.250%	2,000,000	2,492,880
Thomas County School District Unlimited General Obligation Bonds Sales Tax Series 2012 03/01/18	5.000%	500,000	592,815
Total			18,879,098
Multi-Family 5.8%
Cobb County Development Authority Revenue Bonds KSU Village Real Estate Series 2007A (AMBAC) 07/15/27	5.250%	2,250,000	2,347,988
Kennesaw State University-Housing Series 2004A (NPFGC) 07/15/19	5.250%	2,000,000	2,103,220
Lawrenceville Housing Authority Revenue Bonds Housing-Knollwood Park Apartments Project Series 1997 (FNMA) AMT(a)(b) 12/01/29	6.250%	445,000	455,328
Richmond County Development Authority Refunding Revenue Bonds ASU Jaguar Student Housing Series 2012 (AGM) 02/01/27	5.000%	750,000	862,860
Total			5,769,396
Municipal Power 3.5%
City of Griffin Refunding Revenue Bonds Series 2012 (AGM) 01/01/22	4.000%	1,500,000	1,695,570
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(c) 10/01/24	5.000%	220,000	265,540
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2002JJ (XLCA)(c) 07/01/16	5.375%	1,405,000	1,504,235
Total			3,465,345

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prepaid Gas 0.3%
Main Street Natural Gas, Inc. Revenue Bonds Series 2007A 09/15/19	5.250%	295,000	342,206
Refunded/Escrowed 5.6%
County of Fulton Water & Sewerage Revenue Bonds Series 2004 (NPFGC/FGIC) 01/01/30	5.000%	1,500,000	1,547,625
Gwinnett County School District Prerefunded 02/01/18 Unlimited General Obligation Bonds Series 2008 02/01/22	5.000%	1,000,000	1,196,450
State of Georgia Prerefunded 12/01/17 Unlimited General Obligation Bonds Series 2007G 12/01/20	5.000%	1,000,000	1,195,680
Walton County School District Prerefunded 08/01/15 Unlimited General Obligation Bonds Series 2005A (NPFGC) 08/01/22	5.000%	1,500,000	1,652,130
Total			5,591,885
Special Non Property Tax 6.5%
Cobb-Marietta Coliseum & Exhibit Hall Authority Refunding Revenue Bonds Series 2005 (NPFGC) 10/01/19	5.250%	2,430,000	2,980,249
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Series 1992N (NPFGC/BNY) 07/01/18	6.250%	1,770,000	2,008,578
Territory of Guam Revenue Bonds Series 2011A(c) 01/01/31	5.000%	300,000	336,483
Virgin Islands Public Finance Authority Refunding Revenue Bonds Gross Receipts Taxes Series 2012A(c) 10/01/22	4.000%	1,000,000	1,076,120
Total			6,401,430
Special Property Tax 1.7%
City of Atlanta Refunding Tax Allocation Bonds Atlanta Station Project Series 2007 (AGM) 12/01/20	5.250%	1,545,000	1,720,466

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 4.1%
State of Georgia Unlimited General Obligation Bonds Series 2009D 05/01/23	5.000%	2,000,000	2,406,360
Series 2012A 07/01/31	4.000%	1,500,000	1,663,845
Total			4,070,205
Transportation 3.5%
Georgia State Road & Tollway Authority Revenue Bonds Federal Highway Grant BAN Series 2006 (NPFGC) 06/01/16	5.000%	2,000,000	2,263,740
BAN Series 2009A 06/01/21	5.000%	1,000,000	1,195,890
Total			3,459,630
Water & Sewer 14.7%
Augusta Water & Sewerage Refunding Revenue Bonds Series 2007 (AGM) 10/01/21	5.000%	1,000,000	1,178,080
10/01/22	5.000%	2,000,000	2,349,520
City of Atlanta Water & Wastewater Revenue Bonds Series 2009B (AGM) 11/01/17	5.000%	2,000,000	2,343,800
County of DeKalb Refunding Revenue Bond Water & Sewerage Series 2006B 10/01/21	5.250%	2,000,000	2,523,420
Jackson County Water & Sewer Authority Revenue Bonds Series 2006A (XLCA) 09/01/16	5.000%	1,030,000	1,131,661
Upper Oconee Basin Water Authority Refunding Revenue Bonds Series 2005 (NPFGC) 07/01/17	5.000%	1,140,000	1,328,305
07/01/22	5.000%	1,855,000	2,031,930
Walton County Water & Sewer Authority Revenue Bonds Hard Labor Creek Project Series 2008 (AGM) 02/01/25	5.000%	1,495,000	1,726,815
Total			14,613,531
Total Municipal Bonds (Cost: $89,323,177)			97,416,468

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Money Market Funds 1.0%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.000%(d)	1,002,793	1,002,793
Total Money Market Funds (Cost: $1,002,793)		1,002,793
Total Investments (Cost: $90,325,970)		98,419,261
Other Assets & Liabilities, Net		770,700
Net Assets		99,189,961

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Variable rate security.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2013, the value of these securities amounted to $3,182,378 or 3.21% of net assets.

(d)  The rate shown is the seven-day current annualized yield at April 30, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

BNY  Bank of New York

FGIC  Financial Guaranty Insurance Company

FNMA  Federal National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	97,416,468	—	97,416,468
Total Bonds	—	97,416,468	—	97,416,468
Other
Money Market Funds	1,002,793	—	—	1,002,793
Total Other	1,002,793	—	—	1,002,793
Total	1,002,793	97,416,468	—	98,419,261

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
(identified cost $90,325,970)	$98,419,261
Receivable for:
Capital shares sold	67,767
Interest	1,214,816
Expense reimbursement due from Investment Manager	435
Prepaid expenses	685
Total assets	99,702,964
Liabilities
Payable for:
Capital shares purchased	134,982
Dividend distributions to shareholders	239,715
Investment management fees	1,087
Distribution and/or service fees	271
Transfer agent fees	16,894
Administration fees	190
Compensation of board members	90,333
Other expenses	29,531
Total liabilities	513,003
Net assets applicable to outstanding capital stock	$99,189,961
Represented by
Paid-in capital	$90,411,100
Undistributed net investment income	165,802
Accumulated net realized gain	519,768
Unrealized appreciation (depreciation) on:
Investments	8,093,291
Total — representing net assets applicable to outstanding capital stock	$99,189,961

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$21,516,592
Shares outstanding	1,918,890
Net asset value per share	$11.21
Maximum offering price per share(a)	$11.59
Class B
Net assets	$216,118
Shares outstanding	19,260
Net asset value per share	$11.22
Class C
Net assets	$4,300,807
Shares outstanding	383,364
Net asset value per share	$11.22
Class R4
Net assets	$2,525
Shares outstanding	225
Net asset value per share(b)	$11.20
Class Z
Net assets	$73,153,919
Shares outstanding	6,522,620
Net asset value per share	$11.22

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends	$192
Interest	3,714,307
Total income	3,714,499
Expenses:
Investment management fees	414,216
Distribution and/or service fees
Class A	51,886
Class B	2,626
Class C	42,779
Transfer agent fees
Class A	40,362
Class B	510
Class C	8,317
Class Z	152,155
Administration fees	72,488
Compensation of board members	23,453
Custodian fees	2,176
Printing and postage fees	46,634
Registration fees	690
Professional fees	34,818
Other	9,617
Total expenses	902,727
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(226,902)
Total net expenses	675,825
Net investment income	3,038,674
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	617,336
Net realized gain	617,336
Net change in unrealized appreciation (depreciation) on:
Investments	(210,967)
Net change in unrealized appreciation (depreciation)	(210,967)
Net realized and unrealized gain	406,369
Net increase in net assets resulting from operations	$3,445,043

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)	Year Ended April 30, 2012(b)	Year Ended March 31, 2012
Operations
Net investment income	$3,038,674	$270,367	$3,218,869
Net realized gain	617,336	1,328	89,867
Net change in unrealized appreciation (depreciation)	(210,967)	812,629	5,603,483
Net increase in net assets resulting from operations	3,445,043	1,084,324	8,912,219
Distributions to shareholders
Net investment income
Class A	(576,263)	(47,105)	(581,420)
Class B	(5,354)	(660)	(9,810)
Class C	(86,232)	(7,119)	(80,774)
Class R4	(9)	—	—
Class Z	(2,370,817)	(206,766)	(2,560,819)
Net realized gains
Class A	(16,344)	—	—
Class B	(190)	—	—
Class C	(3,430)	—	—
Class Z	(62,446)	—	—
Total distributions to shareholders	(3,121,085)	(261,650)	(3,232,823)
Increase (decrease) in net assets from capital stock activity	(5,196,092)	(129,978)	(11,131,127)
Total increase (decrease) in net assets	(4,872,134)	692,696	(5,451,731)
Net assets at beginning of year	104,062,095	103,369,399	108,821,130
Net assets at end of year	$99,189,961	$104,062,095	$103,369,399
Undistributed net investment income	$165,802	$165,803	$157,086

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	309,194	3,462,505	21,093	235,451	192,801	2,103,521
Distributions reinvested	39,862	447,356	2,857	31,937	31,915	349,426
Redemptions	(207,091)	(2,324,482)	(11,268)	(125,579)	(331,602)	(3,581,870)
Net increase (decrease)	141,965	1,585,379	12,682	141,809	(106,886)	(1,128,923)
Class B shares
Subscriptions	164	1,846	14	154	256	2,783
Distributions reinvested	284	3,188	42	466	494	5,410
Redemptions(c)	(14,501)	(162,758)	(29)	(318)	(17,757)	(193,559)
Net increase (decrease)	(14,053)	(157,724)	27	302	(17,007)	(185,366)
Class C shares
Subscriptions	127,657	1,430,778	202	2,272	87,482	965,912
Distributions reinvested	6,054	67,973	474	5,294	4,844	53,110
Redemptions	(100,765)	(1,127,857)	(16,748)	(186,566)	(44,600)	(487,616)
Net increase (decrease)	32,946	370,894	(16,072)	(179,000)	47,726	531,406
Class R4 shares
Subscriptions	224	2,500	—	—	—	—
Distributions reinvested	1	6	—	—	—	—
Net increase	225	2,506	—	—	—	—
Class Z shares
Subscriptions	778,048	8,731,054	29,958	334,239	834,015	9,196,772
Distributions reinvested	12,415	139,348	631	7,056	6,602	72,210
Redemptions	(1,415,307)	(15,867,549)	(39,111)	(434,384)	(1,811,102)	(19,617,226)
Net decrease	(624,844)	(6,997,147)	(8,522)	(93,089)	(970,485)	(10,348,244)
Total net decrease	(463,761)	(5,196,092)	(11,885)	(129,978)	(1,046,652)	(11,131,127)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,			Year Ended March 31,
Class A	2013	2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.18	$11.09		$10.50		$10.58		$10.18		$10.35
Income from investment operations:
Net investment income	0.31	0.03		0.33		0.33		0.34		0.37
Net realized and unrealized gain (loss)	0.04	0.09		0.59		(0.08)		0.40		(0.17)
Total from investment operations	0.35	0.12		0.92		0.25		0.74		0.20
Less distributions to shareholders:
Net investment income	(0.31)	(0.03)		(0.33)		(0.33)		(0.34)		(0.37)
Net realized gains	(0.01)	—		—		—		—		—
Total distributions to shareholders	(0.32)	(0.03)		(0.33)		(0.33)		(0.34)		(0.37)
Net asset value, end of period	$11.21	$11.18		$11.09		$10.50		$10.58		$10.18
Total return	3.16%	1.05%		8.85%		2.35%		7.31%		2.04%
Ratios to average net assets(b)(c)
Total gross expenses	1.03%	1.02	%(d)	1.04%		0.99%		0.95%		0.92%
Total net expenses(e)	0.81%	0.80	%(d)	0.80	%(f)	0.80	%(f)	0.78	%(f)	0.75	%(f)
Net investment income	2.77%	2.92	%(d)	2.99%		3.09%		3.20%		3.67%
Supplemental data
Net assets, end of period (in thousands)	$21,517	$19,861		$19,563		$19,641		$19,433		$14,801
Portfolio turnover	16%	0%		11%		11%		22%		22%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class B	2013	2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.18	$11.10		$10.50		$10.58		$10.19		$10.35
Income from investment operations:
Net investment income	0.23	0.02		0.24		0.25		0.26		0.30
Net realized and unrealized gain (loss)	0.05	0.08		0.60		(0.08)		0.39		(0.16)
Total from investment operations	0.28	0.10		0.84		0.17		0.65		0.14
Less distributions to shareholders:
Net investment income	(0.23)	(0.02)		(0.24)		(0.25)		(0.26)		(0.30)
Net realized gains	(0.01)	—		—		—		—		—
Total distributions to shareholders	(0.24)	(0.02)		(0.24)		(0.25)		(0.26)		(0.30)
Net asset value, end of period	$11.22	$11.18		$11.10		$10.50		$10.58		$10.19
Total return	2.48%	0.90%		8.10%		1.59%		6.41%		1.38%
Ratios to average net assets(b)(c)
Total gross expenses	1.78%	1.77	%(d)	1.81%		1.74%		1.70%		1.67%
Total net expenses(e)	1.56%	1.55	%(d)	1.55	%(f)	1.55	%(f)	1.53	%(f)	1.50	%(f)
Net investment income	2.04%	2.17	%(d)	2.25%		2.33%		2.47%		2.92%
Supplemental data
Net assets, end of period (in thousands)	$216	$373		$369		$528		$886		$1,266
Portfolio turnover	16%	0%		11%		11%		22%		22%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class C	2013	2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.18	$11.09		$10.50		$10.58		$10.18		$10.35
Income from investment operations:
Net investment income	0.23	0.02		0.24		0.25		0.26		0.30
Net realized and unrealized gain (loss)	0.04	0.09		0.59		(0.08)		0.40		(0.17)
Total from investment operations	0.27	0.11		0.83		0.17		0.66		0.13
Less distributions to shareholders:
Net investment income	(0.22)	(0.02)		(0.24)		(0.25)		(0.26)		(0.30)
Net realized gains	(0.01)	—		—		—		—		—
Total distributions to shareholders	(0.23)	(0.02)		(0.24)		(0.25)		(0.26)		(0.30)
Net asset value, end of period	$11.22	$11.18		$11.09		$10.50		$10.58		$10.18
Total return	2.48%	0.99%		8.00%		1.59%		6.51%		1.28%
Ratios to average net assets(b)(c)
Total gross expenses	1.78%	1.77	%(d)	1.78%		1.74%		1.70%		1.67%
Total net expenses(e)	1.56%	1.55	%(d)	1.55	%(f)	1.55	%(f)	1.53	%(f)	1.50	%(f)
Net investment income	2.02%	2.17	%(d)	2.23%		2.34%		2.42%		2.92%
Supplemental data
Net assets, end of period (in thousands)	$4,301	$3,919		$4,066		$3,347		$3,567		$2,100
Portfolio turnover	16%	0%		11%		11%		22%		22%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$11.12
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	0.08
Total from investment operations	0.12
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$11.20
Total return	1.07%
Ratios to average net assets(b)
Total gross expenses	0.72	%(c)
Total net expenses(d)	0.53	%(c)
Net investment income	3.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	16%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class Z	2013	2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.18	$11.09		$10.50		$10.58		$10.18		$10.35
Income from investment operations:
Net investment income	0.34	0.03		0.35		0.36		0.36		0.40
Net realized and unrealized gain (loss)	0.05	0.09		0.59		(0.08)		0.40		(0.17)
Total from investment operations	0.39	0.12		0.94		0.28		0.76		0.23
Less distributions to shareholders:
Net investment income	(0.34)	(0.03)		(0.35)		(0.36)		(0.36)		(0.40)
Net realized gains	(0.01)	—		—		—		—		—
Total distributions to shareholders	(0.35)	(0.03)		(0.35)		(0.36)		(0.36)		(0.40)
Net asset value, end of period	$11.22	$11.18		$11.09		$10.50		$10.58		$10.18
Total return	3.51%	1.07%		9.08%		2.61%		7.58%		2.30%
Ratios to average net assets(b)(c)
Total gross expenses	0.78%	0.77	%(d)	0.79%		0.74%		0.70%		0.67%
Total net expenses(e)	0.56%	0.55	%(d)	0.55	%(f)	0.55	%(f)	0.53	%(f)	0.50	%(f)
Net investment income	3.02%	3.17	%(d)	3.24%		3.34%		3.46%		3.92%
Supplemental data
Net assets, end of period (in thousands)	$73,154	$79,910		$79,371		$85,305		$110,040		$110,408
Portfolio turnover	16%	0%		11%		11%		22%		22%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia Georgia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2013
22

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the

Annual Report 2013
23

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Board. For the year ended April 30, 2013, other expenses paid to this company were $1,403.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4*	0.10
Class Z	0.19

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $15,905 for Class A, $4 for Class B and $2,160 for Class C shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2013
24

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through August 31, 2013		Prior to August 1, 2012
Class A	0.81%		0.80%
Class B	1.56		1.55
Class C	1.56		1.55
Class R4	0.56	*	—
Class Z	0.56		0.55

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$—	$—	$125
Long-term capital gains	82,410	—	—
Tax-exempt income	3,038,675	261,650	3,232,698
Total	$3,121,085	$261,650	$3,232,823

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$495,812
Undistributed ordinary income	8,960
Undistributed accumulated long-term capital gains	510,808
Unrealized appreciation	8,093,291

At April 30, 2013, the cost of investments for federal income tax purposes was $90,325,970 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,141,233
Unrealized depreciation	(47,942)
Net unrealized appreciation	8,093,291

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $16,090,173 and $20,304,612, respectively, for the year ended April 30, 2013.

Note 6. Shareholder Concentration

At April 30, 2013, one unaffiliated shareholder account owned 74.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2013
25

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws.

AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
26

Columbia Georgia Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Georgia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Georgia Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

Annual Report 2013
27

Columbia Georgia Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$622,879
Exempt-Interest Dividends	100.00%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
28

Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
29

Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
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Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

184

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
31

Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
32

Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
33

Columbia Georgia Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Georgia Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm (the Independent Consultant) to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Service Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
34

Columbia Georgia Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund's underperformance for certain periods, noting that appropriate steps had been taken or are contemplated to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
35

Columbia Georgia Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
36

Columbia Georgia Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Georgia Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN152_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia Maryland Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Maryland Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Maryland Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Approval of Investment Management Services Agreement	36
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Maryland Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Maryland Intermediate Municipal Bond Fund (the Fund) Class A shares returned 3.58% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund lagged its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.35% for the same 12-month period.

>  The Fund's concentration in higher quality securities detracted from return, as lower-rated names performed the best during the period.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	09/01/90
Excluding sales charges		3.58	4.54	3.37
Including sales charges		0.23	3.86	3.02
Class B	06/08/93
Excluding sales charges		2.81	3.76	2.61
Including sales charges		-0.19	3.76	2.61
Class C	06/17/92
Excluding sales charges		2.81	3.76	2.59
Including sales charges		1.81	3.76	2.59
Class R4*	03/19/13	3.60	4.55	3.37
Class Z	09/01/90	3.84	4.80	3.62
Barclays 3-15 Year Blend Municipal Bond Index		4.35	5.91	4.85

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Maryland Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Maryland Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Maryland Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 3.58% excluding sales charges. The Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, gained 4.35%. The Fund's higher quality positioning than the benchmark detracted from results. Maryland bonds are generally of higher quality than many other states, which limited our ability to compete with the index return in a period that favored lower-rated issues. Higher rate securities offer lower yields and less return potential as the yield spread tightens between higher and lower rated bonds, which it did during the period.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) weighed on the global economy throughout the 12-month period ended April 30, 2013. Late in the period, the sequester clouded consumer confidence in the United States, even though it has had little material impact on the economy to date. However, a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other volatile assets as central banks continued to pour liquidity into key markets.

Municipal Market Generates Solid Returns

The U.S. municipal bond market delivered modest, but solid, returns for the 12-month period. Yields fell across all maturities, rallying strongly after the November 2012 presidential election. The market sold off in December, but the retreat was short lived, as weaker economic numbers early in 2013 sent fixed-income investors back to the relative safety of the municipal market. At year end, municipal yields were eight, 18 and 25 basis points lower for five-, 10- and 15-year maturities compared to one year ago. Higher quality bonds generally underperformed lower quality bonds. Pre-refunded bonds, which are higher quality and generally shorter in maturity, were the weakest sector among municipals. A pre-refunded bond is created when an issuer refinances existing debt at a lower rate. The proceeds from the lower-yielding issue are invested in U.S. Treasury securities and used to repay the original bond at its original call date. Hospital bonds were generally the strongest performers. Local general obligation bonds outperformed state general obligation bonds by a small margin. For the second consecutive year, rating agencies issued more downgrades than upgrades in the overall municipal market, as a lackluster economy continued to pressure issuers.

High Quality Orientation Hampered Returns

The Fund delivered a solid return for the 12-month period, but it lagged the index because it had more exposure to higher quality names, especially state and local general obligation bonds, which yielded significantly less than the yield on the benchmark index. To help compensate for the lack of yield available from

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2013)
AAA rating	11.9
AA rating	48.8
A rating	18.8
BBB rating	17.1
Non-investment grade	2.2
Non rated	1.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia Maryland Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

Maryland municipal bonds, we managed the Fund's duration a little longer than the index. Duration is a measure of interest rate sensitivity and when yields decline, as they did during this 12-month period, a longer duration adds to return. The Fund had less exposure to the three- to five-year range and more exposure to the 10-year portion of the yield curve — a line that charts municipal bond yields for securities of comparable quality across a range of maturities from short to long. Although the Fund had less exposure than the index to bonds in the 14- to 17-year range, the securities it held in that range generated returns that exceeded their counterparts in the index.

The Fund also benefited from positions in BBB rated bonds, which accounted for approximately 17% of the portfolio and generated returns higher than their counterparts in the index. We added to the Fund's exposure to BBB rated bonds over the period with the purchase of Industrial Development Revenue bonds and student housing bonds. We also added exposure out beyond 10 years in hospital and college issues. We decreased the Fund's exposure to short maturities and short-term callable bonds to fund these purchases. (A callable bond is one that the issuer may redeem prior to its maturity date.)

Maryland's Job Growth Vulnerable to the Sequester

Recent job growth has helped the Maryland economy regain some momentum after it lost some ground in 2012. An expanding workforce has driven Maryland's unemployment rate down to 6.6% — lower than the national average. Unfortunately, the state is now vulnerable to spending cuts that could hurt its defense industry and health science centers. However, this austerity is not expected to derail Maryland's recovery, as increased federal funding under the Affordable Care Act should soften the blow. Maryland's housing market has been slow to recover as it continues to deal with a wave of foreclosures, which are likely to drive prices slightly lower before they begin to turn around — perhaps later this year. Over the longer term, we believe that Maryland will continue to benefit from its highly educated workforce and proximity to Washington D.C.

Looking Ahead

In this environment, we will expect to continue to emphasize the quality, sector and maturity profile of the Fund versus its benchmarks, and we expect to seek out issues rated A and BBB across sectors that mature in 10-14 years, while maintaining a dollar-weighted average portfolio maturity of between three and ten years, as we believe they are currently attractive. With a seasoned staff of credit professionals, we believe we are well positioned to discover value opportunities that offer incremental yield and appropriate fundamentals among Maryland municipal bonds.

Annual Report 2013
5

Columbia Maryland Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.50		1,020.78	4.04		4.06	0.81
Class B	1,000.00	1,000.00	1,007.70		1,017.06	7.77		7.80	1.56
Class C	1,000.00	1,000.00	1,007.70		1,017.06	7.77		7.80	1.56
Class R4	1,000.00	1,000.00	1,010.60	*	1,022.07	0.62	*	2.76	0.55 *
Class Z	1,000.00	1,000.00	1,012.70		1,022.02	2.79		2.81	0.56

*For the period March 19, 2013 through April 30, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 0.9%
Maryland Environmental Service Revenue Bonds Mid Shore II Regional Landfill Series 2011 11/01/24	5.000%	1,030,000	1,220,499
Higher Education 10.2%
City of Westminster Revenue Bonds McDaniel College, Inc. Series 2006 11/01/17	5.000%	575,000	631,028
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Goucher College Series 2012A 07/01/26	5.000%	1,215,000	1,422,838
Johns Hopkins University Series 2008A 07/01/18	5.000%	1,750,000	2,109,660
Johns Hopkins University Project Series 2012A 07/01/29	5.000%	3,000,000	3,589,350
Maryland Institute College of Art Series 2012 06/01/29	5.000%	1,500,000	1,697,475
Notre Dame of Maryland University Series 2012 10/01/32	5.000%	1,000,000	1,095,900
Maryland Industrial Development Financing Authority Refunding Revenue Bonds American Center for Physics Facility Series 2001 12/15/15	5.250%	1,000,000	1,004,180
Morgan State University Refunding Revenue Bonds Series 2012 07/01/30	5.000%	150,000	175,593
University System of Maryland Revenue Bonds Series 2006A 10/01/15	5.000%	2,000,000	2,222,300
Total			13,948,324
Hospital 11.9%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Carroll Hospital Series 2012A 07/01/26	5.000%	1,210,000	1,383,925
07/01/27	5.000%	1,000,000	1,138,610

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Carroll Hospital Center Series 2006 07/01/26	4.500%	1,000,000	1,045,000
FHA Insured Mortgage-Western Health Series 2006
07/01/13	5.000%	1,280,000	1,289,280
01/01/20	5.000%	1,450,000	1,622,101
Frederick Memorial Hospital Series 2012-A
07/01/26	5.000%	1,000,000	1,145,450
Johns Hopkins Health System Series 2012 07/01/28	5.000%	1,000,000	1,191,950
MedStar Health Series 2011 08/15/22	5.000%	1,620,000	1,923,232
Series 2013A 08/15/27	5.000%	1,000,000	1,167,970
Peninsula Regional Medical Center Series 2006 07/01/26	5.000%	2,000,000	2,209,720
Maryland Health & Higher Educational Facilities Authority(a) Revenue Bonds Johns Hopkins Health System Series 2008 05/15/48	5.000%	2,000,000	2,174,360
Total			16,291,598
Hotels 1.0%
City of Baltimore Senior Revenue Bonds Series 2006A (XLCA) 09/01/17	5.250%	1,300,000	1,385,761
Investor Owned 2.3%
Maryland Economic Development Corp. Refunding Revenue Bonds Potomac Series 2009 09/01/22	6.200%	2,500,000	3,092,500
Local Appropriation 5.9%
City of Baltimore Refunding Certificate of Participation Series 2010A 10/01/17	5.000%	1,500,000	1,747,605
Refunding Unlimited General Obligation Bonds Consolidated Public Improvement Series 2013-B 10/15/23	5.000%	1,000,000	1,259,010
County of Baltimore Certificate of Participation Series 2012 10/01/20	5.000%	1,500,000	1,856,910
10/01/22	5.000%	2,000,000	2,505,440
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Howard County Housing Commission Revenue Bonds Roger Carter Recreation Center Project Series 2011 06/01/26	5.000%	585,000	681,759
Total			8,050,724
Local General Obligation 15.1%
City of Baltimore Unlimited General Obligation Bonds Consolidated Public Improvement Series 2008A (AGM) 10/15/22	5.000%	2,000,000	2,368,140
County of Anne Arundel General Obligation Limited Notes Consolidated General Improvement Series 2006 03/01/18	5.000%	3,300,000	3,699,300
Limited General Obligation Refunding Bonds Consolidated General Improvement Series 2006 03/01/15	5.000%	2,000,000	2,171,220
County of Baltimore Unlimited General Obligation Bonds Consolidated Public Improvement Series 2008 02/01/18	5.000%	1,000,000	1,199,000
County of Frederick Unlimited General Obligation Refunding Bonds Public Facilities Series 2005 08/01/14	5.000%	1,500,000	1,588,380
Series 2006 11/01/18	5.250%	2,005,000	2,470,180
11/01/21	5.250%	2,500,000	3,239,550
County of Montgomery Unlimited General Obligation Refunding Bonds Consolidated Public Improvement Series 2005A 07/01/16	5.000%	1,250,000	1,428,775
County of Prince George's Limited General Obligation Refunding & Public Improvement Bonds Series 2011B 09/15/20	5.000%	2,000,000	2,535,960
Total			20,700,505
Multi-Family 6.1%
Howard County Housing Commission Revenue Bonds Series 2012-A(a) 07/01/34	1.440%	1,000,000	1,000,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Economic Development Corp. Refunding Revenue Bonds Morgan State University Project Senior Series 2012 07/01/20	4.000%	550,000	594,638
07/01/21	4.000%	550,000	590,821
University of Maryland-Baltimore County Project Series 2006 (XLCA) 07/01/20	5.000%	600,000	637,590
University of Maryland-College Park Projects Series 2006 (AGCP) 06/01/17	5.000%	1,000,000	1,093,590
06/01/19	5.000%	1,000,000	1,080,910
Revenue Bonds Salisbury University Project Series 2012 06/01/27	5.000%	1,100,000	1,212,134
Senior Revenue Bonds Towson University Project Series 2007A 07/01/24	5.250%	1,185,000	1,290,169
Towson University Project Series 2012 07/01/27	5.000%	700,000	793,464
Total			8,293,316
Municipal Power 0.9%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(b) 10/01/24	5.000%	220,000	265,540
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2010ZZ(b) 07/01/25	5.250%	1,000,000	1,030,630
Total			1,296,170
Other Bond Issue 2.9%
County of Montgomery Revenue Bonds Department of Liquor Control Series 2009A 04/01/22	5.000%	2,055,000	2,441,422
Maryland Community Development Administration Revenue Bonds Capital Fund Securitization Series 2003 (AGM) 07/01/21	4.400%	1,500,000	1,505,625
Total			3,947,047
Other Industrial Development Bond 1.2%
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	1,425,000	1,591,226

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool/Bond Bank 0.9%
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008A 03/01/23	5.000%	1,000,000	1,177,190
Refunded/Escrowed 4.0%
City of Baltimore Revenue Bonds Water Project Series 1994A Escrowed to Maturity (FGIC) 07/01/24	5.000%	1,400,000	1,784,706
County of Baltimore Prerefunded 09/01/16 Revenue Bonds Catholic Health Initiatives Series 2006A 09/01/26	5.000%	1,500,000	1,703,940
Revenue Bonds Catholic Health Initiatives Series 2006A Escrowed to Maturity 09/01/16	5.000%	1,000,000	1,145,340
Maryland Health & Higher Educational Facilities Authority Revenue Bonds College of Notre Dame Series 1998 Escrowed to Maturity (NPFGC) 10/01/14	4.600%	510,000	539,085
Maryland State Transportation Authority Revenue Bonds Series 1978 Escrowed to Maturity 07/01/16	6.800%	305,000	336,803
Total			5,509,874
Retirement Communities 4.1%
City of Gaithersburg Refunding Revenue Bonds Asbury Obligation Series 2009B 01/01/23	6.000%	1,250,000	1,420,850
County of Baltimore Revenue Bonds Oak Crest Village Incorporate Facility Series 2007A 01/01/22	5.000%	1,045,000	1,114,440
01/01/27	5.000%	2,000,000	2,091,140
Maryland Health & Higher Educational Facilities Authority Revenue Bonds King Farm Presbyterian Community Series 2007A 01/01/27	5.250%	1,000,000	1,001,580
Total			5,628,010

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Single Family 1.2%
Maryland Community Development Administration Revenue Bonds Residential Series 2010B 09/01/30	5.125%	1,500,000	1,658,505
Special Non Property Tax 5.0%
Maryland State Department of Transportation Revenue Bonds Series 2008 02/15/22	5.000%	3,125,000	3,650,531
Series 2009 06/15/21	4.000%	1,495,000	1,716,365
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	350,000	392,563
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan-Senior Lien Series 2010A(b) 10/01/17	5.000%	1,000,000	1,118,850
Total			6,878,309
Special Property Tax 2.7%
Anne Arundel County Consolidated District Special Tax Refunding Bonds Villages of Dorchester & Farmington Series 2013 07/01/23	5.000%	225,000	273,879
07/01/24	5.000%	500,000	603,385
County of Frederick Special Tax Bonds Urbana Community Development Authority Series 2010A 07/01/25	5.000%	2,500,000	2,868,950
Total			3,746,214
State Appropriated 2.8%
Maryland Economic Development Corp. Refunding Revenue Bonds Department of Transportation Headquarters Series 2010 06/01/22	4.500%	2,675,000	3,285,462
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2006A 12/15/19	5.250%	500,000	615,925
Total			3,901,387

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 5.2%
State of Maryland Unlimited General Obligation Bonds 1st Series 2011B 03/15/18	5.000%	1,500,000	1,804,755
State & Local Facilities 1st Series 2009C 03/01/21	5.000%	1,500,000	1,796,820
State & Local Facilities-Capital Improvement 1st Series 2003A 03/01/17	5.250%	3,000,000	3,533,280
Total			7,134,855
Transportation 2.6%
Washington Metropolitan Area Transit Authority Revenue Bonds Transit Series 2009 07/01/23	5.250%	3,000,000	3,565,110
Turnpike/Bridge/Toll Road 2.6%
Maryland State Transportation Authority Revenue Bonds Series 2009A 07/01/22	5.000%	3,000,000	3,617,430
Water & Sewer 7.8%
City of Baltimore Revenue Bonds Wastewater Projects Series 2006C (AMBAC) 07/01/18	5.000%	1,125,000	1,276,988
Series 2007D (AMBAC) 07/01/19	5.000%	1,250,000	1,453,737
Series 2008A (AGM) 07/01/21	5.000%	1,250,000	1,481,250

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Montgomery Revenue Bonds Series 2012A 04/01/29	5.000%	1,000,000	1,160,680
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008 03/01/21	5.000%	2,500,000	2,937,825
Washington Suburban Sanitary Commission Unlimited General Obligation Refunding & Public Improvement Bonds Series 2009 06/01/21	4.000%	2,000,000	2,316,500
Total			10,626,980
Total Municipal Bonds (Cost: $122,451,818)			133,261,534

Money Market Funds 1.0%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.000%(c)	1,365,811	1,365,811
Total Money Market Funds (Cost: $1,365,811)		1,365,811
Total Investments (Cost: $123,817,629)		134,627,345
Other Assets & Liabilities, Net		2,306,013
Net Assets		136,933,358

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2013, the value of these securities amounted to $2,807,583 or 2.05% of net assets.

(c)  The rate shown is the seven-day current annualized yield at April 30, 2013.

Abbreviation Legend

AGCP  Assured Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	133,261,534	—	133,261,534
Total Bonds	—	133,261,534	—	133,261,534
Other
Money Market Funds	1,365,811	—	—	1,365,811
Total Other	1,365,811	—	—	1,365,811
Total	1,365,811	133,261,534	—	134,627,345

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
(identified cost $123,817,629)	$134,627,345
Receivable for:
Investments sold	1,207,338
Capital shares sold	68,088
Interest	1,540,725
Expense reimbursement due from Investment Manager	659
Prepaid expenses	730
Total assets	137,444,885
Liabilities
Payable for:
Capital shares purchased	36,679
Dividend distributions to shareholders	325,499
Investment management fees	1,499
Distribution and/or service fees	246
Transfer agent fees	23,975
Administration fees	262
Compensation of board members	91,990
Other expenses	31,377
Total liabilities	511,527
Net assets applicable to outstanding capital stock	$136,933,358
Represented by
Paid-in capital	$128,480,724
Undistributed net investment income	238,451
Accumulated net realized loss	(2,595,533)
Unrealized appreciation (depreciation) on:
Investments	10,809,716
Total — representing net assets applicable to outstanding capital stock	$136,933,358

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$23,767,344
Shares outstanding	2,133,264
Net asset value per share	$11.14
Maximum offering price per share(a)	$11.51
Class B
Net assets	$119,271
Shares outstanding	10,696
Net asset value per share	$11.15
Class C
Net assets	$2,938,827
Shares outstanding	263,728
Net asset value per share	$11.14
Class R4
Net assets	$2,523
Shares outstanding	227
Net asset value per share(b)	$11.14
Class Z
Net assets	$110,105,393
Shares outstanding	9,880,632
Net asset value per share	$11.14

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends	$752
Interest	5,001,337
Total income	5,002,089
Expenses:
Investment management fees	567,167
Distribution and/or service fees
Class A	59,684
Class B	1,430
Class C	28,451
Transfer agent fees
Class A	48,120
Class B	288
Class C	5,739
Class R4(a)	1
Class Z	231,538
Administration fees	99,254
Compensation of board members	23,092
Custodian fees	2,405
Printing and postage fees	48,324
Registration fees	1,367
Professional fees	37,277
Other	10,065
Total expenses	1,164,202
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(282,544)
Expense reductions	(40)
Total net expenses	881,618
Net investment income	4,120,471
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	807,967
Net realized gain	807,967
Net change in unrealized appreciation (depreciation) on:
Investments	290,144
Net change in unrealized appreciation (depreciation)	290,144
Net realized and unrealized gain	1,098,111
Net increase in net assets resulting from operations	$5,218,582

(a) For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)	Year Ended April 30, 2012(b)	Year Ended March 31, 2012
Operations
Net investment income	$4,120,471	$350,283	$4,304,409
Net realized gain	807,967	34,081	75,004
Net change in unrealized appreciation (depreciation)	290,144	1,052,417	6,645,176
Net increase in net assets resulting from operations	5,218,582	1,436,781	11,024,589
Distributions to shareholders
Net investment income
Class A	(649,382)	(57,180)	(739,657)
Class B	(2,810)	(280)	(5,541)
Class C	(55,899)	(4,781)	(73,733)
Class R4	(8)	—	—
Class Z	(3,412,373)	(276,675)	(3,486,613)
Total distributions to shareholders	(4,120,472)	(338,916)	(4,305,544)
Increase (decrease) in net assets from capital stock activity	(2,058,975)	(395,709)	(87,900)
Total increase (decrease) in net assets	(960,865)	702,156	6,631,145
Net assets at beginning of year	137,894,223	137,192,067	130,560,922
Net assets at end of year	$136,933,358	$137,894,223	$137,192,067
Undistributed net investment income	$238,451	$175,757	$164,390

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	152,890	1,699,702	4,381	48,387	199,208	2,151,822
Distributions reinvested	15,799	175,887	1,269	14,018	15,538	168,507
Redemptions	(278,163)	(3,087,446)	(16,995)	(186,859)	(213,412)	(2,287,445)
Net increase (decrease)	(109,474)	(1,211,857)	(11,345)	(124,454)	1,334	32,884
Class B shares
Subscriptions	91	1,011	10	111	187	2,013
Distributions reinvested	158	1,761	15	169	200	2,170
Redemptions(c)	(4,547)	(50,615)	(2)	(29)	(20,987)	(225,328)
Net increase (decrease)	(4,298)	(47,843)	23	251	(20,600)	(221,145)
Class C shares
Subscriptions	65,891	734,385	9,739	107,311	48,269	526,024
Distributions reinvested	4,386	48,835	259	2,859	4,298	46,512
Redemptions	(61,867)	(687,787)	(13,569)	(149,080)	(149,498)	(1,616,516)
Net increase (decrease)	8,410	95,433	(3,571)	(38,910)	(96,931)	(1,043,980)
Class R4 shares
Subscriptions	226	2,500	—	—	—	—
Distributions reinvested	1	6	—	—	—	—
Net increase	227	2,506	—	—	—	—
Class Z shares
Subscriptions	1,552,156	17,291,699	75,448	831,559	1,522,571	16,591,299
Distributions reinvested	14,787	164,665	1,118	12,350	12,260	132,978
Redemptions	(1,650,796)	(18,353,578)	(97,838)	(1,076,505)	(1,442,848)	(15,579,936)
Net increase (decrease)	(83,853)	(897,214)	(21,272)	(232,596)	91,983	1,144,341
Total net decrease	(188,988)	(2,058,975)	(36,165)	(395,709)	(24,214)	(87,900)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.05		$10.96		$10.41		$10.53		$10.08		$10.44
Income from investment operations:
Net investment income	0.30		0.03		0.33		0.34		0.34		0.38
Net realized and unrealized gain (loss)	0.09		0.09		0.55		(0.12)		0.45		(0.36)
Total from investment operations	0.39		0.12		0.88		0.22		0.79		0.02
Less distributions to shareholders:
Net investment income	(0.30)		(0.03)		(0.33)		(0.34)		(0.34)		(0.38)
Total distributions to shareholders	(0.30)		(0.03)		(0.33)		(0.34)		(0.34)		(0.38)
Net asset value, end of period	$11.14		$11.05		$10.96		$10.41		$10.53		$10.08
Total return	3.58%		1.05%		8.55%		2.05%		7.93%		0.26%
Ratios to average net assets(b)
Total gross expenses	1.01%		1.05	%(c)	1.03%		0.97%		0.94%		0.90%
Total net expenses(d)	0.81	%(e)	0.80	%(c)	0.80	%(e)	0.80	%(e)	0.79	%(e)	0.75	%(e)
Net investment income	2.72%		2.83	%(c)	3.07%		3.18%		3.26%		3.76%
Supplemental data
Net assets, end of period (in thousands)	$23,767		$24,781		$24,708		$23,454		$27,423		$23,530
Portfolio turnover	15%		1%		7%		11%		23%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class B	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.06		$10.97		$10.42		$10.54		$10.09		$10.45
Income from investment operations:
Net investment income	0.22		0.02		0.25		0.26		0.27		0.31
Net realized and unrealized gain (loss)	0.09		0.09		0.55		(0.12)		0.45		(0.36)
Total from investment operations	0.31		0.11		0.80		0.14		0.72		(0.05)
Less distributions to shareholders:
Net investment income	(0.22)		(0.02)		(0.25)		(0.26)		(0.27)		(0.31)
Total distributions to shareholders	(0.22)		(0.02)		(0.25)		(0.26)		(0.27)		(0.31)
Net asset value, end of period	$11.15		$11.06		$10.97		$10.42		$10.54		$10.09
Total return	2.81%		0.99%		7.73%		1.30%		7.13%		(0.48%)
Ratios to average net assets(b)
Total gross expenses	1.75%		1.80	%(c)	1.81%		1.72%		1.69%		1.65%
Total net expenses(d)	1.56	%(e)	1.55	%(c)	1.55	%(e)	1.55	%(e)	1.54	%(e)	1.50	%(e)
Net investment income	1.96%		2.08	%(c)	2.34%		2.43%		2.56%		3.01%
Supplemental data
Net assets, end of period (in thousands)	$119		$166		$164		$371		$929		$2,220
Portfolio turnover	15%		1%		7%		11%		23%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.05		$10.96		$10.41		$10.53		$10.08		$10.44
Income from investment operations:
Net investment income	0.22		0.02		0.25		0.26		0.26		0.31
Net realized and unrealized gain (loss)	0.09		0.09		0.55		(0.12)		0.45		(0.36)
Total from investment operations	0.31		0.11		0.80		0.14		0.71		(0.05)
Less distributions to shareholders:
Net investment income	(0.22)		(0.02)		(0.25)		(0.26)		(0.26)		(0.31)
Total distributions to shareholders	(0.22)		(0.02)		(0.25)		(0.26)		(0.26)		(0.31)
Net asset value, end of period	$11.14		$11.05		$10.96		$10.41		$10.53		$10.08
Total return	2.81%		0.99%		7.74%		1.29%		7.12%		(0.49%)
Ratios to average net assets(b)
Total gross expenses	1.76%		1.80	%(c)	1.78%		1.72%		1.69%		1.65%
Total net expenses(d)	1.56	%(e)	1.55	%(c)	1.55	%(e)	1.55	%(e)	1.54	%(e)	1.50	%(e)
Net investment income	1.96%		2.09	%(c)	2.33%		2.42%		2.49%		3.02%
Supplemental data
Net assets, end of period (in thousands)	$2,939		$2,822		$2,838		$3,705		$3,269		$2,143
Portfolio turnover	15%		1%		7%		11%		23%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$11.06
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	0.08
Total from investment operations	0.12
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$11.14
Total return	1.06%
Ratios to average net assets(b)
Total gross expenses	0.71	%(c)
Total net expenses(d)	0.55	%(c)
Net investment income	2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	15%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.05		$10.96		$10.41		$10.53		$10.09		$10.44
Income from investment operations:
Net investment income	0.33		0.03		0.36		0.36		0.37		0.41
Net realized and unrealized gain (loss)	0.09		0.09		0.55		(0.11)		0.44		(0.35)
Total from investment operations	0.42		0.12		0.91		0.25		0.81		0.06
Less distributions to shareholders:
Net investment income	(0.33)		(0.03)		(0.36)		(0.37)		(0.37)		(0.41)
Total distributions to shareholders	(0.33)		(0.03)		(0.36)		(0.37)		(0.37)		(0.41)
Net asset value, end of period	$11.14		$11.05		$10.96		$10.41		$10.53		$10.09
Total return	3.84%		1.07%		8.82%		2.31%		8.09%		0.61%
Ratios to average net assets(b)
Total gross expenses	0.76%		0.80	%(c)	0.77%		0.72%		0.69%		0.65%
Total net expenses(d)	0.56	%(e)	0.55	%(c)	0.55	%(e)	0.55	%(e)	0.54	%(e)	0.50	%(e)
Net investment income	2.96%		3.07	%(c)	3.31%		3.43%		3.52%		4.01%
Supplemental data
Net assets, end of period (in thousands)	$110,105		$110,126		$109,482		$103,031		$131,234		$126,661
Portfolio turnover	15%		1%		7%		11%		23%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia Maryland Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Annual Report 2013
23

Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update

(ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended April 30, 2013, other expenses paid to this company were $1,498.

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24

Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4*	0.21
Class Z	0.20

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $40.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $20,355 for Class A and $500 for Class C shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2013
25

Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through August 31, 2013		Prior to August 1, 2012
Class A	0.81%		0.80%
Class B	1.56		1.55
Class C	1.56		1.55
Class R4	0.56	*	—
Class Z	0.56		0.55

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, distributions and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$62,695
Accumulated net realized loss	93,461
Paid-in capital	(156,156)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Tax-exempt income	$3,961,933	$338,031	$4,285,655
Ordinary income	158,539	885	19,889
Total	$4,120,472	$338,916	$4,305,544

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$606,954
Accumulated realized loss	(2,595,533)
Unrealized appreciation	10,858,664

At April 30, 2013, the cost of investments for federal income tax purposes was $123,768,681 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$10,868,041
Unrealized depreciation	(9,377)
Net unrealized appreciation	$10,858,664

The following capital loss carryforward, determined at April 30, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2014	271,557
2016	511
2017	2,323,465
Total	2,595,533

For the year ended April 30, 2013, $745,272 of capital loss carryforward was utilized and $156,156 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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26

Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $26,628,371 and $20,429,370, respectively, for the year ended April 30, 2013.

Note 6. Shareholder Concentration

At April 30, 2013, one unaffiliated shareholder account owned 87.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q,

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27

Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
28

Columbia Maryland Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Maryland Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Maryland Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

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Columbia Maryland Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns.

Tax Designations:

Exempt-Interest Dividends	96.16%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

184

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

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Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

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Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008- November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

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Columbia Maryland Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Maryland Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm (the Independent Consultant) to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Service Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

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Columbia Maryland Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment. The Board observed that appropriate steps had been taken or are contemplated to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation

Annual Report 2013
37

Columbia Maryland Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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38

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Annual Report 2013
40

Columbia Maryland Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Maryland Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN190_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia North Carolina Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia North Carolina Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia North Carolina Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Approval of Investment Management Services Agreement	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia North Carolina Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia North Carolina Intermediate Municipal Bond Fund (the Fund) Class A shares returned 3.57% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.35% for the same 12-month period.

>  The Fund's modest shortfall relative to the index was the result of slightly less exposure to longer intermediate-term bonds, which were the period's best performers, and a slightly higher quality orientation.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/14/92
Excluding sales charges		3.57	4.71	3.61
Including sales charges		0.24	4.02	3.26
Class B	06/07/93
Excluding sales charges		2.80	3.90	2.82
Including sales charges		-0.20	3.90	2.82
Class C	12/16/92
Excluding sales charges		2.89	3.93	2.83
Including sales charges		1.89	3.93	2.83
Class R4*	03/19/13	3.83	4.97	3.86
Class Z	12/11/92	3.83	4.97	3.86
Barclays 3-15 Year Blend Municipal Bond Index		4.35	5.91	4.85

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia North Carolina Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia North Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia North Carolina Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 3.57% excluding sales charges. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.35% for the same 12-month period. The Fund's modest shortfall relative to the index can be accounted for by its slightly lower exposure to longer intermediate-term bonds, which were the period's best performers, and a slightly higher quality orientation, which is driven by the overall high quality of bonds issued within the state.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) weighed on the global economy throughout the 12-month period ended April 30, 2013. Late in the period, the sequester clouded consumer confidence in the United States, even though it has had little material impact on the economy to date. However, a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other volatile assets as central banks continued to pour liquidity into key markets.

Municipal Market Generates Solid Returns

The U.S. municipal bond market delivered modest, but solid, returns for the 12-month period. Yields fell across all maturities, rallying strongly after the November presidential election. The market sold off in December, but the retreat was short lived, as weaker economic numbers early in 2013 sent fixed-income investors back to the relative safety of the municipal market. At year end, municipal yields were eight, 18 and 25 basis points lower for five-, 10- and 15-year maturities compared to one year ago. Higher quality bonds generally underperformed lower quality bonds. Pre-refunded bonds, which are higher quality and generally shorter in maturity, were the weakest sector among municipals. A pre-refunded bond is created when an issuer refinances existing debt at a lower rate. The proceeds from the lower-yielding issue are invested in U.S. Treasury securities and used to repay the original bond at its original call date. Hospital bonds were generally the strongest performers. Local general obligation bonds outperformed state general obligation bonds by a small margin. For the second consecutive year, rating agencies issued more downgrades than upgrades in the overall municipal market, as a lackluster economy continued to pressure issuers.

Quality Orientation, Maturity Positioning Drove Results

The Fund's maturity positioning was generally in line with the index, with slightly more exposure to bonds with maturities between five and eight years and slightly less exposure to 12- to 17-year maturities, the best performing segment for the period. The Fund's call structure was generally longer than the index, which was positive for performance. (A bond's "call date" is the date on which it can be

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2013)
AAA rating	14.5
AA rating	48.5
A rating	24.0
BBB rating	8.3
Non rated	4.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia North Carolina Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

redeemed before maturity.) However, its quality orientation, which reflects the overall higher quality of North Carolina bonds and lack of availability of lower-quality A and AA rated bonds, limited results as higher quality bonds underperformed for the period. The A rated bonds in the Fund also gave up some ground because they were shorter in duration, a measure of interest rate senstivitiy. As yields declined, these shorter duration securities underperformed. By contrast, the Fund's hospital, water and sewer and electric revenue bonds generated returns that were in line with or higher than the index return.

During the period, we focused purchases in the 12- to 17-year maturity range, including general obligation hospital bonds rated A and AA and decreased exposure to bonds with very short maturities and bonds with shorter call dates. We also added exposure to non-rated bonds with an investment in a retirement community that we felt offered attractive yields for its risk profile. We continued to decrease exposure to Puerto Rico bonds, which aided performance, as Puerto Rico was by far the weakest state index over the 12-month period. The rating agencies have placed Puerto Rico in the lowest investment-grade category, and we view many of the issuers as still having substantial risks and not offering value for its credit profile. There is a strong interrelationship among several of the larger issuers, and negative news on one often affects them all.

North Carolina Recovery Gains Momentum

A strong labor market has put North Carolina's economy on firmer footing as it continues to recover from recession. Even though the state's unemployment rate at 9.5% is above the U.S. average, it reflects an increase in the number of job seekers. Both private service and manufacturing jobs have contributed to the uptick in hiring. A strong financial services presence in the state is also expected to benefit job expansion, especially in the state's major metropolitan areas. Favorable demographics also figure into the state's improving prospects. In 2012, North Carolina was the 15th fastest growing state in the nation, which should give homebuilding the boost it needs to once again contribute to the state's economic growth. We believe factors are generally favorable for the state's municipal credit profile.

Looking Ahead

In this environment, we will expect to continue to emphasize the quality, sector and maturity profile of the Fund versus its benchmarks, and we expect to seek out issues rated A and BBB across sectors that mature in 10-14 years, while maintaining a dollar-weighted average portfolio maturity of between three and ten years, as we believe they are currently attractive. With a seasoned staff of credit professionals, we believe we are well positioned to discover value opportunities that offer incremental yield and appropriate fundamentals among North Carolina municipal bonds.

Annual Report 2013
5

Columbia North Carolina Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.90		1,020.78	4.04		4.06	0.81
Class B	1,000.00	1,000.00	1,007.30		1,017.06	7.76		7.80	1.56
Class C	1,000.00	1,000.00	1,008.20		1,017.06	7.77		7.80	1.56
Class R4	1,000.00	1,000.00	1,010.70	*	1,022.22	0.59	*	2.61	0.52 *
Class Z	1,000.00	1,000.00	1,012.30		1,022.02	2.79		2.81	0.56

*For the period March 19, 2013 through April 30, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.8%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.7%
Raleigh Durham Airport Authority Refunding Revenue Bonds Series 2010A 05/01/23	5.000%	3,000,000	3,599,190
Higher Education 6.6%
Appalachian State University Refunding Revenue Bonds Series 2005 (NPFGC) 07/15/21	5.000%	790,000	859,512
North Carolina Capital Facilities Finance Agency Revenue Bonds Johnson & Wales University Project Series 2003A (XLCA) 04/01/21	5.250%	1,000,000	1,002,180
Meredith College Series 2008 06/01/31	6.000%	1,000,000	1,136,470
Wake Forest University Series 2009 01/01/26	5.000%	1,000,000	1,191,320
University of North Carolina System Revenue Bonds Asheville/Wilmington Series 2010C 10/01/16	5.000%	3,000,000	3,435,090
General Trust Indenture Series 2009B 10/01/17	4.250%	1,000,000	1,137,020
Series 2008A 10/01/22	5.000%	2,000,000	2,359,180
University of North Carolina at Charlotte Revenue Bonds Series 2012A 2/23/2012 04/01/21	4.000%	2,370,000	2,788,661
Total			13,909,433
Hospital 11.7%
Albemarle Hospital Authority Refunding Revenue Bonds Series 2007 10/01/21	5.250%	2,000,000	2,127,360
10/01/27	5.250%	1,000,000	1,034,780
Charlotte-Mecklenburg Hospital Authority Refunding Revenue Bonds Carolinas Health Care System Group Series 2007A (AGM) 01/15/20	5.000%	1,550,000	1,760,335
Carolinas HealthCare System Group Series 2008A 01/15/24	5.250%	2,000,000	2,272,280

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2009A 01/15/21	5.000%	1,000,000	1,178,680
North Carolina Medical Care Commission Refunding Revenue Bonds North Carolina Baptist Hospital Series 2010 06/01/17	5.000%	1,500,000	1,752,435
Southeastern Regional Medical Center Series 2012 06/01/26	5.000%	1,000,000	1,150,570
Vidant Health Series 2012A 06/01/25	5.000%	1,500,000	1,714,140
Wake Forest Baptist Obligation Series 2012 12/01/24	5.000%	1,650,000	2,013,941
Revenue Bonds Moses Cone Health System Series 2011 10/01/20	5.000%	3,215,000	3,937,732
Wilson Medical Center Series 2007 11/01/19	5.000%	3,385,000	3,831,617
North Carolina Medical Care Commission(a) Refunding Revenue Bonds Novant Health Obligation Group Series 2013 11/01/24	5.000%	530,000	630,583
Northern Hospital District of Surry County Revenue Bonds Series 2008 10/01/24	5.750%	1,000,000	1,080,770
Total			24,485,223
Joint Power Authority 7.8%
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 1993B (NPFGC) 01/01/22	6.000%	1,000,000	1,286,550
Series 1993B (NPFGC/FGIC) 01/01/22	6.000%	3,000,000	3,900,720
Series 2005A (AMBAC) 01/01/20	5.250%	2,000,000	2,234,000
Series 2008A (AGM) 01/01/19	5.250%	1,500,000	1,770,555
Revenue Bonds Series 2009B 01/01/26	5.000%	1,500,000	1,702,965
North Carolina Municipal Power Agency No. 1 Refunding Revenue Bonds Series 2008A 01/01/17	5.250%	1,185,000	1,377,171
01/01/20	5.250%	2,000,000	2,333,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Series 2009A 01/01/25	5.000%	1,500,000	1,716,645
Total			16,321,626
Local Appropriation 23.7%
City of Greenville Certificate of Participation Public Facilities & Equipment Project Series 2004 (AMBAC) 06/01/22	5.250%	2,180,000	2,293,404
City of Wilmington Refunding Certificate of Participation Series 2006A 06/01/17	5.000%	1,005,000	1,136,052
County of Beaufort Limited General Obligation Bonds Series 2012 06/01/25	5.000%	1,045,000	1,248,033
06/01/26	5.000%	1,000,000	1,186,120
County of Buncombe Revenue Bonds Series 2012 06/01/28	5.000%	1,500,000	1,796,340
06/01/29	5.000%	1,500,000	1,785,615
County of Burke Certificate of Participation Series 2006B (AMBAC) 04/01/18	5.000%	1,425,000	1,564,479
County of Cabarrus Certificate of Participation Installment Financing Contract Series 2008C 06/01/22	5.000%	1,545,000	1,813,737
County of Catawba Revenue Bonds Series 2011 10/01/22	5.000%	400,000	490,208
County of Chatham Certificate of Participation Series 2006 (AMBAC) 06/01/20	5.000%	1,065,000	1,197,380
County of Craven Certificate of Participation Series 2007 (NPFGC) 06/01/18	5.000%	2,825,000	3,314,007
06/01/19	5.000%	1,825,000	2,140,907
County of Cumberland Refunding Certificate of Participation Improvement Projects Series 2009-B1 12/01/21	5.000%	2,775,000	3,372,652

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Dare Refunding Revenue Bonds Series 2012D 06/01/26	5.000%	1,000,000	1,186,120
06/01/27	5.000%	700,000	823,494
County of Gaston Refunding Certificate of Participation Series 2005 (NPFGC) 12/01/15	5.000%	1,350,000	1,494,464
County of Harnett Certificate of Participation Series 2009 06/01/22	5.000%	1,880,000	2,187,136
County of Henderson Certificate of Participation Series 2006A (AMBAC) 06/01/16	5.000%	1,060,000	1,193,157
County of Iredell Certificate of Participation Iredell County School Project Series 2006 (AMBAC) 06/01/20	5.000%	1,690,000	1,906,134
County of Mecklenburg Certificate of Participation Series 2009A 02/01/23	5.000%	1,000,000	1,162,910
County of Moore Revenue Bonds Series 2010 06/01/24	5.000%	1,635,000	1,925,523
County of New Hanover Refunding Certificate of Participation Series 2005B (AMBAC) 09/01/18	5.000%	1,755,000	2,112,441
County of Onslow Revenue Bonds Series 2012-A 06/01/28	4.000%	2,140,000	2,335,724
County of Randolph Refunding Certificate of Participation Series 2004 (AGM) 06/01/14	5.000%	1,000,000	1,047,720
County of Sampson Certificate of Participation Series 2006 (AGM) 06/01/16	5.000%	1,000,000	1,131,100
County of Union Refunding Revenue Bonds Series 2012 12/01/24	5.000%	1,715,000	2,172,408

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jacksonville Public Facilities Corp. Limited Obligation Revenue Bonds Series 2012 04/01/26	5.000%	1,075,000	1,270,274
Orange County Public Facilities Co. Revenue Bonds Series 2012 10/01/24	5.000%	1,325,000	1,620,435
Watauga Public Facilities Corp. Revenue Bonds Series 2012A 06/01/28	4.000%	2,500,000	2,650,475
Total			49,558,449
Local General Obligation 8.2%
County of Brunswick Unlimited General Obligation Refunding Bonds Series 2012 02/01/21	5.000%	2,370,000	2,970,605
County of Cabarrus Unlimited General Obligation Bonds Public Improvement Series 2006 03/01/15	5.000%	1,000,000	1,084,070
03/01/16	5.000%	1,000,000	1,125,660
County of Iredell Unlimited General Obligation Bonds School Series 2006 02/01/19	5.000%	2,420,000	2,699,849
County of Mecklenburg Unlimited General Obligation Refunding Bonds Series 2009A 08/01/19	5.000%	1,000,000	1,243,000
County of New Hanover Unlimited General Obligation Refunding Bonds Series 2009 12/01/17	5.000%	1,170,000	1,399,589
County of Orange Unlimited General Obligation Refunding Bonds Series 2005B 04/01/16	5.250%	1,000,000	1,092,340
County of Stanly Unlimited General Obligation Refunding Bonds Series 2010 02/01/18	4.000%	1,500,000	1,723,770
County of Wake Unrefunded Unlimited General Obligation Public Improvement Bonds Series 2009 03/01/20	5.000%	3,065,000	3,749,292
Total			17,088,175

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Power 0.8%
Greenville Utilities Commission Revenue Bonds Series 2008A (AGM) 11/01/18	5.000%	1,040,000	1,252,482
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(b) 10/01/24	5.000%	420,000	506,940
Total			1,759,422
Other Bond Issue 1.3%
Durham County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds Research Triangle Institute Series 2010 02/01/17	4.000%	1,440,000	1,594,901
02/01/18	4.000%	1,000,000	1,127,230
Total			2,722,131
Ports 1.1%
North Carolina Ports Authority Revenue Bonds Senior Lien Series 2010B 02/01/25	5.000%	2,000,000	2,288,320
Refunded/Escrowed 9.1%
Appalachian State University Prerefunded 07/15/15 Revenue Bonds Series 2005 (NPFGC) 07/15/21	5.000%	695,000	764,827
County of Dare Prerefunded 06/01/15 Certificate of Participation Series 2005 (NPFGC/FGIC) 06/01/20	5.000%	3,005,000	3,290,866
County of Orange Prerefunded 04/01/15 Unlimited General Obligation Bonds Public Improvement Series 2005A 04/01/22	5.000%	2,000,000	2,177,960
County of Wake Prerefunded 03/01/19 Unlimited General Obligation Bonds Public Improvement Series 2009 03/01/20	5.000%	935,000	1,150,508
Revenue Bonds Series 1993 Escrowed to Maturity (NPFGC) 10/01/26	5.125%	3,065,000	3,752,418
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/22 Revenue Bonds Series 1988A 01/01/26	6.000%	1,000,000	1,351,940
Revenue Bonds Series 1986A Escrowed to Maturity 01/01/17	5.000%	2,165,000	2,426,272
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2003AA Escrowed to Maturity (NPFGC)(b) 07/01/18	5.500%	3,360,000	4,168,752
Total			19,083,543
Retirement Communities 1.3%
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage United Methodist Series 2013A 10/01/33	5.000%	1,595,000	1,671,528
1st Mortgage-Givens Estates Series 2007 07/01/16	5.000%	1,000,000	1,092,630
Total			2,764,158
Single Family 1.5%
North Carolina Housing Finance Agency Revenue Bonds Series 2011-2 07/01/25	4.000%	2,000,000	2,142,400
North Carolina Housing Finance Agency(c) Revenue Bonds Series 2007-30-A AMT 07/01/23	5.000%	880,000	933,768
Total			3,076,168
Special Non Property Tax 2.4%
City of Charlotte Storm Water Revenue Bonds Series 2006 06/01/17	5.000%	1,120,000	1,270,461
Puerto Rico Infrastructure Financing Authority Refunding Revenue Bonds Series 2005C (FGIC)(b) 07/01/20	5.500%	1,200,000	1,281,492
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	500,000	560,805
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan-Senior Lien Series 2010A(b) 10/01/20	5.000%	1,560,000	1,814,841
Total			4,927,599

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 1.4%
North Carolina Infrastructure Finance Corp. Certificate of Participation Capital Improvement Series 2007A (AGM) 05/01/24	5.000%	2,570,000	2,978,707
Water & Sewer 18.2%
Cape Fear Public Utility Authority Revenue Bonds Series 2008 08/01/20	5.000%	1,000,000	1,202,630
City of Charlotte Revenue Bonds Series 2009B 07/01/25	5.000%	5,835,000	7,109,714
Water & Sewer System Series 2008 07/01/23	5.000%	3,000,000	3,589,890
City of Concord Refunding Revenue Bonds Series 2008B 12/01/19	5.000%	1,500,000	1,836,735
City of Gastonia Refunding Revenue Bonds Combined Utilities System Series 2009 05/01/17	4.000%	1,205,000	1,359,674
City of Greensboro Refunding Revenue Bonds Series 2006 06/01/17	5.250%	2,000,000	2,365,940
06/01/22	5.250%	1,200,000	1,569,036
06/01/23	5.250%	2,000,000	2,646,100
City of High Point Revenue Bonds Series 2008 (AGM) 11/01/24	5.000%	1,000,000	1,199,880
11/01/25	5.000%	1,000,000	1,196,940
City of Raleigh Revenue Bonds Series 2006A 03/01/16	5.000%	1,500,000	1,689,840
Series 2011 03/01/27	5.000%	800,000	962,848
City of Thomasville Refunding Revenue Bonds Series 2012 05/01/24	4.000%	500,000	563,710
05/01/26	4.000%	860,000	949,070
City of Winston-Salem Refunding Revenue Bonds Series 2007A 06/01/19	5.000%	3,000,000	3,485,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Series 2009 06/01/23	5.000%	1,000,000	1,215,550
County of Brunswick Revenue Bonds Series 2008A 04/01/20	5.000%	1,915,000	2,259,164
04/01/22	5.000%	1,390,000	1,628,927
County of Union Refunding Revenue Bonds Enterprise System Series 2011A 12/01/19	4.000%	500,000	588,105
12/01/20	4.000%	600,000	712,086
Total			38,131,539
Total Municipal Bonds (Cost: $183,969,325)			202,693,683

Money Market Funds 2.4%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.000%(d)	5,126,974	5,126,974
Total Money Market Funds (Cost: $5,126,974)		5,126,974
Total Investments (Cost: $189,096,299)		207,820,657
Other Assets & Liabilities, Net		1,689,443
Net Assets		209,510,100

Notes to Portfolio of Investments

(a)  Represents a security purchased on a when-issued or delayed delivery basis.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2013, the value of these securities amounted to $8,332,830 or 3.98% of net assets.

(c)  Income from this security may be subject to alternative minimum tax.

(d)  The rate shown is the seven-day current annualized yield at April 30, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	202,693,683	—	202,693,683
Total Bonds	—	202,693,683	—	202,693,683
Other
Money Market Funds	5,126,974	—	—	5,126,974
Total Other	5,126,974	—	—	5,126,974
Total	5,126,974	202,693,683	—	207,820,657

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
(identified cost $189,096,299)	$207,820,657
Receivable for:
Capital shares sold	485,232
Interest	2,659,862
Expense reimbursement due from Investment Manager	670
Prepaid expenses	827
Total assets	210,967,248
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	629,433
Capital shares purchased	181,539
Dividend distributions to shareholders	484,395
Investment management fees	2,293
Distribution and/or service fees	477
Transfer agent fees	35,352
Administration fees	401
Compensation of board members	91,525
Other expenses	31,733
Total liabilities	1,457,148
Net assets applicable to outstanding capital stock	$209,510,100
Represented by
Paid-in capital	$192,725,549
Undistributed net investment income	737,031
Accumulated net realized loss	(2,676,838)
Unrealized appreciation (depreciation) on:
Investments	18,724,358
Total — representing net assets applicable to outstanding capital stock	$209,510,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$34,851,893
Shares outstanding	3,185,076
Net asset value per share	$10.94
Maximum offering price per share(a)	$11.31
Class B
Net assets	$139,389
Shares outstanding	12,736
Net asset value per share	$10.94
Class C
Net assets	$8,682,828
Shares outstanding	793,717
Net asset value per share	$10.94
Class R4
Net assets	$2,524
Shares outstanding	231
Net asset value per share	$10.93
Class Z
Net assets	$165,833,466
Shares outstanding	15,168,475
Net asset value per share	$10.93

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends	$399
Interest	7,468,623
Total income	7,469,022
Expenses:
Investment management fees	878,335
Distribution and/or service fees
Class A	86,308
Class B	1,521
Class C	84,985
Transfer agent fees
Class A	67,997
Class B	300
Class C	16,736
Class Z	347,515
Administration fees	153,709
Compensation of board members	24,831
Custodian fees	3,129
Printing and postage fees	48,217
Registration fees	1,879
Professional fees	38,249
Other	11,170
Total expenses	1,764,881
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(370,983)
Total net expenses	1,393,898
Net investment income	6,075,124
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	684,349
Net realized gain	684,349
Net change in unrealized appreciation (depreciation) on:
Investments	1,382,384
Net change in unrealized appreciation (depreciation)	1,382,384
Net realized and unrealized gain	2,066,733
Net increase in net assets resulting from operations	$8,141,857

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)	Year Ended April 30, 2012(b)	Year Ended March 31, 2012
Operations
Net investment income	$6,075,124	$526,698	$6,109,342
Net realized gain	684,349	5,021	187,006
Net change in unrealized appreciation (depreciation)	1,382,384	1,922,174	11,583,225
Net increase in net assets resulting from operations	8,141,857	2,453,893	17,879,573
Distributions to shareholders
Net investment income
Class A	(896,426)	(72,299)	(888,222)
Class B	(2,812)	(286)	(6,424)
Class C	(156,689)	(12,742)	(135,648)
Class R4	(8)	—	—
Class Z	(5,019,201)	(424,445)	(5,095,405)
Total distributions to shareholders	(6,075,136)	(509,772)	(6,125,699)
Increase (decrease) in net assets from capital stock activity	(12,989,822)	(1,071,193)	9,824,155
Total increase (decrease) in net assets	(10,923,101)	872,928	21,578,029
Net assets at beginning of year	220,433,201	219,560,273	197,982,244
Net assets at end of year	$209,510,100	$220,433,201	$219,560,273
Undistributed net investment income	$737,031	$737,043	$720,117

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	415,472	4,535,493	31,546	340,406	600,962	6,350,373
Distributions reinvested	60,476	660,647	4,337	47,012	51,185	542,078
Redemptions	(391,487)	(4,267,494)	(13,035)	(140,645)	(706,718)	(7,424,714)
Net increase (decrease)	84,461	928,646	22,848	246,773	(54,571)	(532,263)
Class B shares
Subscriptions	30	327	2	27	3,067	32,564
Distributions reinvested	203	2,217	21	223	263	2,777
Redemptions(c)	(4,533)	(49,446)	—	—	(41,001)	(429,726)
Net increase (decrease)	(4,300)	(46,902)	23	250	(37,671)	(394,385)
Class C shares
Subscriptions	162,353	1,776,448	11,996	129,238	267,163	2,818,144
Distributions reinvested	10,917	119,250	753	8,152	7,413	78,601
Redemptions	(138,462)	(1,513,574)	(9,192)	(99,458)	(39,495)	(414,412)
Net increase	34,808	382,124	3,557	37,932	235,081	2,482,333
Class R4 shares
Subscriptions	230	2,500	—	—	—	—
Distributions reinvested	1	6	—	—	—	—
Net increase	231	2,506	—	—	—	—
Class Z shares
Subscriptions	2,478,489	27,074,501	164,125	1,769,928	3,167,604	33,571,858
Distributions reinvested	50,366	549,746	3,476	37,640	36,972	391,733
Redemptions	(3,838,774)	(41,880,443)	(292,786)	(3,163,716)	(2,449,003)	(25,695,121)
Net increase (decrease)	(1,309,919)	(14,256,196)	(125,185)	(1,356,148)	755,573	8,268,470
Total net increase (decrease)	(1,194,719)	(12,989,822)	(98,757)	(1,071,193)	898,412	9,824,155

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,			Year Ended March 31,
Class A	2013	2012(a)		2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$10.84	$10.74		$10.13	$10.17		$9.79		$10.08
Income from investment operations:
Net investment income	0.28	0.02		0.30	0.31		0.33		0.37
Net realized and unrealized gain (loss)	0.10	0.10		0.61	(0.04)		0.38		(0.29)
Total from investment operations	0.38	0.12		0.91	0.27		0.71		0.08
Less distributions to shareholders:
Net investment income	(0.28)	(0.02)		(0.30)	(0.31)		(0.33)		(0.37)
Total distributions to shareholders	(0.28)	(0.02)		(0.30)	(0.31)		(0.33)		(0.37)
Net asset value, end of period	$10.94	$10.84		$10.74	$10.13		$10.17		$9.79
Total return	3.57%	1.15%		9.02%	2.61%		7.34%		0.87%
Ratios to average net assets(b)
Total gross expenses	0.97%	0.96	%(c)	1.00%	0.94%		0.91%		0.89%
Total net expenses(d)	0.80%	0.79	%(c)	0.79%	0.80	%(e)	0.78	%(e)	0.75	%(e)
Net investment income	2.59%	2.65	%(c)	2.80%	2.97%		3.27%		3.79%
Supplemental data
Net assets, end of period (in thousands)	$34,852	$33,601		$33,061	$31,731		$33,307		$23,236
Portfolio turnover	10%	1%		4%	16%		15%		20%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class B	2013	2012(a)		2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$10.84	$10.74		$10.13	$10.17		$9.79		$10.08
Income from investment operations:
Net investment income	0.20	0.02		0.22	0.23		0.26		0.30
Net realized and unrealized gain (loss)	0.10	0.10		0.59	(0.04)		0.38		(0.29)
Total from investment operations	0.30	0.12		0.81	0.19		0.64		0.01
Less distributions to shareholders:
Net investment income	(0.20)	(0.02)		(0.20)	(0.23)		(0.26)		(0.30)
Total distributions to shareholders	(0.20)	(0.02)		(0.20)	(0.23)		(0.26)		(0.30)
Net asset value, end of period	$10.94	$10.84		$10.74	$10.13		$10.17		$9.79
Total return	2.80%	1.09%		8.07%	1.85%		6.55%		0.13%
Ratios to average net assets(b)
Total gross expenses	1.72%	1.71	%(c)	1.82%	1.69%		1.66%		1.64%
Total net expenses(d)	1.55%	1.54	%(c)	1.55%	1.55	%(e)	1.53	%(e)	1.50	%(e)
Net investment income	1.85%	1.90	%(c)	2.08%	2.22%		2.56%		3.04%
Supplemental data
Net assets, end of period (in thousands)	$139	$185		$183	$554		$1,260		$1,920
Portfolio turnover	10%	1%		4%	16%		15%		20%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class C	2013	2012(a)		2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$10.83	$10.74		$10.13	$10.17		$9.79		$10.08
Income from investment operations:
Net investment income	0.20	0.02		0.21	0.23		0.26		0.30
Net realized and unrealized gain (loss)	0.11	0.09		0.62	(0.04)		0.38		(0.29)
Total from investment operations	0.31	0.11		0.83	0.19		0.64		0.01
Less distributions to shareholders:
Net investment income	(0.20)	(0.02)		(0.22)	(0.23)		(0.26)		(0.30)
Total distributions to shareholders	(0.20)	(0.02)		(0.22)	(0.23)		(0.26)		(0.30)
Net asset value, end of period	$10.94	$10.83		$10.74	$10.13		$10.17		$9.79
Total return	2.89%	0.99%		8.23%	1.84%		6.55%		0.12%
Ratios to average net assets(b)
Total gross expenses	1.72%	1.71	%(c)	1.74%	1.69%		1.66%		1.64%
Total net expenses(d)	1.55%	1.54	%(c)	1.54%	1.55	%(e)	1.53	%(e)	1.50	%(e)
Net investment income	1.84%	1.90	%(c)	2.03%	2.22%		2.54%		3.04%
Supplemental data
Net assets, end of period (in thousands)	$8,683	$8,222		$8,112	$5,270		$3,797		$3,672
Portfolio turnover	10%	1%		4%	16%		15%		20%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$10.85
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	0.08
Total from investment operations	0.12
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$10.93
Total return	1.07%
Ratios to average net assets(b)
Total gross expenses	0.60	%(c)
Total net expenses(d)	0.52	%(c)
Net investment income	2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	10%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class Z	2013	2012(a)		2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$10.83	$10.73		$10.12	$10.17		$9.79		$10.07
Income from investment operations:
Net investment income	0.31	0.03		0.32	0.33		0.36		0.40
Net realized and unrealized gain (loss)	0.10	0.10		0.61	(0.05)		0.38		(0.28)
Total from investment operations	0.41	0.13		0.93	0.28		0.74		0.12
Less distributions to shareholders:
Net investment income	(0.31)	(0.03)		(0.32)	(0.33)		(0.36)		(0.40)
Total distributions to shareholders	(0.31)	(0.03)		(0.32)	(0.33)		(0.36)		(0.40)
Net asset value, end of period	$10.93	$10.83		$10.73	$10.12		$10.17		$9.79
Total return	3.83%	1.17%		9.30%	2.76%		7.61%		1.22%
Ratios to average net assets(b)
Total gross expenses	0.72%	0.71	%(c)	0.74%	0.69%		0.66%		0.64%
Total net expenses(d)	0.55%	0.54	%(c)	0.54%	0.55	%(e)	0.53	%(e)	0.50	%(e)
Net investment income	2.84%	2.90	%(c)	3.05%	3.22%		3.54%		4.03%
Supplemental data
Net assets, end of period (in thousands)	$165,833	$178,425		$178,204	$160,427		$172,795		$163,885
Portfolio turnover	10%	1%		4%	16%		15%		20%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia North Carolina Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Annual Report 2013
23

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update

(ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended April 30, 2013, other expenses paid to this company were $1,697.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

Annual Report 2013
24

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4*	0.10
Class Z	0.20

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $29,452 for Class A and $1,021 for Class C shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through August 31, 2013		Prior to August 1, 2012
Class A	0.81%		0.79%
Class B	1.56		1.54
Class C	1.56		1.54
Class R4	0.56	*	—
Class Z	0.56		0.54

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Annual Report 2013
25

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for tax straddles, capital loss carryforwards and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$15,423	$1,416	$14,625
Tax-exempt income	6,059,713	508,356	6,111,074
Total	$6,075,136	$509,772	$6,125,699

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,287,127
Accumulated realized loss	(2,649,648)
Unrealized appreciation	18,750,110

At April 30, 2013, the cost of investments for federal income tax purposes was $189,070,547 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$18,767,963
Unrealized depreciation	(17,853)
Net unrealized appreciation	$18,750,110

The following capital loss carryforward, determined at April 30, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$2,649,648

For the year ended April 30, 2013, $684,349 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $21,005,079 and $34,449,564, respectively, for the year ended April 30, 2013.

Note 6. Shareholder Concentration

At April 30, 2013, one unaffiliated shareholder account owned 72.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR

Annual Report 2013
26

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
27

Columbia North Carolina Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia North Carolina Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia North Carolina Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

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Columbia North Carolina Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.75%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
29

Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
30

Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
31

Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

184

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
32

Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
33

Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008- November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
34

Columbia North Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia North Carolina Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm (the Independent Consultant) to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Service Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
35

Columbia North Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
36

Columbia North Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
37

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Annual Report 2013
40

Columbia North Carolina Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia North Carolina Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN206_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia Short Term Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Short Term Municipal Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	24
Statement of Operations	26
Statement of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	41
Federal Income Tax Information	42
Trustees and Officers	43
Approval of Investment Management Services Agreement	48
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Short Term Municipal Bond Fund (the Fund) Class A shares returned 0.96% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund slightly underperformed its benchmark, the Barclays 1-3 Year Municipal Bond Index, which returned 1.02% for the same 12-month period.

>  Overweights in bonds with maturities of three or more years and A rated bonds aided relative performance, while an overweight in bonds with maturities of one year or less detracted from results.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/02/93
Excluding sales charges		0.96	2.12	2.22
Including sales charges		-0.08	1.92	2.12
Class B	10/12/93	0.20	1.36	1.46
Class C	05/19/94
Excluding sales charges		0.20	1.36	1.46
Including sales charges		-0.79	1.36	1.46
Class R4*	03/19/13	1.21	2.38	2.48
Class R5*	11/08/12	1.25	2.38	2.48
Class Z	10/07/93	1.21	2.38	2.48
Barclays 1-3 Year Municipal Bond Index		1.02	2.47	2.58

Returns for Class A are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 1-3 Year Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 0.96% excluding sales charges, compared to 1.02% for the Barclays 1-3 Year Municipal Bond Index. Overweights in bonds with maturities of three or more years and A rated securities helped relative performance, while an overweight in bonds with maturities of one year or less detracted from results.

U.S. Economy: Growth in the Slow Lane

Europe's sovereign debt problems, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and federal spending cuts weighed on the global economy during the past year. In an effort to bolster economic growth, central banks worldwide lowered interest rates and initiated bond buyback programs. U.S. investors, in particular, were encouraged to see a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market. Late in the period, across-the-board federal budget cuts (commonly referred to as the sequester) began to weigh on consumer confidence, but had little immediate impact on the economy.

Strong Demand for Municipal Bonds

Municipal bonds benefited from strong investor demand, fueled in part by the expectation of higher personal income tax rates, virtually zero net new supply (issuance less bond maturities and refundings) and inflows into municipal bond mutual funds. Municipal bonds, which offer investors a compelling after-tax yield advantage over U.S. Treasury bonds, attracted investors despite interest rates near historical lows. Rising state tax collections that helped bolster state and credit outlooks, also helped the sector. As demand surged, the supply of tax-exempt securities remained constrained, with much of the new issuance focusing on the refunding of existing bonds at lower prevailing interest rates. Yields fell across nearly all maturities, with little change in one-year yields and the biggest decline coming from longer-term issues. Over the 12-month reporting period, longer term bonds handily beat the total return of shorter term issues. Lower quality, higher yielding securities outpaced higher quality bonds, as the credit outlook improved.

Gains from Maturity and Credit Positioning

The Fund benefited from a barbell maturity structure, with overweights in bonds that had maturities of one year or less and in issues with four- and five-year maturities, while maintaining a dollar-weighted average portfolio maturity of 4.7 years. The overweight in longer maturity, higher yielding issues aided relative performance, outweighing weaker performance from an overweight at the short end. Performance also received a boost from lower quality investment grade opportunities, which were identified by our dedicated municipal credit research team and allowed the Fund to maintain a competitive level of tax-exempt income. A material overweight in A rated (lower quality) bonds and a sizable underweight in AAA rated (higher quality) bonds also aided relative performance, as credit spreads — the difference in the yields between higher and lower quality bonds — tightened. Purchases of A and BBB rated bonds during the year further contributed to relative outperformance. Strong security selection in the AA rated segment and in the transportation, state general obligation and electric sectors more than offset modest disappointments in the health care and leasing groups. Over the period, the Fund's barbell structure became less pronounced, as we

Portfolio Management

Catherine Stienstra

Top Ten States (%) (at April 30, 2013)
New York	13.7
California	11.9
Illinois	9.6
Florida	8.2
Massachusetts	5.6
Texas	4.9
New Jersey	4.5
Washington	3.6
Georgia	3.1
Michigan	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

Quality Breakdown (%) (at April 30, 2013)
AAA rating	6.0
AA rating	34.3
A rating	49.2
BBB rating	5.7
Not rated	4.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

added to short-term holdings and trimmed exposure to four- to five-year maturities which have the potential to pressure the Fund in a rising interest-rate environment. As a result, the Fund's duration (a measure of price sensitivity to interest-rate changes) drifted lower but remained modestly longer than its benchmark.

Looking Ahead

At present, we think tax reform issues — including the potential elimination of the tax-exemption on municipal bonds — are not likely to be resolved in 2013. We remain cautiously optimistic about near-term prospects for the municipal bond sector. We expect municipal bonds to benefit from continued strong demand, fueled by a pickup in maturities, calls and coupon payments over the summer and by higher tax rates. We believe supply is also likely to remain constrained. In managing the Fund, we seek to keep volatility low. For that reason, we currently plan to maintain a barbell structure, with the short end providing liquidity and flexibility for when interest rates do rise and the long end offering the potential for additional income. However, while we anticipate maintaining a barbell structure, we expect it will be less pronounced in the coming months. Going forward, we plan to continue building the portfolio one security at a time, relying heavily on the strength of our in-house municipal credit research team to help us evaluate the risk and return potential of each issue.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.00		1,021.17	3.63		3.66	0.73
Class B	1,000.00	1,000.00	1,000.30		1,017.46	7.34		7.40	1.48
Class C	1,000.00	1,000.00	1,000.30		1,017.46	7.34		7.40	1.48
Class R4	1,000.00	1,000.00	1,001.40	*	1,022.41	0.54	*	2.41	0.48	*
Class R5	1,000.00	1,000.00	1,005.40	**	1,022.86	1.84	**	1.96	0.39	**
Class Z	1,000.00	1,000.00	1,005.20		1,022.41	2.39		2.41	0.48

*For the period March 19, 2013 through April 30, 2013. Class R4 shares commenced operations on March 19, 2013.

**For the period November 8, 2012 through April 30, 2013. Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 89.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.4%
Alabama 21st Century Authority Revenue Bonds Series 2012A 06/01/18	5.000%	1,250,000	1,472,425
Alabama Public School & College Authority Refunding Revenue Bonds Pool Series 2012A 03/01/17	5.000%	4,560,000	5,295,300
03/01/18	5.000%	7,510,000	8,939,228
Series 2009A 05/01/14	5.000%	9,000,000	9,428,220
Auburn University Revenue Bonds Series 2012A 06/01/16	5.000%	3,000,000	3,407,460
Total			28,542,633
Alaska 0.6%
Alaska Industrial Development & Export Authority Refunding Revenue Bonds Revolving Fund Series 2010A 04/01/16	5.000%	2,500,000	2,807,200
City of Valdez Refunding Revenue Bonds BP Pipelines, Inc. Project Series 2003 01/01/16	5.000%	9,200,000	10,187,436
Total			12,994,636
Arizona 1.4%
Arizona School Facilities Board Certificate of Participation Series 2005A-1 (FGIC/NPFGC) 09/01/14	5.000%	10,000,000	10,625,700
Series 2008 09/01/13	5.500%	8,000,000	8,142,480
County of Pima Sewer System Revenue Revenue Bonds Series 2012-A 07/01/14	3.000%	1,000,000	1,031,020
Series 2012-A 07/01/15	4.000%	375,000	403,455
Series 2012-A 07/01/16	3.000%	450,000	483,192
Series 2012-A 07/01/16	4.000%	500,000	552,875
County of Pima Refunding Revenue Bonds Sewer System Series 2011A 07/01/13	5.000%	1,250,000	1,260,162

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Arizona Certificate of Participation Department Administration Series 2010A (AGM) 10/01/15	5.000%	5,000,000	5,506,950
Refunding Certificate of Participation Department Administration Series 2013-B 10/01/14	3.000%	350,000	362,257
10/01/15	4.000%	200,000	215,492
10/01/16	5.000%	175,000	198,156
Total			28,781,739
California 10.2%
California Health Facilities Financing Authority Refunding Revenue Bonds St. Joseph Health System Series 2009C 07/01/34	5.000%	12,000,000	12,743,040
Revenue Bonds City of Hope Obligation Group Series 2012-A 11/15/14	5.000%	500,000	534,690
California Pollution Control Financing Authority Refunding Revenue Bonds BP West Coast Products LLC Series 2009 12/01/46	2.600%	5,000,000	5,141,500
South Dakota Gas and Electric Series 1996A (NPFGC) 06/01/14	5.900%	4,500,000	4,775,220
California State Public Works Board Refunding Revenue Bonds Department of Corrections Series 2012I 06/01/15	5.000%	2,080,000	2,273,378
Richmond Laboratory Project Series 2012J 11/01/14	3.000%	1,445,000	1,502,193
11/01/15	4.000%	2,035,000	2,208,179
Revenue Bonds Various Capital Projects Series 2011A 10/01/16	4.000%	2,000,000	2,217,040
Subordinated Series 2010A-1 03/01/15	5.000%	3,000,000	3,248,580
03/01/16	5.000%	1,325,000	1,482,927
California Statewide Communities Development Authority Revenue Bonds Proposition 1A Receivables Program Series 2009 06/15/13	5.000%	20,945,000	21,071,672
City of Los Angeles Department of Airports(a) Refunding Revenue Bonds Ontario International Series 2006A (NPFGC) AMT 05/15/14	4.750%	3,410,000	3,559,324

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Senior International Private Activity Series 2012 AMT 05/15/16	4.000%	2,000,000	2,195,360
City of San Jose Airport Revenue Revenue Bonds Series 2007-A AMBAC AMT(a) 03/01/17	5.000%	5,415,000	6,181,331
City of San Jose Revenue Bonds Series 2007A (AMBAC) AMT(a) 03/01/15	5.000%	3,180,000	3,429,948
County of Sacramento Revenue Bonds GNMA Mortgage Series 1998A Escrowed to Maturity AMT(a) 07/01/16	8.000%	12,810,000	15,501,765
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2012C 01/01/16	5.000%	10,000,000	11,106,400
M-S-R Public Power Agency Revenue Bonds Subordinated Lien Series 2011O 07/01/14	4.000%	2,300,000	2,398,164
Northern California Power Agency Revenue Bonds Series 2010A 07/01/15	4.000%	1,355,000	1,457,817
Port of Oakland Refunding Revenue Bonds Intermediate Lien Series 2007B (NPFCG) 11/01/16	5.000%	8,160,000	9,410,275
Port of Oakland(a) Refunding Revenue Bonds Intermediate Lien Series 2007A (NPFGC) AMT 11/01/13	5.000%	5,610,000	5,744,752
State of California Prerefunded 07/01/14 Unlimited General Obligation Bonds Series 2004A 07/01/15	5.000%	1,170,000	1,234,432
Unlimited General Obligation Bonds Series 2010 11/01/13	4.000%	1,650,000	1,681,697
11/01/14	4.000%	1,250,000	1,319,938
Various Purpose Series 2005 03/01/15	5.000%	4,000,000	4,337,840

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2006 03/01/14	5.000%	4,000,000	4,159,840
Series 2011 10/01/16	5.000%	20,000,000	22,928,000
Series 2012 09/01/15	5.000%	5,000,000	5,526,350
Unlimited General Obligation Refunding Bonds Series 2004 12/01/15	5.000%	2,200,000	2,313,344
Series 2007 11/01/14	5.000%	7,530,000	8,064,178
Series 2009B 07/01/23	5.000%	19,250,000	20,284,302
Series 2012 02/01/15	5.000%	15,885,000	17,170,096
Unrefunded Unlimited General Obligation Bonds Series 2004A 07/01/15	5.000%	1,690,000	1,785,316
Total			208,988,888
Colorado 1.9%
City & County of Denver Airport System(a) Revenue Bonds Series 2011A AMT 11/15/15	5.000%	1,500,000	1,663,920
Series 2011B AMT 11/15/15	5.000%	8,000,000	8,874,240
System Series 2012A AMT 11/15/14	4.000%	500,000	527,895
11/15/15	4.000%	500,000	542,055
City of Colorado Springs Utilities System Refunding Revenue Bonds Series 2011A 11/15/14	4.000%	5,380,000	5,682,948
Colorado Health Facilities Authority Unrefunded Revenue bonds Catholic Health Initiatives Series 2008-D 10/01/38	5.250%	1,940,000	1,991,332
Colorado Health Facilities Authority(b) Prerefunded 11/12//13 Revenue Bonds Catholic Health Initiatives Series 2008 10/01/38	5.250%	245,000	251,520
Prerefunded 11/12/13 Revenue Bonds Catholic Health Initiatives Series 2008D2 10/01/38	5.250%	315,000	323,382
Denver Urban Renewal Authority Tax Allocation Bonds Stapleton Senior Series 2013A-1 12/01/14	5.000%	2,500,000	2,674,975
12/01/15	5.000%	1,670,000	1,851,429

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Denver Wastewater Management Division Department of Public Works Revenue Bonds Series 2012 11/01/14	5.000%	2,440,000	2,612,581
E-470 Public Highway Authority Revenue Bonds Senior Capital Appreciation Series 1997B (NPFGC)(c) 09/01/16	0.000%	4,460,000	4,118,319
Regional Transportation District Certificate of Participation Series 2010A 06/01/15	5.000%	1,420,000	1,548,538
06/01/16	5.000%	2,010,000	2,264,024
Regional Transportation District(d) Certificate of Participation Series 2013A 06/01/16	5.000%	3,045,000	3,429,827
Total			38,356,985
Connecticut 2.1%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2012B 08/15/15	4.000%	2,500,000	2,672,600
08/15/17	5.000%	5,000,000	5,736,000
Connecticut Housing Finance Authority Revenue Bonds Subordinated Series 2012D-1 11/15/14	0.850%	3,215,000	3,231,493
11/15/15	1.200%	3,710,000	3,750,550
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Series 2011 09/01/28	1.250%	6,000,000	6,019,800
Connecticut State Development Authority(a) Revenue Bonds Connecticut Light & Power Series 1996A AMT 05/01/31	1.550%	10,000,000	10,082,400
State of Connecticut Unlimited General Obligation Bonds Series 2011A(b) 05/15/15	0.690%	11,265,000	11,275,815
Total			42,768,658
Delaware 0.5%
University of Delaware Revenue Bonds Series 2009A(b) 11/01/37	0.850%	9,500,000	9,504,750

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
District of Columbia 0.3%
District of Columbia Certificate of Participation Series 2006 (NPFGC/FGIC) 01/01/17	5.250%	5,925,000	6,598,258
Florida 8.1%
Citizens Property Insurance Corp. Revenue Bonds High Risk Senior Secured Series 2010A-1 06/01/15	5.000%	13,750,000	14,964,537
High Risk Senior Secured Series 2010-A-1 AGM 06/01/15	5.000%	6,155,000	6,725,569
Senior Secured Series 2012A-1 06/01/17	5.000%	15,000,000	17,307,450
Citizens Property Insurance Corp.(b) Revenue Bonds High Risk Series 2010A3 06/01/13	1.940%	10,000,000	10,013,324
City of Jacksonville Refunding Revenue Bonds Series 2012-C 10/01/14	5.000%	1,250,000	1,332,600
Series 2012-C 10/01/15	5.000%	1,000,000	1,108,080
Better Jacksonville Series 2012 10/01/17	5.000%	2,000,000	2,343,340
Revenue Bonds Series 2010A-1 10/01/16	5.000%	5,000,000	5,735,700
City of Tampa Revenue Bonds Baycare Health Systems Series 2010 11/15/16	5.000%	2,000,000	2,281,620
County of Hillsborough Solid Waste & Resource Recovery Revenue Bonds Series 2006A (AMBAC) AMT(a) 09/01/14	5.000%	3,025,000	3,205,169
County of Miami-Dade Revenue Bonds Miami International Airport Series 2007C (AGM) AMT(a) 10/01/13	5.000%	3,500,000	3,569,650
Florida Department of Environmental Protection Refunding Revenue Bonds Florida Forever Series 2011B 07/01/15	5.000%	15,335,000	16,829,089

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012A 07/01/16	4.000%	13,915,000	15,363,412
07/01/17	4.000%	14,470,000	16,298,574
Florida Housing Finance Corp. Revenue Bonds Homeowner Mortgage Special Program Series 2010A (GNMA/FNMA/FHLMC) 07/01/28	5.000%	2,845,000	3,047,564
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds Series 2010-A 07/01/15	5.000%	10,000,000	10,984,600
Florida Municipal Loan Council Revenue Bonds 9B Design-Build Finance Project Series 2012 08/15/16	1.750%	9,250,000	9,358,595
Florida Ports Financing Commission Refunding Revenue Bonds State Transportation Fund Series 2011B AMT(a) 06/01/14	5.000%	2,000,000	2,097,760
Orange County Health Facilities Authority Revenue Bonds Hospital-Orlando Health, Inc. Series 2009 10/01/14	5.000%	2,000,000	2,115,940
St. Johns River Power Park Refunding Revenue Bonds Issue 2 Series 2011-23 10/01/17	5.000%	3,000,000	3,534,930
State of Florida Unlimited General Obligation Refunding Bonds Capital Outlay Series 2009D 06/01/14	5.000%	16,460,000	17,316,085
Total			165,533,588
Georgia 3.0%
Burke County Development Authority Revenue Bonds Georgia Power Co. Plant Vogtle Project Series 1994-9T 10/01/32	1.200%	7,500,000	7,553,625
Series 1995-4T 10/01/32	1.200%	2,000,000	2,011,720
Series 2012 11/01/48	1.550%	5,000,000	5,051,200
12/01/49	1.750%	3,000,000	3,091,290
12/01/49	1.750%	8,000,000	8,204,480
City of Atlanta Department of Aviation Refunding Revenue Bonds Series 2003D (FGIC/NPFGC) AMT(a) 01/01/15	5.250%	5,000,000	5,156,100

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Floyd County Development Authority Revenue Bonds Georgia Power Company Plant Hammond Project Series 2012 07/01/22	0.850%	4,750,000	4,777,597
Gwinnett County School District Unlimited General Obligation Bonds Sales Tax Series 2012A 10/01/16	4.000%	9,500,000	10,618,910
Municipal Electric Authority of Georgia Prerefunded 01/01/14 Revenue Bonds Series 1998Y (AGM) 01/01/17	6.500%	100,000	104,191
Revenue Bonds Combined Cycle Project Series 2012A 11/01/14	4.000%	1,000,000	1,053,930
11/01/15	4.000%	3,045,000	3,304,282
Unrefunded Revenue Bonds Series 1998Y (AGM) 01/01/17	6.500%	6,200,000	6,845,234
Public Gas Partners, Inc. Revenue Bonds Series 2009A 10/01/14	5.000%	3,630,000	3,852,592
Total			61,625,151
Hawaii 0.4%
State of Hawaii Airports System Refunding Revenue Bonds Series 2010B AMT(a) 07/01/15	5.000%	7,000,000	7,659,680
Idaho 0.3%
Idaho Housing & Finance Association Revenue Bonds Series 2011 08/15/13	4.000%	5,525,000	5,585,775
Illinois 9.5%
Chicago Board of Education Unlimited General Obligation Refunding Bonds Series 2010F 12/01/15	5.000%	2,000,000	2,221,060
Chicago Board of Education(c) Unlimited General Obligation Bonds Capital Appreciation-Chicago School Reform Series 1997A (AMBAC) 12/01/14	0.000%	7,085,000	6,997,288
Chicago Public Building Commission Refunding Revenue Bonds Chicago School Reform Series 1999B (NPFGC/FGIC) 12/01/15	5.250%	3,165,000	3,505,934
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Transit Authority Revenue Bonds Federal Transportation Administration Section 5307 Funds Series 2006 (AMBAC) 06/01/15	5.000%	2,615,000	2,831,313
City of Chicago Midway Airport Refunding Revenue Bonds 2nd Lien Series 2004B (AMBAC) 01/01/18	5.000%	5,120,000	5,459,917
Revenue Bonds 2nd Lien Series 2010B 01/01/34	5.000%	5,500,000	5,873,670
City of Chicago O'Hare International Airport(a) Refunding Revenue Bonds General-Senior Lien Series 2012A AMT 01/01/17	5.000%	8,000,000	9,168,720
Passenger Facility Charge Series 2012B AMT 01/01/17	5.000%	13,125,000	15,042,431
County of Cook Unlimited General Obligation Bonds Capital Equipment Series 2009D 11/15/14	5.000%	3,000,000	3,203,340
Illinois Finance Authority Prerefunded 07/01/13 Revenue Bonds Art Institute of Chicago Series 2010B 07/01/15	4.000%	13,850,000	13,938,778
Revenue Bonds Art Institute of Chicago Series 2010A 03/01/15	5.000%	3,200,000	3,453,056
Series 2012A 03/01/14	4.000%	1,000,000	1,030,250
03/01/15	5.000%	1,000,000	1,081,890
Ascension Health Series 2012E 11/15/42	5.000%	2,750,000	2,993,430
Northwestern Memorial Hospital Series 2009A 08/15/13	5.000%	3,500,000	3,547,740
University of Chicago Series 1998 07/01/25	3.375%	5,650,000	5,782,888
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/15	5.000%	3,615,000	3,905,140
06/01/16	5.000%	8,280,000	9,229,964

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Regional Transportation Authority Revenue Bonds Series 2006A (NPFGC) 07/01/18	5.000%	4,970,000	5,611,329
State of Illinois Revenue Bonds Series 2012B 06/15/17	5.000%	9,000,000	10,398,690
Unlimited General Obligation Refunding Bonds Series 2002 XLCA 08/01/15	5.500%	7,825,000	8,604,135
Series 2006 01/01/16	5.000%	4,655,000	5,119,569
Series 2010 01/01/14	5.000%	19,590,000	20,151,449
01/01/16	5.000%	10,000,000	10,998,000
Series 2010 (AGM) 01/01/16	5.000%	4,250,000	4,680,058
Series 2010 Escrowed to Maturity 01/01/14	5.000%	6,045,000	6,235,659
Series 2012 08/01/16	5.000%	20,000,000	22,348,400
Total			193,414,098
Indiana 2.2%
City of Whiting Revenue Bonds BP Products North America, Inc. Series 2008 06/01/44	2.800%	13,250,000	13,604,835
Indiana Finance Authority Refunding Revenue Bonds Series 2008-A-1 11/01/16	5.000%	2,665,000	3,051,665
Revenue Bonds 2nd Lien-CWA Series 2011C 10/01/16	3.000%	10,000,000	10,666,300
Indiana Finance Authority(b) Revenue Bonds Republic Services, Inc. Project Series 2010B 05/01/28	0.400%	18,000,000	18,000,000
Total			45,322,800
Iowa 1.7%
Iowa Finance Authority Revenue Bonds Genesis Health System Series 2010 07/01/15	5.000%	1,075,000	1,175,566
07/01/16	5.000%	1,150,000	1,294,291

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa Student Loan Liquidity Corp. Revenue Bonds Series 2009-1 12/01/14	3.750%	5,050,000	5,228,063
12/01/14	5.000%	5,475,000	5,779,355
Iowa Student Loan Liquidity Corp.(a) Revenue Bonds Senior Series 2011A-1 AMT 12/01/15	3.500%	20,300,000	21,405,335
Total			34,882,610
Kentucky 0.1%
Kentucky Economic Development Finance Authority Revenue Bonds Catholic Health Series 2009B 05/01/39	5.000%	2,000,000	2,132,140
Louisiana 2.4%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds LCTCS Facilities Corp. Project Series 2009A 10/01/14	4.000%	1,545,000	1,617,213
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capitol Series 2010A 05/01/16	5.000%	4,505,000	5,047,222
Louisiana Offshore Terminal Authority Revenue Bonds Loop LLC Project Series 2010B-1(b) 10/01/40	1.875%	3,500,000	3,521,910
Louisiana Public Facilities Authority Revenue Bonds Entergy Gulf States Louisiana Series 2010B 11/01/15	2.875%	2,750,000	2,842,180
Orleans Parish Parishwide School District Unlimited General Obligation Refunding Bonds Series 2010 (AGM) 09/01/15	4.000%	8,240,000	8,813,257
09/01/16	5.000%	3,785,000	4,252,107
Regional Transit Authority Revenue Bonds Sales Tax Series 2010 (AGM) 12/01/15	4.000%	1,150,000	1,243,069
12/01/16	4.000%	1,000,000	1,105,750

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Louisiana Gasoline & Fuels Tax Revenue Bonds 2nd Lien Series 2010A-1(b) 05/01/43	0.940%	21,250,000	21,253,825
Total			49,696,533
Maine 0.4%
Maine Health & Higher Educational Facilities Authority Revenue Bonds Escrowed to Maturity Series 2010-B 07/01/15	5.000%	50,000	54,894
07/01/16	4.000%	50,000	55,329
Unrefunded Revenue Bonds Series 2010-B 07/01/15	5.000%	3,405,000	3,702,325
Series 2010-B 07/01/16	4.000%	3,505,000	3,812,704
Total			7,625,252
Massachusetts 3.9%
Commonwealth of Massachusetts(b) Unlimited General Obligation Bonds Series 2010A 02/01/14	0.720%	5,050,000	5,056,716
Unlimited General Obligation Refunding Bonds Series 2011A 02/01/14	0.670%	6,680,000	6,680,000
02/01/15	0.850%	2,000,000	2,000,000
Massachusetts Development Finance Agency Revenue Bonds Boston Medical Center Series 2012C 07/01/15	5.000%	2,000,000	2,152,840
07/01/16	5.000%	1,600,000	1,770,048
Boston University Series 2009V-2 10/01/14	2.875%	4,975,000	5,148,379
Tufts University Series 2011-P 02/15/36	3.000%	3,700,000	3,943,016
Massachusetts Development Finance Agency(b) Revenue Bonds Partners Healthcare Series 2011K-3 07/01/38	0.840%	8,430,000	8,430,000
Williams College Series 2011N 07/01/41	0.690%	11,250,000	11,263,275
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I 01/01/16	5.250%	12,500,000	13,711,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Housing Finance Agency Revenue Bonds Construction Loan Notes Series 2012A 11/01/13	0.800%	1,800,000	1,800,576
Revenue Notes Construction Loan Notes Series 2012-F 12/01/14	0.650%	2,760,000	2,762,815
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project 6 Series 2012A 07/01/15	5.000%	1,500,000	1,644,435
Massachusetts Port Authority(a) Refunding Revenue Bonds Series 2010E AMT 07/01/14	5.000%	5,000,000	5,250,500
07/01/15	5.000%	4,000,000	4,346,080
University of Massachusetts Building Authority Refunding Revenue Bonds Senior Series 2005-2 (AMBAC) 11/01/15	5.000%	3,000,000	3,325,530
Total			79,285,710
Michigan 3.0%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/15	5.000%	1,505,000	1,614,654
07/01/17	5.000%	1,500,000	1,678,830
Detroit City School District Unlimited General Obligation Refunding Bonds Improvement School Building & Site Series 2012A (Qualified School Board Loan Fund) 05/01/14	4.000%	1,700,000	1,756,729
Michigan Finance Authority Revenue Bonds Unemployment Obligation Assessment Series 2012 07/01/15	5.000%	20,000,000	22,044,800
Michigan State Hospital Finance Authority Revenue Bonds Ascension Health Care Group Series 1999 11/15/33	0.900%	5,000,000	5,041,750
Ascension Health Senior Care Group Series 2010 11/15/15	5.000%	2,000,000	2,224,460
Michigan Strategic Fund Refunding Revenue Bonds Dow Chemical Series 2003B-1 06/01/14	6.250%	12,000,000	12,698,520

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wayne County Airport Authority Refunding Revenue Bonds Detroit Metro Airport Series 2010C 12/01/14	5.000%	12,805,000	13,700,710
Total			60,760,453
Minnesota 0.9%
Minneapolis-St. Paul Metropolitan Airports Commission(a) Refunding Revenue Bonds Senior Series 2009B AMT 01/01/14	5.000%	2,055,000	2,120,246
Subordinated Series 2010D AMT 01/01/16	5.000%	5,160,000	5,663,513
State of Minnesota Refunding Revenue Bonds Appropriation Series 2012-B 03/01/16	4.000%	9,820,000	10,786,681
Total			18,570,440
Mississippi 0.2%
Mississippi Development Bank Revenue Bonds Marshall County Industrial Development Authority Series 2012 01/01/14	4.000%	1,845,000	1,889,981
01/01/15	4.000%	375,000	396,919
01/01/16	4.000%	1,500,000	1,628,595
Total			3,915,495
Missouri 0.8%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Bonds Metrolink Cross County Project Series 2002B (AGM) 10/01/15	5.250%	10,500,000	10,720,710
Missouri State Board of Public Buildings Refunding Revenue Bonds Series 2011A 10/01/16	3.000%	6,195,000	6,679,945
Total			17,400,655
Nevada 0.7%
City of Reno Revenue Bonds Renown Regional Medical Center Project Series 2007A 06/01/13	5.000%	500,000	501,781

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Las Vegas Convention & Visitors Authority Refunding Revenue Bonds Series 2005 (AMBAC) 07/01/17	5.000%	13,380,000	14,518,103
Total			15,019,884
New Jersey 4.1%
City of Newark Refunding Unlimited General Obligation Bonds Qualified General Improvement Series 2013-A 07/15/15	5.000%	2,000,000	2,192,800
07/15/16	5.000%	5,845,000	6,614,903
City of Trenton Unlimited General Obligation Refunding Bonds Series 2013 07/15/15	3.000%	1,000,000	1,053,240
07/15/16	4.000%	1,100,000	1,209,098
County of Union Unlimited General Obligation Bonds Series 2012B 03/01/15	3.000%	4,060,000	4,250,130
03/01/16	3.000%	4,080,000	4,352,177
03/01/17	3.000%	4,085,000	4,425,526
New Brunswick Parking Authority Refunding Revenue Bonds City Guaranteed Parking Series 2012 09/01/13	2.000%	1,150,000	1,156,348
09/01/15	3.000%	1,500,000	1,575,855
New Jersey Building Authority Refunding Revenue Bonds Series 2007B 06/15/13	5.000%	8,205,000	8,254,375
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2010DD-1 12/15/17	5.000%	4,435,000	5,240,440
Transportation Project Sublease Series 2008A 05/01/17	5.000%	11,345,000	13,173,133
Revenue Bonds School Facilities Construction Series 2009-Z 12/15/14	5.000%	12,800,000	13,762,176
New Jersey State Turnpike Authority Revenue Bonds Series 2013D(c)(d) 01/01/22	0.000%	4,000,000	4,000,760
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation Program Series 2012-AA 06/15/14	4.000%	3,000,000	3,123,990

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds Transportation System Series 1999 06/15/16	5.750%	4,860,000	5,605,816
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2004A 06/15/15	5.000%	3,000,000	3,144,630
Total			83,135,397
New Mexico 0.8%
Incorporated County of Los Alamos Revenue Bonds Series 2004A (AGM) 07/01/15	5.000%	2,555,000	2,572,451
New Mexico Educational Assistance Foundation Revenue Bonds Educational Loan Senior Series 2009C AMT(a) 09/01/14	3.900%	4,890,000	5,077,238
State of New Mexico Revenue Bonds Series 2009A 07/01/14	5.000%	7,895,000	8,336,488
Total			15,986,177
New York 9.1%
Babylon Industrial Development Agency Revenue Bonds Covanta Babylon Series 2009A 01/01/14	5.000%	2,000,000	2,057,180
Buffalo & Fort Erie Public Bridge Authority Refunding Revenue Bonds Series 2005(b) 01/01/25	2.625%	9,255,000	9,411,965
City of New York Unlimited General Obligation Bonds Series 2004H-A 03/01/15	5.000%	6,500,000	7,046,000
Series 2005G 08/01/18	5.000%	3,650,000	4,083,802
Series 2005J (FGIC) 03/01/16	5.000%	8,000,000	8,668,400
Series 2005O 06/01/14	5.000%	4,250,000	4,468,747
Series 2009E 08/01/15	5.000%	3,500,000	3,857,210
Subordinated Series 1996-J2 02/15/15	5.000%	5,870,000	6,351,575
City of Rochester Limited General Obligation Bonds Series 2012-I 08/15/14	2.000%	2,400,000	2,453,280

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Yonkers Refunding Limited General Obligation Bonds Series 2012-A 07/01/15	4.000%	1,250,000	1,328,325
County of Monroe Limited General Obligation Refunding Bonds Series 2012 03/01/15	5.000%	1,000,000	1,078,340
County of Rockland General Obligation Limited Notes BAN Series 2012B 06/06/13	4.000%	1,250,000	1,251,403
Erie County Industrial Development Agency (The) Revenue Bonds Series 2012 05/01/15	5.000%	2,000,000	2,182,100
05/01/17	5.000%	3,000,000	3,486,000
Long Island Power Authority Revenue Bonds Series 2003B 06/01/13	5.250%	4,250,000	4,268,349
Series 2010A 05/01/14	4.000%	4,015,000	4,158,014
Metropolitan Transportation Authority Revenue Bonds Series 2003B (NPFGC/FGIC) 11/15/16	5.250%	4,500,000	4,617,540
Series 2012E 11/15/16	4.000%	1,000,000	1,113,150
11/15/17	5.000%	1,000,000	1,177,480
Subordinated Series 2012B-2 11/01/16	5.000%	8,085,000	9,315,699
New York City Health & Hospital Corp. Revenue Bonds Health System Series 2010A 02/15/15	5.000%	4,500,000	4,858,605
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Subordinated Series 2009C-1 08/01/14	5.000%	6,795,000	7,198,283
New York State Dormitory Authority Refunding Revenue Bonds Department of Health Series 2004 (NPFGC/FGIC) 07/01/14	5.000%	3,660,000	3,851,345
Revenue Bonds Mount Sinai School of Medicine Series 2010A 07/01/15	5.000%	1,000,000	1,086,530
07/01/16	5.000%	2,645,000	2,959,252

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Facilities Health-Lease NYC Series 2008-1 01/15/14	5.000%	6,300,000	6,510,168
New York State Housing Finance Agency Refunding Revenue Bonds Consolidated Series 2011A 09/15/13	5.000%	5,000,000	5,089,200
Revenue Bonds Affordable Housing Series 2012-E 11/01/16	1.100%	2,100,000	2,101,785
New York State Thruway Authority Revenue Bonds General Revenue Series 2012I 01/01/17	5.000%	1,000,000	1,150,390
Local Highway & Bridge Series 2012A 04/01/15	4.000%	10,000,000	10,684,700
Port Authority of New York & New Jersey Revenue Bonds Consolidated 131st Series 2003 (CIFG/TCRS) AMT(a) 12/15/16	5.000%	10,000,000	10,158,600
Suffolk County Water Authority Revenue Bonds BAN Series 2013-B 01/15/15	3.000%	5,000,000	5,227,000
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2011B 06/01/14	5.000%	7,950,000	8,360,697
06/01/16	5.000%	20,000,000	22,676,200
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Series 2012-B 11/15/17	5.000%	3,325,000	3,959,743
United Nations Development Corp. Refunding Revenue Bonds Series 2009A 07/01/13	4.500%	2,200,000	2,215,972
07/01/14	5.000%	2,000,000	2,107,460
Utica School District Unlimited General Obligation Refunding Bonds Series 2013 07/01/14	2.000%	1,000,000	1,015,880
07/01/15	2.000%	1,000,000	1,019,570
07/01/16	3.000%	1,000,000	1,046,730
Total			185,652,669

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina 1.3%
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 2012D 01/01/16	5.000%	5,875,000	6,555,149
State of North Carolina Refunding Revenue Bonds Series 2011B 11/01/16	5.000%	17,555,000	20,248,112
Total			26,803,261
North Dakota 1.1%
County of McLean Revenue Bonds Great River Energy Series 2010C AMT(a) 07/01/38	3.500%	22,000,000	22,779,900
Ohio 2.2%
City of Cleveland Refunding Limited General Obligation Bonds Series 2012-A 12/01/14	2.000%	865,000	884,480
County of Franklin Refunding Revenue Bonds Ohiohealth Corp. Series 2003C (NPFGC) 05/15/15	5.250%	3,420,000	3,427,148
05/15/16	5.250%	4,090,000	4,098,548
Ohio Air Quality Development Authority Refunding Revenue Bonds Ohio Power Co. Series 2010A 06/01/41	3.250%	6,150,000	6,277,612
Ohio Air Quality Development Authority(a)(b) Refunding Revenue Bonds Ohio Power Co. Galvin Series 2010A AMT 12/01/27	2.875%	3,130,000	3,183,836
Ohio Housing Finance Agency Revenue Bonds Series 2010-1 11/01/28	5.000%	3,045,000	3,294,020
State of Ohio Unlimited General Obligation Refunding Bonds Common Schools Series 2009C 09/15/14	5.000%	15,000,000	15,969,900
State of Ohio(b) Refunding Revenue Bonds Republic Services, Inc. Project Series 2010 11/01/35	0.400%	7,650,000	7,650,000
Total			44,785,544

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oklahoma 0.5%
Oklahoma County Finance Authority Revenue Bonds Midwest City—Delaware City Public Schools Series 2012 03/01/14	2.000%	1,750,000	1,772,838
03/01/15	2.000%	1,500,000	1,536,075
Oklahoma County Independent School District No 89 Oklahoma City Refunding Unlimited General Obligation Bonds Series 2012 02/01/15	2.000%	2,000,000	2,055,880
Tulsa County Industrial Authority Revenue Bonds Broken Arrow Public School Series 2012 09/01/17	3.500%	1,850,000	2,018,035
Jenks Public Schools Series 2009 09/01/13	4.000%	1,000,000	1,012,560
09/01/14	5.500%	1,280,000	1,367,130
Total			9,762,518
Oregon 0.2%
Oregon Health & Science University Revenue Bonds Series 2012A 07/01/14	4.000%	1,000,000	1,039,860
Oregon State Department of Administrative Services Certificate of Participation Series 2009A 05/01/14	5.000%	3,125,000	3,274,000
Total			4,313,860
Pennsylvania 1.7%
Bucks County Industrial Development Authority Revenue Bonds Various Waste Management, Inc. Projects Series 2002 AMT(a) 12/01/22	0.875%	8,250,000	8,252,805
Monroeville Finance Authority Revenue Bonds Series 2012 02/15/18	4.000%	1,250,000	1,415,225
Pennsylvania Higher Educational Facilities Authority Revenue Bonds University of Pittsburgh Medical Center Series 2010E 05/15/15	5.000%	4,250,000	4,641,255
Pennsylvania Housing Finance Agency(a) Revenue Bonds Series 2012-114A AMT 04/01/14	0.800%	1,000,000	1,001,330

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-114A AMT 04/01/15	1.050%	320,000	321,337
Pennsylvania Industrial Development Authority Refunding Revenue Bonds Economic Development Series 2012 07/01/15	5.000%	2,000,000	2,182,120
Pennsylvania Turnpike Commission(b) Revenue Bonds Series 2011B 06/01/14	0.840%	3,000,000	3,008,370
Series 2011D 12/01/13	0.540%	7,000,000	7,000,000
Southeastern Pennsylvania Transportation Authority Revenue Bonds Capital Grant Receipts Series 2011 06/01/13	3.000%	750,000	751,645
06/01/13	5.000%	800,000	803,152
06/01/14	3.000%	1,000,000	1,025,820
06/01/14	5.000%	430,000	450,399
State Public School Building Authority Revenue Bonds School District of Philadelphia Series 2012 04/01/14	5.000%	1,000,000	1,042,290
04/01/15	5.000%	1,500,000	1,625,550
04/01/16	5.000%	2,000,000	2,240,820
Total			35,762,118
Rhode Island 0.3%
Rhode Island Convention Center Authority Refunding Revenue Bonds Series 2003A (AGM) 05/15/16	5.000%	5,610,000	5,620,827
South Carolina 1.1%
South Carolina State Public Service Authority Revenue Bonds Santee Cooper Series 2006-A NPFGC 01/01/16	5.000%	4,295,000	4,805,633
Series 2009E 01/01/14	5.000%	1,500,000	1,548,135
01/01/15	5.000%	8,225,000	8,861,039
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Series 2012A 10/01/15	4.000%	6,000,000	6,511,560
Total			21,726,367

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Dakota 0.1%
South Dakota Health & Educational Facilities Authority Revenue Bonds Regional Health Series 2011 09/01/14	5.000%	1,470,000	1,562,184
Tennessee 0.6%
Knox County Health Educational & Housing Facilities Board Refunding Revenue Bonds Fort Sanders Alliance Series 1993 01/01/14	5.750%	2,000,000	2,072,000
Series 1993 (NPFGC) 01/01/15	5.250%	4,550,000	4,901,670
Memphis-Shelby County Airport Authority(a) Refunding Revenue Bonds Series 2010B AMT 07/01/15	4.000%	2,060,000	2,209,803
07/01/16	5.000%	1,000,000	1,132,860
Metropolitan Government of Nashville & Davidson County Water & Sewer Refunding Revenue Bonds Subordinated Lien Series 2012 07/01/16	5.000%	1,250,000	1,420,925
Total			11,737,258
Texas 4.9%
Central Texas Regional Mobility Authority(d) Refunding Revenue Bonds Senior Lien Series 2013A 01/01/15	4.000%	750,000	787,275
01/01/17	5.000%	925,000	1,043,326
City Public Service Board of San Antonio Refunding Revenue Bonds Systems Series 2011 02/01/16	5.000%	4,000,000	4,493,200
City of Houston Airport System Refunding Revenue Bonds Subordinated Lien Series 2011A AMT(a) 07/01/14	5.000%	5,000,000	5,272,300
City of Houston Utility System(b) Refunding Revenue Bonds Combined First Lien-SIFMA Series 2012 05/15/34	0.790%	6,000,000	6,061,560
SIFMA Index Series 2012 05/15/34	0.740%	3,500,000	3,505,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston Limited General Obligation Refunding Bonds Series 2011A 03/01/16	5.000%	11,470,000	12,897,442
City of Lubbock Limited General Obligation Bonds Waterworks Series 2011 02/15/15	5.000%	1,250,000	1,351,550
Clear Creek Independent School District Unlimited General Obligation Refunding Bonds Series 2012A (Permanent School Fund Guarantee) 02/15/15	4.000%	5,225,000	5,568,230
02/15/16	5.000%	5,130,000	5,777,201
Comal Independent School District Refunding Unlimited General Obligation Bonds Series 2012-A (Permanent School Fund Guarantee) 02/01/15	4.000%	1,000,000	1,064,320
Gulf Coast Waste Disposal Authority Revenue Bonds BP Products North America Series 2007 01/01/42	2.300%	2,950,000	2,969,205
Houston Independent School District Limited General Obligation Refunding Bonds Limited Tax Series 2012 (Permanent School Fund Guarantee) 06/01/30	2.500%	7,500,000	7,783,275
Lower Colorado River Authority Refunding Revenue Bonds Series 2010 05/15/14	5.000%	2,190,000	2,297,463
Series 2010 Escrowed to Maturity 05/15/14	5.000%	5,000	5,241
05/15/14	5.000%	5,000	5,245
05/15/15	5.000%	5,000	5,467
05/15/15	5.000%	10,000	10,934
Revenue Bonds Series 2010 Escrowed to Maturity 05/15/14	5.000%	30,000	31,446
Unrefunded Revenue Bonds Series 2010 05/15/16	5.000%	6,320,000	7,148,552
Series 2010 05/15/15	5.000%	7,125,000	7,782,495
North East Independent School District Unlimited General Obligation Refunding Bonds School Building Series 2012 (Permanent School Fund Guarantee) 08/01/16	5.000%	5,000,000	5,728,500
08/01/17	5.000%	4,920,000	5,813,964

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2012 10/01/15	5.000%	610,000	668,255
10/01/16	5.000%	1,925,000	2,171,400
10/01/17	5.000%	2,865,000	3,292,200
State of Texas Unlimited General Obligation Refunding Bonds College Student Loan Series 2010 AMT(a) 08/01/15	5.000%	5,775,000	6,357,755
Total			99,892,841
Utah 0.9%
City of Riverton Revenue Bonds IHC Health Services, Inc. Series 2009 08/15/13	5.000%	1,400,000	1,419,306
Intermountain Power Agency Refunding Revenue Bonds Series 2009A 07/01/13	5.000%	10,000,000	10,082,200
State of Utah Unlimited General Obligation Bonds Series 2009C 07/01/14	5.000%	2,500,000	2,639,800
Utah Associated Municipal Power Systems Refunding Revenue Bonds Payson Power Project Series 2012 04/01/16	4.000%	4,690,000	5,102,673
Total			19,243,979
Virginia 0.3%
Peninsula Ports Authority Refunding Revenue Bonds Dominion Term Association Project Series 2003(b) 10/01/33	2.375%	3,335,000	3,417,274
York County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Series 2009A 05/01/33	4.050%	3,500,000	3,604,230
Total			7,021,504
Washington 3.5%
City of Seattle Municipal Light & Power Prerefunded 08/01/14 Revenue Bonds Series 2004 (AGM) 08/01/15	5.000%	835,000	883,781

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds Series 2004 (AGM) 08/01/15	5.000%	5,165,000	5,474,125
Clark County Public Utility District No. 1 Refunding Revenue Bonds Series 2010 01/01/15	5.000%	2,900,000	3,119,182
Energy Northwest Refunding Revenue Bonds Project 1 Series 2012B 07/01/17	5.000%	40,220,000	47,278,208
FYI Properties Revenue Bonds Washington State Disposal Project Series 2009 06/01/13	5.000%	2,400,000	2,409,657
Port of Seattle Refunding Revenue Bonds Series 2010B AMT(a) 12/01/15	5.000%	5,500,000	6,110,775
Snohomish County School District No. 15 Edmonds Unlimited General Obligation Refunding Bonds Series 2012 12/01/17	4.000%	2,000,000	2,285,660
State of Washington Certificate of Participation State and Local Agencies Series 2012 07/01/16	4.000%	3,500,000	3,874,780
Washington State Housing Finance Commission Revenue Bonds Series 2010A (GNMA/FNMA/FHLMC) 10/01/28	4.700%	1,060,000	1,135,991
Total			72,572,159
West Virginia 0.8%
County of Mason Revenue Bonds Appalachian Power Co. Series 2003L(b) 10/01/22	2.000%	8,750,000	8,886,675
West Virginia Economic Development Authority Revenue Bonds Appalachian Power Co.-Amos Project Series 2011A AMT(a) 01/01/41	2.250%	3,750,000	3,824,063
West Virginia University Revenue Bonds West Virginia University Projects Series 2011C(b) 10/01/41	0.840%	4,000,000	4,003,280
Total			16,714,018

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin —%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds Series 2013A 04/01/14	3.000%	455,000	466,294
04/01/15	4.000%	160,000	170,747
04/01/16	4.000%	185,000	202,668
Total			839,709
Total Municipal Bonds (Cost: $1,799,132,207)			1,830,879,101

Floating Rate Notes 0.2%

Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
New York 0.2%
New York State Environmental Facilities Corp. Refunding Revenue Bonds Waste Management, Inc. VRDN Series 2012 AMT(a)(e) 05/01/30	0.550%	3,250,000	3,250,000
Total Floating Rate Notes (Cost: $3,250,000)			3,250,000

Municipal Short Term 9.0%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 1.5%
Charter Oak Unified School District Unlimited General Obligation Bonds BAN Series 2012 10/01/15	5.000%	4,600,000	5,041,002
Los Angeles County Schools Revenue Notes Pooled Series 2013C-3 12/31/13	2.000%	1,000,000	1,011,300
Series 2013C-4 01/31/14	2.000%	9,000,000	9,096,210
Monterey Peninsula Unified School District Unlimited General Obligation Bonds BAN Series 2012 11/01/15	2.500%	1,700,000	1,764,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Short Term (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sulphur Springs Union School District Unlimited General Obligation Notes BAN Series 2013 01/01/15	3.000%	2,750,000	2,861,788
Val Verde Unified School District Unlimited General Obligation Notes Tax & Revenue Anticipation Note Series 2012 10/01/13	2.000%	10,550,000	10,622,267
Total			30,397,269
Connecticut 0.1%
Town of East Haven Unlimited General Obligation Notes BAN Series 2012 07/31/13	2.000%	2,625,000	2,632,849
Kentucky 0.7%
Louisville & Jefferson County Metropolitan Sewer District Revenue Notes Subordinated Series 2012-A BAN 12/04/13	2.000%	15,000,000	15,134,250
Louisiana 0.2%
Louisiana Public Facilities Authority Revenue Bonds Louisiana Pellets, Inc. Project Series 2013A AMT(a) 08/01/14	9.750%	3,890,000	3,890,506
Massachusetts 1.6%
City of Lawrence Limited General Obligation Notes State Qualified BAN Series 2013 03/01/14	1.000%	6,000,000	6,024,780
City of Methuen General Obligation Limited Notes BAN Series 2012 08/09/13	1.250%	12,500,000	12,528,125
Pioneer Valley Transit Authority Revenue Notes RAN Series 2012 07/26/13	1.500%	15,000,000	15,031,500
Total			33,584,405
New Jersey 0.4%
City of Newark Unlimited General Obligation Notes BAN Series 2012B 06/28/13	2.500%	3,000,000	3,003,772

Municipal Short Term (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hudson County Improvement Authority Revenue Notes BAN Series 2012 08/07/13	1.500%	5,000,000	5,013,550
Total			8,017,322
New York 4.3%
City of Geneva General Obligation Limited Notes BAN Series 2013 02/06/14	1.500%	13,165,000	13,258,471
County of Nassau Limited General Obligation Notes TAN Series 2012-B 09/30/13	2.000%	20,000,000	20,128,200
County of Rockland Limited General Obligation Notes BAN Series 2013A 04/09/14	2.000%	2,295,000	2,300,026
TAN Series 2013 03/14/14	2.250%	7,500,000	7,552,350
County of Suffolk Limited General Obligation Notes TAN Series 2012 08/14/13	2.000%	5,000,000	5,022,950
RAN Series 2013 03/27/14	2.000%	2,300,000	2,329,532
Town of Oyster Bay General Obligation Unlimited Notes BAN Series 2012B 08/09/13	3.000%	15,000,000	15,098,400
Limited General Obligation Notes BAN Series 2013A 03/07/14	1.500%	10,000,000	10,081,900
Town of Poughkeepsie Limited General Obligation Notes BAN Series 2013A 03/14/14	2.000%	9,047,978	9,135,019
Wyandanch Union Free School District Unlimited General Obligation Notes TAN Series 2012 06/28/13	3.250%	2,375,000	2,376,953
Total			87,283,801
Virginia 0.2%
City of Norfolk Unlimited General Obligation Bonds BAN Series 2011A 01/01/14	3.000%	3,250,000	3,278,047
Total Municipal Short Term (Cost: $184,125,527)			184,218,449

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Money Market Funds 0.8%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.000%(f)	15,903,346	15,903,346
Total Money Market Funds (Cost: $15,903,346)		15,903,346
Total Investments (Cost: $2,002,411,080)		2,034,250,896
Other Assets & Liabilities, Net		10,514,684
Net Assets		2,044,765,580

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Variable rate security.

(c)  Zero coupon bond.

(d)  Represents a security purchased on a when-issued or delayed delivery basis.

(e)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on April 30, 2013.

(f)  The rate shown is the seven-day current annualized yield at April 30, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

CIFG  IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

RAN  Revenue Anticipation Note

TAN  Tax Anticipation Note

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	1,830,879,101	—	1,830,879,101
Total Bonds	—	1,830,879,101	—	1,830,879,101
Short-Term Securities
Floating Rate Notes	—	3,250,000	—	3,250,000
Municipal Short Term	—	184,218,449	—	184,218,449
Total Short-Term Securities	—	187,468,449	—	187,468,449
Other
Money Market Funds	15,903,346	—	—	15,903,346
Total Other	15,903,346	—	—	15,903,346
Total	15,903,346	2,018,347,550	—	2,034,250,896

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
(identified cost $2,002,411,080)	$2,034,250,896
Receivable for:
Investments sold	292,124
Capital shares sold	4,328,627
Interest	23,774,225
Expense reimbursement due from Investment Manager	9,506
Prepaid expenses	3,301
Total assets	2,062,658,679
Liabilities
Payable for:
Investments purchased	529,343
Investments purchased on a delayed delivery basis	8,720,000
Capital shares purchased	5,992,941
Dividend distributions to shareholders	2,113,126
Investment management fees	20,041
Distribution and/or service fees	2,034
Transfer agent fees	372,087
Administration fees	3,571
Compensation of board members	101,364
Other expenses	38,592
Total liabilities	17,893,099
Net assets applicable to outstanding capital stock	$2,044,765,580
Represented by
Paid-in capital	$2,017,486,475
Undistributed net investment income	2,260,574
Accumulated net realized loss	(6,821,285)
Unrealized appreciation (depreciation) on:
Investments	31,839,816
Total — representing net assets applicable to outstanding capital stock	$2,044,765,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$185,204,511
Shares outstanding	17,573,143
Net asset value per share	$10.54
Maximum offering price per share(a)	$10.65
Class B
Net assets	$169,097
Shares outstanding	16,047
Net asset value per share	$10.54
Class C
Net assets	$27,729,767
Shares outstanding	2,630,795
Net asset value per share	$10.54
Class R4
Net assets	$2,044,380
Shares outstanding	194,051
Net asset value per share	$10.54
Class R5
Net assets	$522,262
Shares outstanding	49,573
Net asset value per share	$10.54
Class Z
Net assets	$1,829,095,563
Shares outstanding	173,534,714
Net asset value per share	$10.54

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 1.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends	$5,977
Interest	38,364,532
Total income	38,370,509
Expenses:
Investment management fees	7,690,029
Distribution and/or service fees
Class A	497,741
Class B	1,720
Class C	309,981
Transfer agent fees
Class A	402,995
Class B	348
Class C	62,707
Class R4(a)	245
Class R5(b)	15
Class Z	3,895,137
Administration fees	1,367,486
Compensation of board members	67,084
Custodian fees	17,404
Printing and postage fees	45,881
Registration fees	126,403
Professional fees	60,820
Other	47,079
Total expenses	14,593,075
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,478,062)
Expense reductions	(40)
Total net expenses	11,114,973
Net investment income	27,255,536
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	146,954
Net realized gain	146,954
Net change in unrealized appreciation (depreciation) on:
Investments	(2,229,981)
Net change in unrealized appreciation (depreciation)	(2,229,981)
Net realized and unrealized loss	(2,083,027)
Net increase in net assets resulting from operations	$25,172,509

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)(b)	Year Ended April 30, 2012(c)	Year Ended March 31, 2012
Operations
Net investment income	$27,255,536	$2,640,195	$35,721,601
Net realized gain (loss)	146,954	(11,682)	(1,801,444)
Net change in unrealized appreciation (depreciation)	(2,229,981)	2,238,474	11,922,226
Net increase in net assets resulting from operations	25,172,509	4,866,987	45,842,383
Distributions to shareholders
Net investment income
Class A	(2,100,109)	(194,430)	(3,524,028)
Class B	(515)	(72)	(1,810)
Class C	(94,141)	(9,812)	(250,567)
Class R4	(1,404)	—	—
Class R5	(413)	—	—
Class Z	(25,058,954)	(2,254,316)	(29,939,616)
Total distributions to shareholders	(27,255,536)	(2,458,630)	(33,716,021)
Increase (decrease) in net assets from capital stock activity	(182,740,710)	(62,952,744)	252,510,236
Total increase (decrease) in net assets	(184,823,737)	(60,544,387)	264,636,598
Net assets at beginning of year	2,229,589,317	2,290,133,704	2,025,497,106
Net assets at end of year	$2,044,765,580	$2,229,589,317	$2,290,133,704
Undistributed net investment income	$2,260,574	$2,260,575	$2,079,010

(a) Class R4 is for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Class R5 is for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(c) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)(b)		Year Ended April 30, 2012(c)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	7,185,088	75,770,635	269,278	2,840,093	8,925,474	93,980,005
Distributions reinvested	121,189	1,278,372	10,937	115,383	174,619	1,838,867
Redemptions	(9,596,930)	(101,206,875)	(940,513)	(9,920,995)	(15,409,435)	(162,226,110)
Net decrease	(2,290,653)	(24,157,868)	(660,298)	(6,965,519)	(6,309,342)	(66,407,238)
Class B shares
Subscriptions	34	357	5	47	132	1,382
Distributions reinvested	12	128	2	23	33	351
Redemptions(d)	(7,049)	(74,443)	(1)	(4)	(8,166)	(85,778)
Net increase (decrease)	(7,003)	(73,958)	6	66	(8,001)	(84,045)
Class C shares
Subscriptions	618,807	6,528,590	20,684	218,200	1,095,839	11,547,931
Distributions reinvested	4,619	48,730	454	4,785	10,084	106,197
Redemptions	(1,115,754)	(11,767,697)	(45,522)	(480,184)	(1,835,168)	(19,319,495)
Net decrease	(492,328)	(5,190,377)	(24,384)	(257,199)	(729,245)	(7,665,367)
Class R4 shares
Subscriptions	203,406	2,143,894	—	—	—	—
Distributions reinvested	133	1,403	—	—	—	—
Redemptions	(9,488)	(100,000)	—	—	—	—
Net increase	194,051	2,045,297	—	—	—	—
Class R5 shares
Subscriptions	49,535	522,106	—	—	—	—
Distributions reinvested	38	400	—	—	—	—
Net increase	49,573	522,506	—	—	—	—
Class Z shares
Subscriptions	85,292,001	899,518,380	5,696,721	60,083,242	93,088,122	981,100,039
Distributions reinvested	262,420	2,768,141	19,188	202,439	251,888	2,652,894
Redemptions	(100,330,775)	(1,058,172,831)	(10,997,796)	(116,015,773)	(62,405,797)	(657,086,047)
Net increase (decrease)	(14,776,354)	(155,886,310)	(5,281,887)	(55,730,092)	30,934,213	326,666,886
Total net increase (decrease)	(17,322,714)	(182,740,710)	(5,966,563)	(62,952,744)	23,887,625	252,510,236

(a) Class R4 is for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Class R5 is for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(c) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.55		$10.54		$10.47		$10.55		$10.46		$10.32
Income from investment operations:
Net investment income	0.11		0.01		0.16		0.16		0.17		0.27
Net realized and unrealized gain (loss)	(0.01)		0.01		0.06		(0.08)		0.09		0.15
Total from investment operations	0.10		0.02		0.22		0.08		0.26		0.42
Less distributions to shareholders:
Net investment income	(0.11)		(0.01)		(0.15)		(0.16)		(0.17)		(0.28)
Total distributions to shareholders	(0.11)		(0.01)		(0.15)		(0.16)		(0.17)		(0.28)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$10.54		$10.55		$10.54		$10.47		$10.55		$10.46
Total return	0.96%		0.19%		2.12%		0.75%		2.53%		4.14%
Ratios to average net assets(c)(d)
Total gross expenses	0.89%		0.88	%(e)	0.90%		0.78	%(f)	0.73	%(f)	0.72	%(f)
Total net expenses(g)	0.73	%(h)	0.72	%(e)	0.73	%(h)	0.75	%(f)(h)	0.72	%(f)(h)	0.65	%(f)(h)
Net investment income	1.05%		1.17	%(e)	1.54%		1.50%		1.57%		2.60%
Supplemental data
Net assets, end of period (in thousands)	$185,205		$209,557		$216,298		$281,009		$485,404		$209,539
Portfolio turnover	37%		2%		39%		38%		62%		94%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class B	2013	2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.55	$10.54		$10.47		$10.55		$10.46		$10.32
Income from investment operations:
Net investment income	0.03	0.00	(b)	0.08		0.08		0.10		0.20
Net realized and unrealized gain (loss)	(0.01)	0.01		0.06		(0.08)		0.08		0.14
Total from investment operations	0.02	0.01		0.14		—		0.18		0.34
Less distributions to shareholders:
Net investment income	(0.03)	(0.00	)(b)	(0.07)		(0.08)		(0.09)		(0.20)
Total distributions to shareholders	(0.03)	(0.00	)(b)	(0.07)		(0.08)		(0.09)		(0.20)
Proceeds from regulatory settlements	—	—		—		—		0.00	(b)	—
Net asset value, end of period	$10.54	$10.55		$10.54		$10.47		$10.55		$10.46
Total return	0.20%	0.12%		1.35%		0.00	%(b)	1.77%		3.37%
Ratios to average net assets(c)(d)
Total gross expenses	1.64%	1.63	%(e)	1.63%		1.53	%(f)	1.48	%(f)	1.47	%(f)
Total net expenses(g)	1.48%	1.47	%(e)	1.48	%(h)	1.50	%(f)(h)	1.47	%(f)(h)	1.40	%(f)(h)
Net investment income	0.30%	0.41	%(e)	0.79%		0.76%		0.91%		1.98%
Supplemental data
Net assets, end of period (in thousands)	$169	$243		$243		$325		$331		$458
Portfolio turnover	37%	2%		39%		38%		62%		94%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.55		$10.54		$10.47		$10.55		$10.46		$10.32
Income from investment operations:
Net investment income	0.03		0.00	(b)	0.08		0.08		0.09		0.20
Net realized and unrealized gain (loss)	(0.01)		0.01		0.06		(0.08)		0.09		0.14
Total from investment operations	0.02		0.01		0.14		—		0.18		0.34
Less distributions to shareholders:
Net investment income	(0.03)		(0.00	)(b)	(0.07)		(0.08)		(0.09)		(0.20)
Total distributions to shareholders	(0.03)		(0.00	)(b)	(0.07)		(0.08)		(0.09)		(0.20)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$10.54		$10.55		$10.54		$10.47		$10.55		$10.46
Total return	0.20%		0.12%		1.35%		0.00	%(b)	1.76%		3.37%
Ratios to average net assets(c)(d)
Total gross expenses	1.64%		1.63	%(e)	1.64%		1.53	%(f)	1.48	%(f)	1.47	%(f)
Total net expenses(g)	1.48	%(h)	1.47	%(e)	1.48	%(h)	1.50	%(f)(h)	1.47	%(f)(h)	1.40	%(f)(h)
Net investment income	0.30%		0.42	%(e)	0.79%		0.75%		0.84%		1.92%
Supplemental data
Net assets, end of period (in thousands)	$27,730		$32,953		$33,176		$40,603		$58,529		$32,750
Portfolio turnover	37%		2%		39%		38%		62%		94%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$10.54
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(0.01)
Total from investment operations	0.01
Less distributions to shareholders:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net asset value, end of period	$10.54
Total return	0.14%
Ratios to average net assets(b)
Total gross expenses	0.66	%(c)
Total net expenses(d)	0.48	%(c)
Net investment income	1.32	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,044
Portfolio turnover	37%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

Class R5	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$10.55
Income from investment operations:
Net investment income	0.07
Net realized and unrealized loss	(0.01)
Total from investment operations	0.06
Less distributions to shareholders:
Net investment income	(0.07)
Total distributions to shareholders	(0.07)
Net asset value, end of period	$10.54
Total return	0.54%
Ratios to average net assets(b)
Total gross expenses	0.48	%(c)
Total net expenses(d)	0.39	%(c)
Net investment income	1.40	%(c)
Supplemental data
Net assets, end of period (in thousands)	$522
Portfolio turnover	37%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.55		$10.54		$10.47		$10.55		$10.46		$10.32
Income from investment operations:
Net investment income	0.14		0.01		0.19		0.18		0.19		0.30
Net realized and unrealized gain (loss)	(0.01)		0.01		0.06		(0.07)		0.10		0.15
Total from investment operations	0.13		0.02		0.25		0.11		0.29		0.45
Less distributions to shareholders:
Net investment income	(0.14)		(0.01)		(0.18)		(0.19)		(0.20)		(0.31)
Total distributions to shareholders	(0.14)		(0.01)		(0.18)		(0.19)		(0.20)		(0.31)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$10.54		$10.55		$10.54		$10.47		$10.55		$10.46
Total return	1.21%		0.21%		2.37%		1.00%		2.79%		4.41%
Ratios to average net assets(c)(d)
Total gross expenses	0.64%		0.63	%(e)	0.63%		0.53	%(f)	0.48	%(f)	0.47	%(f)
Total net expenses(g)	0.48	%(h)	0.47	%(e)	0.48	%(h)	0.50	%(f)(h)	0.47	%(f)(h)	0.40	%(f)(h)
Net investment income	1.30%		1.41	%(e)	1.77%		1.75%		1.83%		2.94%
Supplemental data
Net assets, end of period (in thousands)	$1,829,096		$1,986,836		$2,040,417		$1,703,560		$2,020,837		$1,044,788
Portfolio turnover	37%		2%		39%		38%		62%		94%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia Short Term Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares are not subject to sales charges and will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.36% to 0.24% as the Fund's net assets increase. The

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

effective investment management fee rate for the year ended April 30, 2013 was 0.36% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended April 30, 2013, other expenses paid to this company were $6,645.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4*	0.23
Class R5*	0.05
Class Z	0.20

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $40.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $45,362 for Class A, and $3,362 for Class C shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through August 31, 2013		Prior to August 1, 2012
Class A	0.73%		0.72%
Class B	1.48		1.47
Class C	1.48		1.47
Class R4	0.48	*	—
Class R5	0.39	**	—
Class Z	0.48		0.47

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

**Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through November 8, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, distributions and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1)
Accumulated net realized loss	3,786,209
Paid-in capital	(3,786,208)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$—	$—	$282
Long-term capital gains	—	—	—
Tax-exempt income	27,255,536	2,458,629	33,715,739
Total	$27,255,536	$2,458,629	$33,716,021

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$4,474,367
Accumulated realized loss	(6,541,035)
Unrealized appreciation	31,559,566

At April 30, 2013, the cost of investments for federal income tax purposes was $2,002,691,330 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$32,079,187
Unrealized depreciation	(519,621)
Net unrealized appreciation	31,559,566

The following capital loss carryforward, determined at April 30, 2013, may be available to reduce taxable income

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2014	$3,090,745
2015	1,181,270
2018	602,849
Unlimited long-term	1,632,785
Total	$6,507,649

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended April 30, 2013, $180,341 of capital loss carryforward was utilized and $3,786,208 expired unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2013, the Fund will elect to treat post-October capital losses of $33,386 as arising on May 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $711,688,960 and $726,767,496, respectively, for the year ended April 30, 2013.

Note 6. Shareholder Concentration

At April 30, 2013, one unaffiliated shareholder account owned 83.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A.

whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Short Term Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns

Tax Designations:

Exempt-Interest Dividends	100.00%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup, Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

184

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Global Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short Term Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm (the Independent Consultant) to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Service Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Approval of Investment Management Services Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment. The Board observed that appropriate steps (such as changes to the portfolio management team) had been taken to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation

Annual Report 2013

Columbia Short Term Municipal Bond Fund

Approval of Investment Management Services Agreement (continued)

to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013

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Annual Report 2013

Columbia Short Term Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Short Term Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN223_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia South Carolina Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia South Carolina Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia South Carolina Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Approval of Investment Management Services Agreement	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia South Carolina Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia South Carolina Intermediate Municipal Bond Fund (the Fund) Class A shares returned 4.28% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 4.35% for the same 12-month period.

>  The Fund performed in line with the index, aided by its duration and quality positioning.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	05/05/92
Excluding sales charges		4.28	5.04	3.99
Including sales charges		0.90	4.35	3.64
Class B	06/08/93
Excluding sales charges		3.41	4.25	3.21
Including sales charges		0.41	4.25	3.21
Class C	06/17/92
Excluding sales charges		3.41	4.24	3.21
Including sales charges		2.41	4.24	3.21
Class R4*	03/19/13	4.44	5.28	4.24
Class Z	01/06/92	4.45	5.28	4.24
Barclays 3-15 Year Blend Municipal Bond Index		4.35	5.91	4.85

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia South Carolina Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia South Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia South Carolina Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 4.28% excluding sales charge. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 4.35% for the same 12-month period. The Fund performed in line with the index, aided by its duration, a measure of interest rate sensitivity, and quality positioning.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) weighed on the global economy throughout the 12-month period ended April 30, 2013. Late in the period, the sequester clouded consumer confidence in the United States, even though it has had little material impact on the economy to date. However, a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other volatile assets as central banks continued to pour liquidity into key markets.

Municipal Market Generates Solid Returns

The U.S. municipal bond market delivered modest, but solid, returns for the 12-month period. Yields fell across all maturities, rallying strongly after the November presidential election. The market sold off in December, but the retreat was short lived, as weaker economic numbers early in 2013 sent fixed-income investors back to the relative safety of the municipal market. At year end, municipal yields were eight, 18 and 25 basis points lower for five-, 10- and 15-year maturities compared to one year ago. Higher quality bonds generally underperformed lower quality bonds. Pre-refunded bonds, which are higher quality and generally shorter in maturity, were the weakest sector among municipals. A pre-refunded bond is created when an issuer refinances existing debt at a lower rate. The proceeds from the lower-yielding issue are invested in U.S. Treasury securities and used to repay the original bond at its original call date. Hospital bonds were generally the strongest performers. Local general obligation bonds outperformed state general obligation bonds by a small margin. For the second consecutive year, rating agencies issued more downgrades than upgrades in the overall municipal market, as a lackluster economy continued to pressure issuers.

Duration And Quality Positioning Aided Returns

The Fund's duration was longer than the index. As yields came down, the Fund's longer duration aided performance. An underweight in the three- to six-year range and an overweight in 10-year securities were positives for the Fund. In addition, the Fund was significantly underweight relative to the index in the two highest Standard & Poor's rating categories — AAA and AA1, which lagged lower-rated investment grade securities over the year. The Fund's electric revenue and hospital bonds were the top contributors to total returns. Electric revenue bonds accounted for more than 11% of the Fund's assets while hospitals were

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2013)
AAA rating	4.8
AA rating	41.9
A rating	43.4
BBB rating	6.9
Not rated	3.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia South Carolina Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

more than 18%. Both sectors generated returns that were higher than their counterparts within the index — and outperformed the overall index return for the year.

Pre-refunded bonds were a slight drag on results, as were local general obligation bonds (GOs) and a very small position in Puerto Rico bonds, which we reduced over the period. The Fund's local GOs were shorter in maturity and higher in quality than their counterparts in the index. However, the Fund was underweight relative to the index in local GOs, which helped offset the negative impact on performance.

During the period, we added exposure to bonds with longer maturities, including bonds in the hospital, electric utilities and water and sewer sectors. The majority of purchases were rated A or low AA, which we felt added the best value at the time. Additionally, the Fund's exposure to very short maturities and bonds with shorter call dates was decreased. (A bond's call date is the date on which it can be redeemed before maturity.)

Broad-Based Job Gains Reinvigorate South Carolina's Economy

South Carolina's economic recovery has benefited from job gains, especially from tourism. Unemployment has fallen and the state's efforts to boost growth within high-tech companies have been rewarded by Google's announcement that it will invest in a new data center in the Charleston area. However, shrinking professional/business services payrolls and the proliferation of low-paying service jobs will likely limit income gains for the state. Manufacturing job growth has flattened, but the industry is becoming more technology oriented. Over the longer term, we believe lower business costs and unionization rates have the potential to continue to attract jobs and business, enabling South Carolina's economy to continue to recover — potentially providing a favorable environment for municipal bonds.

Looking Ahead

In this environment, we will expect to continue to emphasize the quality, sector and maturity profile of the Fund versus its benchmarks. We expect to seek out issues rated A and BBB across sectors that mature in 10-14 years, while maintaining a dollar-weighted average portfolio maturity of between three and 10 years, as we believe they are currently attractive. With a seasoned staff of credit professionals, we believe we are well positioned to discover value opportunities that offer incremental yield and appropriate fundamentals in South Carolina's municipal market.

Annual Report 2013
5

Columbia South Carolina Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.70		1,020.78	4.05		4.06	0.81
Class B	1,000.00	1,000.00	1,012.00		1,017.06	7.78		7.80	1.56
Class C	1,000.00	1,000.00	1,012.00		1,017.06	7.78		7.80	1.56
Class R4	1,000.00	1,000.00	1,010.90	*	1,022.17	0.60	*	2.66	0.53 *
Class Z	1,000.00	1,000.00	1,017.00		1,022.02	2.80		2.81	0.56

* For the period March 19, 2013 through April 30, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.7%
County of Horry Revenue Bonds Series 2010A 07/01/18	5.000%	1,315,000	1,522,520
07/01/20	5.000%	1,150,000	1,368,776
Total			2,891,296
Forest Products 0.3%
County of Georgetown Revenue Bonds International Paper Co. Project Series 1997A AMT(a) 10/01/21	5.700%	500,000	500,635
Higher Education 6.0%
College of Charleston Refunding Revenue Bonds Series 2012A 04/01/24	4.000%	1,300,000	1,472,523
04/01/26	4.000%	1,390,000	1,548,112
Florence-Darlington Commission for Technical Education Revenue Bonds Series 2005A (NPFGC) 03/01/18	5.000%	1,725,000	1,847,820
03/01/20	5.000%	1,905,000	2,040,636
University of South Carolina Revenue Bonds Moore School of Business Project Series 2012 05/01/26	5.000%	1,500,000	1,809,150
Series 2008A (AGM) 06/01/21	5.000%	1,060,000	1,247,228
Total			9,965,469
Hospital 17.7%
County of Charleston Revenue Bonds Care Alliance Health Services Series 1999A (AGM) 08/15/15	5.125%	4,000,000	4,387,000
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B 10/01/27	5.000%	1,750,000	1,996,348
10/01/31	5.000%	2,000,000	2,284,040
Greenville Hospital System Board Refunding Revenue Bonds Series 2008A 05/01/21	5.250%	2,750,000	3,149,052
Series 2012 05/01/28	5.000%	2,000,000	2,308,420

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lexington County Health Services District, Inc. Refunding Revenue Bonds Series 2007 11/01/17	5.000%	1,230,000	1,436,628
11/01/18	5.000%	1,000,000	1,168,870
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Anmed Health Project Series 2010 02/01/17	5.000%	1,000,000	1,137,660
Palmetto Health Series 2005A (AGM) 08/01/21	5.250%	3,000,000	3,428,220
Revenue Bonds Bon Secours Health System, Inc. Series 2013 11/01/20	5.000%	2,000,000	2,435,760
Kershaw County Medical Center Project Series 2008 09/15/25	5.500%	1,925,000	2,115,613
South Carolina Electric & Gas Co. Project Series 2013 02/01/28	4.000%	2,000,000	2,141,720
Spartanburg County Regional Health Services District Revenue Bonds Series 2008A 04/15/19	5.000%	1,225,000	1,425,949
Total			29,415,280
Investor Owned 1.3%
County of Oconee Refunding Revenue Bonds Duke Power Co. Project Series 2009 02/01/17	3.600%	2,000,000	2,167,840
Joint Power Authority 6.5%
City of Easley Refunding Revenue Bonds Series 2011 (AGM) 12/01/28	5.000%	1,000,000	1,138,860
Piedmont Municipal Power Agency Refunding Revenue Bonds Series 2008A-3 (AGM) 01/01/17	5.000%	2,000,000	2,286,720
01/01/18	5.000%	3,050,000	3,577,772
South Carolina State Public Service Authority Refunding Revenue Bonds Series 2009A 01/01/28	5.000%	2,000,000	2,335,200
Revenue Bonds Series 2009B 01/01/24	5.000%	1,250,000	1,474,988
Total			10,813,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local Appropriation 22.7%
Berkeley County School District Revenue Bonds Securing Assets for Education Series 2006 12/01/20	5.000%	1,000,000	1,146,650
12/01/21	5.000%	2,000,000	2,289,480
12/01/22	5.000%	3,545,000	4,049,985
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Project Series 2006 12/01/19	5.000%	2,000,000	2,294,820
Charleston Educational Excellence Finance Corp.(b) Refunding Revenue Bonds Charleston County Schools Series 2013 12/01/27	5.000%	2,000,000	2,405,040
City of North Charleston Revenue Bonds Series 2012 06/01/29	5.000%	2,280,000	2,650,090
County of Charleston Refunding Certificate of Participation Charleston Public Facilities Corp. Series 2005 (NPFGC) 06/01/17	5.125%	1,470,000	1,608,547
Fort Mill School Facilities Corp. Revenue Bonds Series 2006 12/01/17	5.000%	2,900,000	3,256,642
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Series 2012 12/01/22	5.000%	2,000,000	2,495,440
Building Equity Sooner Tomorrow Series 2006 12/01/27	5.000%	1,300,000	1,454,427
Revenue Bonds Building Equity Sooner Tomorrow Series 2006 (AGM) 12/01/15	5.000%	500,000	557,165
Hilton Head Island Public Facilities Corp. Certificate of Participation Beach Preservation Fee Pledge Series 2006 (NPFGC) 08/01/14	5.000%	1,600,000	1,692,320
Newberry Investing in Children's Education Revenue Bonds Newberry County School District Project Series 2005 12/01/15	5.250%	1,265,000	1,394,663

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Scago Educational Facilities Corp. for Pickens School District Revenue Bonds Pickens County Project Series 2006 (AGM) 12/01/23	5.000%	5,000,000	5,633,000
12/01/24	5.000%	2,000,000	2,247,200
Sumter Two School Facilities, Inc. Refunding Revenue Bonds Sumter County School District No. 2 Series 2007 12/01/17	5.000%	1,000,000	1,161,810
Town of Hilton Head Island Revenue Bonds Series 2011A 06/01/23	5.000%	555,000	668,020
06/01/24	5.000%	580,000	693,007
Total			37,698,306
Local General Obligation 6.4%
Anderson County School District No. 4 Unlimited General Obligation Bonds Series 2006 (AGM) 03/01/19	5.250%	1,115,000	1,255,378
County of Charleston Unlimited General Obligation Bonds Improvement Series 2009A 08/01/23	5.000%	2,000,000	2,431,420
08/01/24	5.000%	2,000,000	2,415,440
Spartanburg County School District No. 7 Unlimited General Obligation Bonds Series 2001 03/01/18	5.000%	2,000,000	2,307,440
03/01/21	5.000%	1,940,000	2,227,683
Total			10,637,361
Municipal Power 2.0%
City of Rock Hill Refunding Revenue Bonds Combined Utility System Series 2012A (AGM) 01/01/23	5.000%	1,560,000	1,908,520
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(c) 10/01/24	5.000%	315,000	380,205
Town of Winnsboro Combined Utility System Refunding Revenue Bonds Series 1999 (NPFGC) 08/15/13	5.250%	1,020,000	1,033,780
Total			3,322,505

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ports 1.1%
South Carolina State Ports Authority Revenue Bonds Series 2010 07/01/16	5.000%	500,000	565,000
07/01/23	5.250%	1,000,000	1,193,210
Total			1,758,210
Refunded/Escrowed 4.5%
City of Columbia Prerefunded 02/01/15 Revenue Bonds Waterworks & Sewer System Series 2005 (AGM) 02/01/23	5.000%	1,000,000	1,080,720
02/01/27	5.000%	1,500,000	1,621,080
Greenville County School District Prerefunded 12/01/13 Revenue Bonds Building Equity Sooner Tomorrow Series 2003 12/01/16	5.250%	1,500,000	1,544,100
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2003AA Escrowed to Maturity (NPFGC)(c) 07/01/18	5.500%	1,050,000	1,302,735
Town of Lexington Waterworks & Sewer System Prerefunded 10/01/14 Revenue Bonds Series 1997 04/01/19	5.450%	1,825,000	1,919,699
Total			7,468,334
Resource Recovery 1.4%
Three Rivers Solid Waste Authority(d) Revenue Bonds Capital Appreciation-Landfill Gas Project Series 2007 10/01/24	0.000%	1,835,000	1,231,579
10/01/25	0.000%	1,835,000	1,171,317
Total			2,402,896
Retirement Communities 2.5%
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Episcopal Church Series 2007 04/01/15	5.000%	525,000	554,458
04/01/16	5.000%	600,000	649,632
1st Mortgage-Lutheran Homes Series 2007 05/01/16	5.000%	1,245,000	1,309,043
05/01/21	5.375%	1,650,000	1,736,889
Total			4,250,022

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Single Family 0.5%
South Carolina State Housing Finance & Development Authority Revenue Bonds Series 2010-1 (GNMA/FNMA/FHLMC) 01/01/28	5.000%	755,000	820,451
Special Non Property Tax 3.2%
City of Greenville Improvement Refunding Bonds Series 2011 (AGM) 04/01/21	5.000%	1,290,000	1,571,633
Puerto Rico Infrastructure Financing Authority Refunding Revenue Bonds Series 2005C (FGIC)(c) 07/01/20	5.500%	1,200,000	1,281,492
Territory of Guam Revenue Bonds Series 2011A(c) 01/01/31	5.000%	400,000	448,644
Virgin Islands Public Finance Authority(c) Refunding Revenue Bonds Gross Receipts Taxes Series 2012A 10/01/22	4.000%	800,000	860,896
Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A 10/01/25	5.000%	1,060,000	1,205,336
Total			5,368,001
State General Obligation 1.3%
State of South Carolina Unlimited General Obligation Bonds State Economic Development Series 2010B 04/01/23	5.000%	1,775,000	2,172,724
Student Loan 1.5%
South Carolina State Education Assistance Authority Revenue Bonds Student Loan Series 2009I 10/01/24	5.000%	2,210,000	2,438,116
Transportation 3.7%
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Series 2005A (AMBAC) 10/01/20	5.250%	4,880,000	6,099,073

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 13.8%
Anderson Regional Joint Water System Refunding Revenue Bonds Series 2012 07/15/28	5.000%	2,000,000	2,392,560
Beaufort-Jasper Water & Sewer Authority Improvement Refunding Revenue Bonds Series 2006 (AGM) 03/01/23	5.000%	1,500,000	1,736,835
03/01/25	4.750%	3,000,000	3,424,800
City of Charleston Refunding Revenue Bonds Waterworks & Sewer System Series 2009A 01/01/21	5.000%	2,500,000	2,997,900
City of Columbia Refunding Revenue Bonds Waterworks & Sewer System Series 2011A 02/01/27	5.000%	2,435,000	2,901,059
Series 2012 02/01/23	4.000%	1,360,000	1,586,073
County of Berkeley Water & Sewer Refunding Revenue Bonds Series 2008A (AGM) 06/01/21	5.000%	1,000,000	1,182,560
Renewable Water Resources Refunding Revenue Bonds Series 2012 01/01/25	5.000%	1,940,000	2,358,012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2005B (AGM) 03/01/19	5.250%	1,000,000	1,231,230
Series 2010A 01/01/20	5.000%	1,500,000	1,840,530
Series 2012 01/01/24	5.000%	1,000,000	1,227,840
Total			22,879,399
Total Municipal Bonds (Cost: $149,206,769)			163,069,458

Money Market Funds 2.4%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.000%(e)	3,969,087	3,969,087
Total Money Market Funds (Cost: $3,969,087)		3,969,087
Total Investments (Cost: $153,175,856)		167,038,545
Other Assets & Liabilities, Net		(907,784)
Net Assets		166,130,761

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2013, the value of these securities amounted to $5,479,308 or 3.30% of net assets.

(d)  Zero coupon bond.

(e)  The rate shown is the seven-day current annualized yield at April 30, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	163,069,458	—	163,069,458
Total Bonds	—	163,069,458	—	163,069,458
Other
Money Market Funds	3,969,087	—	—	3,969,087
Total Other	3,969,087	—	—	3,969,087
Total	3,969,087	163,069,458	—	167,038,545

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
(identified cost $153,175,856)	$167,038,545
Receivable for:
Capital shares sold	297,004
Interest	1,982,258
Expense reimbursement due from Investment Manager	506
Prepaid expenses	766
Total assets	169,319,079
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,365,700
Capital shares purchased	262,227
Dividend distributions to shareholders	403,493
Investment management fees	1,819
Distribution and/or service fees	622
Transfer agent fees	29,287
Administration fees	318
Compensation of board members	91,383
Other expenses	33,469
Total liabilities	3,188,318
Net assets applicable to outstanding capital stock	$166,130,761
Represented by
Paid-in capital	$151,110,582
Undistributed net investment income	1,101,330
Accumulated net realized gain	56,160
Unrealized appreciation (depreciation) on:
Investments	13,862,689
Total — representing net assets applicable to outstanding capital stock	$166,130,761

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$27,742,559
Shares outstanding	2,548,496
Net asset value per share	$10.89
Maximum offering price per share(a)	$11.26
Class B
Net assets	$112,865
Shares outstanding	10,362
Net asset value per share	$10.89
Class C
Net assets	$15,694,339
Shares outstanding	1,440,800
Net asset value per share	$10.89
Class R4
Net assets	$2,525
Shares outstanding	232
Net asset value per share	$10.88
Class Z
Net assets	$122,578,473
Shares outstanding	11,254,681
Net asset value per share	$10.89

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends	$773
Interest	6,092,647
Total income	6,093,420
Expenses:
Investment management fees	673,220
Distribution and/or service fees
Class A	65,580
Class B	1,309
Class C	148,035
Transfer agent fees
Class A	50,265
Class B	251
Class C	28,384
Class Z	243,668
Administration fees	117,813
Compensation of board members	24,034
Custodian fees	2,510
Printing and postage fees	41,162
Registration fees	922
Professional fees	28,166
Other	9,159
Total expenses	1,434,478
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(283,518)
Expense reductions	(20)
Total net expenses	1,150,940
Net investment income	4,942,480
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	812,308
Net realized gain	812,308
Net change in unrealized appreciation (depreciation) on:
Investments	1,393,274
Net change in unrealized appreciation (depreciation)	1,393,274
Net realized and unrealized gain	2,205,582
Net increase in net assets resulting from operations	$7,148,062

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)	Year Ended April 30, 2012(b)	Year Ended March 31, 2012
Operations
Net investment income	$4,942,480	$447,527	$5,266,305
Net realized gain	812,308	—	109,317
Net change in unrealized appreciation (depreciation)	1,393,274	1,524,322	8,441,009
Net increase in net assets resulting from operations	7,148,062	1,971,849	13,816,631
Distributions to shareholders
Net investment income
Class A	(737,871)	(59,883)	(672,366)
Class B	(2,718)	(278)	(4,556)
Class C	(305,366)	(24,319)	(286,015)
Class R4	(9)	—	—
Class Z	(3,896,516)	(348,810)	(4,335,919)
Total distributions to shareholders	(4,942,480)	(433,290)	(5,298,856)
Increase (decrease) in net assets from capital stock activity	(10,205,179)	2,934,218	5,247,959
Total increase (decrease) in net assets	(7,999,597)	4,472,777	13,765,734
Net assets at beginning of year	174,130,358	169,657,581	155,891,847
Net assets at end of year	$166,130,761	$174,130,358	$169,657,581
Undistributed net investment income	$1,101,330	$1,101,374	$1,087,137

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	786,533	8,520,729	57,198	611,384	705,043	7,433,042
Distributions reinvested	46,687	506,413	3,359	36,073	33,351	351,090
Redemptions	(585,105)	(6,335,753)	(85,211)	(912,345)	(250,572)	(2,639,648)
Net increase (decrease)	248,115	2,691,389	(24,654)	(264,888)	487,822	5,144,484
Class B shares
Subscriptions	1	6	—	—	38	400
Distributions reinvested	227	2,458	24	255	342	3,588
Redemptions(c)	(4,307)	(46,718)	(13)	(133)	(10,371)	(107,905)
Net increase (decrease)	(4,079)	(44,254)	11	122	(9,991)	(103,917)
Class C shares
Subscriptions	358,502	3,890,750	78,311	839,222	452,974	4,754,965
Distributions reinvested	16,204	175,855	1,258	13,519	13,353	140,594
Redemptions	(240,470)	(2,610,818)	(2,279)	(24,431)	(231,851)	(2,440,406)
Net increase	134,236	1,455,787	77,290	828,310	234,476	2,455,153
Class R4 shares
Subscriptions	231	2,500	—	—	—	—
Distributions reinvested	1	6	—	—	—	—
Net increase	232	2,506	—	—	—	—
Class Z shares
Subscriptions	3,873,321	41,933,570	259,079	2,778,174	2,593,620	27,444,929
Distributions reinvested	40,129	435,394	2,912	31,303	34,037	357,402
Redemptions	(5,243,476)	(56,679,571)	(40,910)	(438,803)	(2,872,432)	(30,050,092)
Net increase (decrease)	(1,330,026)	(14,310,607)	221,081	2,370,674	(244,775)	(2,247,761)
Total net increase (decrease)	(951,522)	(10,205,179)	273,728	2,934,218	467,532	5,247,959

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.74		$10.64		$10.08		$10.17		$9.84		$10.01
Income from investment operations:
Net investment income	0.30		0.03		0.33		0.35		0.34		0.37
Net realized and unrealized gain (loss)	0.15		0.10		0.56		(0.09)		0.33		(0.17)
Total from investment operations	0.45		0.13		0.89		0.26		0.67		0.20
Less distributions to shareholders:
Net investment income	(0.30)		(0.03)		(0.33)		(0.35)		(0.34)		(0.37)
Total distributions to shareholders	(0.30)		(0.03)		(0.33)		(0.35)		(0.34)		(0.37)
Net asset value, end of period	$10.89		$10.74		$10.64		$10.08		$10.17		$9.84
Total return	4.28%		1.18%		8.97%		2.54%		6.91%		2.09%
Ratios to average net assets(b)
Total gross expenses	0.97%		0.99	%(c)	1.04%		0.95%		0.91%		0.88%
Total net expenses(d)	0.81	%(e)	0.79	%(c)	0.79	%(e)	0.80	%(e)	0.78	%(e)	0.75	%(e)
Net investment income	2.81%		2.95	%(c)	3.16%		3.41%		3.39%		3.76%
Supplemental data
Net assets, end of period (in thousands)	$27,743		$24,707		$24,748		$18,513		$24,126		$23,865
Portfolio turnover	14%		0%		9%		15%		16%		21%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class B	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.75		$10.65		$10.08		$10.18		$9.85		$10.01
Income from investment operations:
Net investment income	0.22		0.02		0.25		0.27		0.27		0.30
Net realized and unrealized gain (loss)	0.14		0.10		0.58		(0.09)		0.33		(0.16)
Total from investment operations	0.36		0.12		0.83		0.18		0.60		0.14
Less distributions to shareholders:
Net investment income	(0.22)		(0.02)		(0.26)		(0.28)		(0.27)		(0.30)
Total distributions to shareholders	(0.22)		(0.02)		(0.26)		(0.28)		(0.27)		(0.30)
Net asset value, end of period	$10.89		$10.75		$10.65		$10.08		$10.18		$9.85
Total return	3.41%		1.12%		8.25%		1.70%		6.12%		1.43%
Ratios to average net assets(b)
Total gross expenses	1.72%		1.74	%(c)	1.84%		1.70%		1.66%		1.63%
Total net expenses(d)	1.55	%(e)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)	1.50	%(e)
Net investment income	2.07%		2.20	%(c)	2.43%		2.65%		2.64%		3.03%
Supplemental data
Net assets, end of period (in thousands)	$113		$155		$154		$246		$1,175		$1,978
Portfolio turnover	14%		0%		9%		15%		16%		21%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.75		$10.65		$10.08		$10.18		$9.85		$10.01
Income from investment operations:
Net investment income	0.22		0.02		0.25		0.27		0.27		0.30
Net realized and unrealized gain (loss)	0.14		0.10		0.58		(0.10)		0.33		(0.16)
Total from investment operations	0.36		0.12		0.83		0.17		0.60		0.14
Less distributions to shareholders:
Net investment income	(0.22)		(0.02)		(0.26)		(0.27)		(0.27)		(0.30)
Total distributions to shareholders	(0.22)		(0.02)		(0.26)		(0.27)		(0.27)		(0.30)
Net asset value, end of period	$10.89		$10.75		$10.65		$10.08		$10.18		$9.85
Total return	3.41%		1.12%		8.27%		1.68%		6.11%		1.43%
Ratios to average net assets(b)
Total gross expenses	1.72%		1.73	%(c)	1.78%		1.70%		1.66%		1.63%
Total net expenses(d)	1.55	%(e)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)	1.50	%(e)
Net investment income	2.06%		2.19	%(c)	2.41%		2.65%		2.63%		3.02%
Supplemental data
Net assets, end of period (in thousands)	$15,694		$14,041		$13,093		$10,031		$9,300		$6,146
Portfolio turnover	14%		0%		9%		15%		16%		21%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$10.80
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	0.08
Total from investment operations	0.12
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$10.88
Total return	1.09%
Ratios to average net assets(b)
Total gross expenses	0.58	%(c)
Total net expenses(d)	0.53	%(c)
Net investment income	3.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	14%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.75		$10.65		$10.08		$10.18		$9.84		$10.01
Income from investment operations:
Net investment income	0.33		0.03		0.36		0.38		0.37		0.40
Net realized and unrealized gain (loss)	0.14		0.10		0.57		(0.10)		0.34		(0.17)
Total from investment operations	0.47		0.13		0.93		0.28		0.71		0.23
Less distributions to shareholders:
Net investment income	(0.33)		(0.03)		(0.36)		(0.38)		(0.37)		(0.40)
Total distributions to shareholders	(0.33)		(0.03)		(0.36)		(0.38)		(0.37)		(0.40)
Net asset value, end of period	$10.89		$10.75		$10.65		$10.08		$10.18		$9.84
Total return	4.45%		1.20%		9.33%		2.70%		7.28%		2.34%
Ratios to average net assets(b)
Total gross expenses	0.72%		0.73	%(c)	0.78%		0.70%		0.66%		0.63%
Total net expenses(d)	0.55	%(e)	0.54	%(c)	0.54	%(e)	0.55	%(e)	0.53	%(e)	0.50	%(e)
Net investment income	3.06%		3.20	%(c)	3.42%		3.65%		3.64%		4.03%
Supplemental data
Net assets, end of period (in thousands)	$122,578		$135,227		$131,663		$127,101		$150,971		$172,604
Portfolio turnover	14%		0%		9%		15%		16%		21%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia South Carolina Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts,
Annual Report 2013
23

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended April 30, 2013, other expenses paid to this company were $1,568.

Annual Report 2013
24

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4*	0.10
Class Z	0.19

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $100,567 for Class A and $1,625 for Class C shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2013
25

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through August 31, 2013		Prior to August 1, 2012
Class A	0.81%		0.79%
Class B	1.56		1.54
Class C	1.56		1.54
Class R4	0.56	*	—
Class Z	0.56		0.54

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for capital loss carryforwards and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(44)
Accumulated net realized gain	44

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$14,440	$1,513	$195,420
Tax-exempt income	4,928,040	431,777	5,103,436
Total	$4,942,480	$433,290	$5,298,856

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,595,697
Undistributed accumulated long-term gain	56,158
Unrealized appreciation	13,863,149

At April 30, 2013, the cost of investments for federal income tax purposes was $153,175,396 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$13,916,312
Unrealized depreciation	(53,163)
Net unrealized appreciation	$13,863,149

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended April 30, 2013, $756,192 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $22,860,128 and $27,543,556, respectively, for the year ended April 30, 2013.

Annual Report 2013
26

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Note 6. Shareholder Concentration

At April 30, 2013, one unaffiliated shareholder account owned 71.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise

Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
27

Columbia South Carolina Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia South Carolina Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia South Carolina Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

Annual Report 2013
28

Columbia South Carolina Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns

Tax Designations:

Capital Gain Dividend	$58,966
Exempt-Interest Dividends	99.71%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
29

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

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Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
31

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

184

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
32

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
33

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008- November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
34

Columbia South Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia South Carolina Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm (the Independent Consultant) to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Service Agreement, the Independent Trustees

Annual Report 2013
35

Columbia South Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services Agreement (continued)

also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
36

Columbia South Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
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Annual Report 2013
40

Columbia South Carolina Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia South Carolina Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN231_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia Virginia Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Virginia Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Virginia Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Approval of Investment Management Services Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Virginia Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Virginia Intermediate Municipal Bond Fund (the Fund) Class A shares returned 3.49% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.35% for the same 12-month period.

>  The Fund had more exposure than the index to bonds in the two highest quality categories. This hampered performance as lower quality securities were the best performers during the fiscal year.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/05/89
Excluding sales charges		3.49	4.82	3.78
Including sales charges		0.09	4.12	3.44
Class B	06/07/93
Excluding sales charges		2.62	4.02	3.01
Including sales charges		-0.38	4.02	3.01
Class C	06/17/92
Excluding sales charges		2.63	4.04	3.01
Including sales charges		1.63	4.04	3.01
Class R4*	03/19/13	3.66	5.06	4.03
Class Z	09/20/89	3.75	5.08	4.04
Barclays 3-15 Year Blend Municipal Bond Index		4.35	5.91	4.85

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Virginia Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Virginia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Virginia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 3.49% excluding sales charges. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.35% for the same 12-month period. The Fund had more exposure than the index to bonds in the two highest quality categories. This hampered performance, as lower quality securities were the best performers during the fiscal year.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) weighed on the global economy throughout the 12-month period ended April 30, 2013. Late in the period, the sequester clouded consumer confidence in the United States, even though it has had little material impact on the economy to date. However, a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other volatile assets as central banks continued to pour liquidity into key markets.

Municipal Market Generates Solid Returns

The U.S. municipal bond market delivered modest, but solid, returns for the 12-month period. Yields fell across all maturities, rallying strongly after the November presidential election. The market sold off in December, but the retreat was short lived, as weaker economic numbers early in 2013 sent fixed-income investors back to the relative safety of the municipal market. At year end, municipal yields were eight, 18 and 25 basis points lower for five-, 10- and 15-year maturities compared to one year ago. Higher quality bonds generally underperformed lower quality bonds. Pre-refunded bonds, which are higher quality and generally shorter in maturity, were the weakest sector among municipals. A pre-refunded bond is created when an issuer refinances existing debt at a lower rate. Hospital bonds were generally the strongest performers. Local general obligation bonds outperformed state general obligation bonds by a small margin. For the second consecutive year, rating agencies issued more downgrades than upgrades in the overall municipal market, as a lackluster economy continued to pressure issuers.

Higher Quality Orientation Limited Results

Faced with a limited supply of municipal bonds in Virginia, we took steps where we could to bolster the Fund's return. We extended the Fund's average maturity and duration, a measure of interest rate sensitivity, early in the period in an attempt to generate additional yield. Exposure to BBB-rated bonds aided returns, but the combined effect was not enough to offset the impact of the Fund's allocation to the very highest rated bonds, which underperformed during the period. Local general obligation bonds (GOs), which are mostly rated AA or better, were a drag on performance. They account for over 20% of the Fund's

Portfolio Management

Brian McGreevy

Annual Report 2013
4

Columbia Virginia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

assets. We did well to limit exposure to Virginia state GOs, which are rated AAA and trade with very little, if any, extra yield.

Hospital and transportation issues were the strongest performers for the Fund. Several transportation issues are toll roads or airports and carry lower ratings, which added to income as well as to returns. Special tax bonds that were longer than average in duration also added to performance.

During the period, we decreased the Fund's exposure to bonds in the zero to three-year maturity range and added bonds that were 10 years or longer, including several toll road issues, a few local GOs and several hospital issues. In addition, we were able to increase the Fund's exposure to non-rated issuers which added yield and, in our view, represented good value. We also added BBB rated bonds from the U.S. Virgin Islands, which are also tax exempt in Virginia. We believed these bonds offered better relative value than Puerto Rico issues, to which we have reduced exposure because of ongoing weakness within the area. Puerto Rico was by far the weakest state index over the 12-month period.

Sequester a Drag on Expansion in Virginia

The Virginia economy is expanding, albeit at a below-average pace as federal austerity weighs on growth and sequestration cuts will have a significant impact on the Commonwealth's defense industry, concentrated in Northern Virginia and Virginia Beach, and procurement spending. However, an investment in transportation maintenance and construction are expected to have a positive impact on the economy over the longer term. The increased spending on transportation is expected to be fully offset by higher tax revenues; reduced congestion is another positive result of this effort. Despite its dependence on the federal government, Virginia benefits from being a desirable place to do business, which is a positive factor for job growth.

Looking Ahead

In this environment, we expect to emphasize the quality, sector and maturity profile of the Fund versus its benchmarks, and we expect to seek out issues rated A and BBB across sectors that mature in 10-14 years as, in our opinion, they are currently attractive. With a seasoned staff of credit professionals, we believe we are currently well positioned to discover value opportunities that offer incremental yield and appropriate fundamentals among Virginia municipal bonds.

Quality Breakdown (%) (at April 30, 2013)
AAA rating	16.4
AA rating	53.0
A rating	14.9
BBB rating	12.1
Not rated	3.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
5

Columbia Virginia Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.00		1,020.78	4.04		4.06	0.81
Class B	1,000.00	1,000.00	1,009.20		1,017.06	7.77		7.80	1.56
Class C	1,000.00	1,000.00	1,009.20		1,017.06	7.77		7.80	1.56
Class R4	1,000.00	1,000.00	1,011.20	*	1,022.22	0.59	*	2.61	0.52 *
Class Z	1,000.00	1,000.00	1,014.20		1,022.02	2.80		2.81	0.56

*For the period March 19, 2013 through April 30, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.2%
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2010F-1 10/01/21	5.000%	1,000,000	1,241,450
Revenue Bonds Series 2009B 10/01/21	5.000%	3,000,000	3,630,450
Series 2009C 10/01/23	5.000%	3,000,000	3,545,640
Series 2010A 10/01/23	5.000%	2,475,000	3,008,808
10/01/27	5.000%	1,515,000	1,795,154
Norfolk Airport Authority Refunding Revenue Bonds Series 2011 (AGM) 07/01/24	5.000%	1,000,000	1,162,400
Total			14,383,902
Higher Education 5.2%
Amherst Industrial Development Authority Refunding Revenue Bonds Educational Facilities Sweet Briar Institute Series 2006 09/01/26	5.000%	1,000,000	1,052,920
Lexington Industrial Development Authority Revenue Bonds VMI Development Board, Inc. Project Series 2006A(a) 12/01/20	5.000%	1,400,000	1,767,626
Virginia College Building Authority Refunding Revenue Bonds University of Richmond Project Series 2011A 03/01/22	5.000%	1,245,000	1,548,357
Series 2011B 03/01/21	5.000%	2,250,000	2,822,040
Revenue Bonds Liberty University Projects Series 2010 03/01/19	5.000%	1,000,000	1,212,550
03/01/22	5.000%	1,455,000	1,729,544
03/01/23	5.000%	2,000,000	2,344,840
Roanoke College Series 2007 04/01/23	5.000%	1,000,000	1,142,820
Washington & Lee University Project Series 1998 (NPFGC) 01/01/26	5.250%	3,115,000	3,975,238
Total			17,595,935

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 9.3%
Augusta County Industrial Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003 09/01/19	5.250%	905,000	1,089,140
Chesapeake Hospital Authority Refunding Revenue Bonds Chesapeake General Hospital Series 2004A 07/01/18	5.250%	1,500,000	1,597,515
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health System Project Series 1993 08/15/19	5.250%	1,000,000	1,178,280
Series 1993I (NPFGC) 08/15/19	5.250%	1,000,000	1,147,880
Revenue Bonds Health Care-Inova Health System Series 2012-D 05/15/29	4.000%	2,500,000	2,676,200
Inova Health System Series 2009C 05/15/25	5.000%	1,000,000	1,144,960
Fredericksburg Economic Development Authority Refunding Revenue Bonds MediCorp Health Systems Obligation Series 2007 06/15/18	5.250%	1,000,000	1,158,890
06/15/20	5.250%	6,495,000	7,820,500
Norfolk Economic Development Authority Refunding Revenue Bonds Sentara Healthcare Series 2012B 11/01/27	5.000%	1,735,000	2,057,381
Prince William County Industrial Development Authority Refunding Revenue Bonds Novant Health Obligation Group Series 2013B(b) 11/01/25	5.000%	1,000,000	1,181,830
Roanoke Economic Development Authority Refunding Revenue Bonds Carolina Clinic Obligation Series 2010 07/01/25	5.000%	3,500,000	3,960,460
Revenue Bonds Carilion Clinic Obligation Group Series 2012 07/01/22	5.000%	2,000,000	2,401,980
07/01/23	5.000%	1,000,000	1,191,060

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Small Business Financing Authority Refunding Revenue Bonds Sentara Healthcare Series 2010 11/01/16	4.000%	1,000,000	1,109,080
Revenue Bonds Wellmont Health System Project Series 2007A 09/01/22	5.125%	710,000	769,086
Winchester Industrial Development Authority Revenue Bonds Valley Health System Series 2007 01/01/26	5.000%	1,250,000	1,383,875
Total			31,868,117
Investor Owned 1.1%
Chesterfield County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Series 2009A 05/01/23	5.000%	2,000,000	2,325,960
York County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Series 2009A(a) 05/01/33	4.050%	1,300,000	1,338,714
Total			3,664,674
Local Appropriation 7.1%
Appomattox County Economic Development Authority Refunding Revenue Bonds Series 2010 05/01/22	5.000%	1,490,000	1,772,564
Arlington County Industrial Development Authority Revenue Bonds Virginia Capital Project Series 2004 08/01/17	5.000%	1,205,000	1,276,023
08/01/18	5.000%	1,205,000	1,275,709
Bedford County Economic Development Authority Revenue Bonds Public Facilities Project Series 2006 (NPFGC) 05/01/15	5.000%	1,230,000	1,334,759
Fairfax County Economic Development Authority Revenue Bonds Government Center Properties Series 2003F (AMBAC) 05/15/15	5.000%	5,000,000	5,454,650
School Board Center Administration Building Project I Series 2005A 04/01/19	5.000%	1,380,000	1,498,487

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Six Public Facilities Projects Series 2010 04/01/24	4.000%	1,340,000	1,479,239
Henrico County Economic Development Authority Refunding Revenue Bonds Series 2009B 08/01/21	4.500%	1,770,000	2,092,423
James City County Economic Development Authority Revenue Bonds Public Facilities Projects Series 2006 (AGM) 06/15/23	5.000%	2,000,000	2,316,800
Montgomery County Industrial Development Authority Revenue Bonds Public Projects Series 2008 02/01/29	5.000%	1,000,000	1,097,690
New Kent County Economic Development Authority Revenue Bonds School & Governmental Projects Series 2006 (AGM) 02/01/15	5.000%	1,000,000	1,077,350
02/01/21	5.000%	2,075,000	2,366,870
Prince William County Industrial Development Authority Refunding Revenue Bonds ATCC Project Series 2005 02/01/17	5.250%	1,115,000	1,303,914
Total			24,346,478
Local General Obligation 20.2%
City of Colonial Heights Unlimited General Obligation Refunding & Public Improvement Bonds Series 2012 06/01/21	4.000%	1,025,000	1,214,461
City of Hampton Limited General Obligation Refunding & Public Improvement Bonds Series 2010A 01/15/19	4.000%	2,000,000	2,337,380
City of Lynchburg Unlimited General Obligation Public Improvement Bonds Series 2009A 08/01/20	5.000%	525,000	646,123
08/01/21	5.000%	530,000	644,491
City of Manassas Park Unlimited General Obligation Refunding Bonds Series 2008 (AGM) 01/01/22	5.000%	1,205,000	1,397,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Newport News Unlimited General Obligation Improvement Bonds Series 2011A 07/01/23	5.000%	1,380,000	1,670,600
Unlimited General Obligation Refunding Bonds Improvement-Water Series 2007B 07/01/20	5.250%	2,000,000	2,542,260
Series 2006B 02/01/18	5.250%	3,030,000	3,647,817
City of Norfolk Unlimited General Obligation Bonds Capital Improvement Series 2012C 10/01/28	5.000%	3,000,000	3,535,770
Unlimited General Obligation Refunding Bonds Capital Improvement Series 2005 (NPFGC) 03/01/15	5.000%	4,000,000	4,339,600
City of Portsmouth Unlimited General Obligation Refunding Bonds Public Utilities Series 2012A 07/15/21	5.000%	3,000,000	3,782,910
Series 2003 (AGM) 07/01/17	5.000%	2,035,000	2,146,559
07/01/19	5.000%	1,895,000	1,998,429
Series 2006A (NPFGC) 07/01/16	5.000%	660,000	751,476
City of Richmond Unlimited General Obligation Bonds Public Improvement Series 2012A 03/01/29	5.000%	4,510,000	5,363,382
Unlimited General Obligation Public Improvement Bonds Series 2010D 07/15/22	5.000%	575,000	714,639
07/15/24	5.000%	1,000,000	1,238,990
Unlimited General Obligation Refunding Public Improvement Bonds Series 2005A (AGM) 07/15/15	5.000%	5,340,000	5,880,355
City of Virginia Beach Unlimited General Obligation Refunding & Public Improvement Bonds Series 2004B 05/01/17	5.000%	1,000,000	1,151,050
County of Arlington Unlimited General Obligation Bonds Series 2012C 08/15/27	4.000%	3,000,000	3,376,350
Unlimited General Obligation Refunding Bonds Public Improvement Series 2006 08/01/17	5.000%	2,400,000	2,742,144

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012A 08/01/22	5.000%	3,000,000	3,882,930
County of Fairfax Unlimited General Obligation Refunding Bonds Public Improvement Series 2011A 04/01/24	4.000%	2,000,000	2,313,400
County of Fauquier Unlimited General Obligation Refunding Bonds School Series 2012 07/15/21	4.000%	1,000,000	1,186,020
County of Pittsylvania Unlimited General Obligation Bonds Series 2008B 02/01/23	5.500%	1,030,000	1,224,526
County of Prince William Unlimited General Obligation Refunding & Public Improvements Bonds Series 2012A 08/01/21	4.000%	2,815,000	3,385,572
County of Smyth Unlimited General Obligation Bonds Public Improvement Series 2011A 11/01/31	5.000%	4,000,000	4,635,520
Town of Leesburg Unlimited General Obligation Refunding Bonds Series 2006B 09/15/17	5.000%	1,145,000	1,352,165
Total			69,102,357
Other Bond Issue 2.1%
City of Norfolk Refunding Revenue Bonds Series 2005A (NPFGC) 02/01/21	5.000%	5,170,000	5,373,646
Virginia Beach Development Authority Revenue Bonds Series 2010C 08/01/23	5.000%	1,380,000	1,661,451
Total			7,035,097
Other Industrial Development Bond 0.6%
Peninsula Ports Authority Refunding Revenue Bonds Dominion Term Association Project Series 2003(a) 10/01/33	2.375%	2,000,000	2,049,340

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool/Bond Bank 15.6%
Virginia Public School Authority Refunding Revenue Bonds School Financing Series 2004C 08/01/16	5.000%	7,425,000	8,491,230
Series 2009C 08/01/25	4.000%	2,560,000	2,816,230
Virginia Resources Authority Refunding Revenue Bonds Revolving Fund Series 2011A 08/01/24	5.000%	1,395,000	1,713,674
Subordinated State Revolving Fund Series 2005 10/01/19	5.500%	5,180,000	6,599,942
10/01/20	5.500%	3,500,000	4,547,935
10/01/21	5.500%	6,475,000	8,513,330
Revenue Bonds Pooled Financing Series 2009B 11/01/18	4.000%	4,000,000	4,665,000
Pooled Moral Obligation Series 2009B 11/01/18	4.000%	1,000,000	1,159,250
State Moral Obligation - Virginia Pooled Series 2012 11/01/22	4.000%	2,040,000	2,412,769
11/01/25	5.000%	2,795,000	3,453,782
State Revolving Fund Series 2009 10/01/17	5.000%	1,380,000	1,638,446
Subordinated State Revolving Fund Series 2008 10/01/29	5.000%	5,000,000	5,795,250
Unrefunded Revenue Bonds Senior Series 2005-VA 11/01/18	5.000%	540,000	601,268
Subordinated Series 2003-VA 11/01/19	5.000%	865,000	885,388
Total			53,293,494
Ports 0.4%
Virginia Port Authority Revenue Bonds Series 2003 (NPFGC) AMT(c) 07/01/15	5.125%	1,430,000	1,455,783
Refunded/Escrowed 5.8%
City of Hampton Prerefunded 04/01/15 Unlimited General Obligation Public Improvement Bonds Series 2005A (NPFGC/FGIC) 04/01/18	5.000%	1,500,000	1,633,470

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Portsmouth Unlimited General Obligation Bonds Series 2006 Escrowed to Maturity (NPFGC) 07/01/16	5.000%	340,000	387,933
County of Arlington Prerefunded 08/01/16 Unlimited General Obligation Public Improvement Bonds Series 2006 08/01/17	5.000%	1,600,000	1,831,264
County of Henrico Prerefunded 12/01/18 Unlimited General Obligation Public Improvement Bonds Series 2008A 12/01/21	5.000%	1,000,000	1,232,120
County of Prince William Certificate of Participation Prince William County Facilities Series 2006A (AMBAC) 09/01/17	5.000%	800,000	918,472
09/01/21	5.000%	1,625,000	1,865,646
Fairfax County Economic Development Authority Prerefunded 01/15/15 Revenue Bonds Fairfax Public Improvement Projects Series 2005 01/15/24	5.000%	2,315,000	2,496,427
Newport News Economic Development Authority Prerefunded 01/15/16 Revenue Bonds Series 2005A 01/15/23	5.250%	1,510,000	1,704,277
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 Escrowed to Maturity (NPFGC/FGIC) 07/15/17	5.250%	530,000	592,625
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005 06/01/26	5.500%	2,000,000	2,125,660
Virginia Beach Development Authority Prerefunded 05/01/15 Revenue Bonds Series 2005A 05/01/21	5.000%	4,000,000	4,370,880
Virginia Resources Authority Prerefunded 11/01/13 Revenue Bonds Subordinated Series 2003-VA 11/01/19	5.000%	125,000	127,947
11/01/19	5.000%	110,000	112,594
Prerefunded 11/01/15 Revenue Bonds Senior Series 2005-VA 11/01/18	5.000%	490,000	545,380
Total			19,944,695

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 2.7%
Albermarle County Economic Development Authority Revenue Bonds Westminster-Canterbury of the Blue Ridge Series 2012 01/01/32	4.625%	2,000,000	2,011,520
Fairfax County Economic Development Authority Refunding Revenue Bonds Retirement-Greenspring Series 2006A 10/01/26	4.750%	2,000,000	2,107,560
Revenue Bonds Goodwin House, Inc. Series 2007 10/01/22	5.000%	2,500,000	2,741,800
Hanover County Economic Development Authority Revenue Bonds Covenant Woods Series 2012-A 07/01/22	4.000%	1,320,000	1,306,945
Henrico County Economic Development Authority Refunding Revenue Bonds Westminster Canterbury Corp. Series 2006 10/01/21	5.000%	1,000,000	1,026,810
Total			9,194,635
Special Non Property Tax 6.2%
Greater Richmond Convention Center Authority Refunding Revenue Bonds Series 2005 (NPFGC) 06/15/15	5.000%	2,480,000	2,686,510
06/15/18	5.000%	3,800,000	4,084,316
06/15/25	5.000%	3,000,000	3,260,520
Puerto Rico Infrastructure Financing Authority Refunding Revenue Bonds Series 2005C (FGIC)(d) 07/01/19	5.500%	2,500,000	2,682,625
Reynolds Crossing Community Development Authority Special Assessment Bonds Reynolds Crossing Project Series 2007 03/01/21	5.100%	554,000	563,712
Shops at White Oak Village Community Development Authority (The) Special Assessment Bonds Series 2007 03/01/17	5.300%	1,677,000	1,796,838
Territory of Guam Revenue Bonds Series 2011A(d) 01/01/31	5.000%	850,000	953,369

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Islands Public Finance Authority(d) Revenue Bonds Matching Fund Loan Notes Series 2012-A 10/01/32	5.000%	2,210,000	2,470,227
Senior Lien-Matching Fund Loan Note Series 2010A 10/01/25	5.000%	2,450,000	2,785,919
Total			21,284,036
Special Property Tax 4.1%
Dullles Town Center Community Development Authority Refunding Special Assessment Bonds Dulles Town Center Project Series 2012 03/01/23	4.000%	1,000,000	982,390
Fairfax County Economic Development Authority Special Tax Bonds Silver Line Phase I Project Series 2011 04/01/19	5.000%	4,315,000	5,246,565
04/01/26	5.000%	4,185,000	4,893,730
Marquis Community Development Authority of York County(e)(f) Tax Allocation Bonds Series 2007C 09/01/41	0.000%	3,164,000	362,658
Marquis Community Development Authority of York County(f) Tax Allocation Bonds Series 2007B 09/01/41	5.625%	2,084,000	1,888,854
Virginia Gateway Community Development Authority Refunding Special Assessment Bonds Series 2012 03/01/25	5.000%	690,000	732,456
Total			14,106,653
State Appropriated 3.2%
Virginia Public Building Authority Revenue Bonds Public Facility Series 2006B 08/01/26	4.500%	2,000,000	2,134,380
Series 2006A 08/01/15	5.000%	4,775,000	5,270,884
Virginia Public School Authority Refunding Revenue Bonds School Financing 1997 Series 2012 08/01/26	4.000%	3,000,000	3,371,790
Total			10,777,054

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 0.3%
Puerto Rico Public Buildings Authority Revenue Bonds Government Facilities Series 2007N(d) 07/01/24	5.500%	1,000,000	1,019,480
Turnpike/Bridge/Toll Road 4.0%
Chesapeake Bay Bridge & Tunnel District Refunding Revenue Bonds General Resolution Series 1998 (NPFGC) 07/01/25	5.500%	4,000,000	4,752,120
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/25	4.000%	2,100,000	2,242,191
07/15/26	4.000%	1,400,000	1,473,122
07/15/27	5.000%	1,000,000	1,126,320
Metropolitan Washington Airports Authority Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM)(e) 10/01/23	0.000%	5,000,000	3,375,150
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 (NPFGC/FGIC) 07/15/17	5.250%	470,000	503,257
Total			13,472,160
Water & Sewer 5.8%
City of Newport News Revenue Bonds Series 2007 (AGM) 06/01/19	5.000%	1,035,000	1,197,609
City of Norfolk Water Refunding Revenue Bonds Series 2012 11/01/19	5.000%	1,000,000	1,238,180
City of Richmond Revenue Bonds Series 2007 (AGM) 01/15/21	4.500%	1,000,000	1,122,280

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Spotsylvania Revenue Bonds Series 2007 (AGM) 06/01/19	5.000%	1,030,000	1,200,362
Fairfax County Water Authority Refunding Revenue Bonds Subordinated Series 2005B 04/01/19	5.250%	1,835,000	2,292,979
Hampton Roads Sanitation District Revenue Bonds Series 2008 04/01/22	5.000%	1,000,000	1,182,870
04/01/24	5.000%	3,000,000	3,517,230
Series 2011 11/01/24	5.000%	1,750,000	2,103,885
11/01/25	5.000%	1,380,000	1,647,665
Upper Occoquan Sewage Authority Refunding Revenue Bonds Series 2005 (AGM) 07/01/21	5.000%	2,640,000	2,897,215
Revenue Bonds Series 1995A (NPFGC) 07/01/20	5.150%	1,295,000	1,552,938
Total			19,953,213
Total Municipal Bonds (Cost: $307,997,869)			334,547,103

Money Market Funds 1.6%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.000%(g)	5,491,797	5,491,797
Total Money Market Funds (Cost: $5,491,797)		5,491,797
Total Investments (Cost: $313,489,666)		340,038,900
Other Assets & Liabilities, Net		1,741,143
Net Assets		341,780,043

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  Income from this security may be subject to alternative minimum tax.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2013, the value of these securities amounted to $9,911,620 or 2.90% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Notes to Portfolio of Investments (continued)

(e)  Zero coupon bond.

(f)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2013 was $2,251,512, representing 0.66% of net assets. Information concerning such security holdings at April 30, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Marquis Community Development Authority of York County Tax Allocation Bonds Series 2007B 5.625% 09/01/41	11/30/07	2,084,000
Marquis Community Development Authority of York County Tax Allocation Bonds Series 2007C 0.000% 09/01/41	11/30/07	801,098

(g)  The rate shown is the seven-day current annualized yield at April 30, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	334,547,103	—	334,547,103
Total Bonds	—	334,547,103	—	334,547,103
Other
Money Market Funds	5,491,797	—	—	5,491,797
Total Other	5,491,797	—	—	5,491,797
Total	5,491,797	334,547,103	—	340,038,900

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
(identified cost $313,489,666)	$340,038,900
Receivable for:
Capital shares sold	296,153
Interest	3,663,785
Expense reimbursement due from Investment Manager	1,037
Prepaid expenses	1,003
Total assets	344,000,878
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,176,640
Capital shares purchased	44,308
Dividend distributions to shareholders	806,377
Investment management fees	3,741
Distribution and/or service fees	530
Transfer agent fees	57,867
Administration fees	642
Compensation of board members	97,505
Other expenses	33,225
Total liabilities	2,220,835
Net assets applicable to outstanding capital stock	$341,780,043
Represented by
Paid-in capital	$312,879,576
Undistributed net investment income	851,335
Accumulated net realized gain	1,499,898
Unrealized appreciation (depreciation) on:
Investments	26,549,234
Total — representing net assets applicable to outstanding capital stock	$341,780,043

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$55,003,221
Shares outstanding	4,767,453
Net asset value per share	$11.54
Maximum offering price per share(a)	$11.93
Class B
Net assets	$47,364
Shares outstanding	4,104
Net asset value per share	$11.54
Class C
Net assets	$5,601,074
Shares outstanding	485,293
Net asset value per share	$11.54
Class R4
Net assets	$2,527
Shares outstanding	219
Net asset value per share(b)	$11.52
Class Z
Net assets	$281,125,857
Shares outstanding	24,369,379
Net asset value per share	$11.54

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends	$772
Interest	12,449,102
Total income	12,449,874
Expenses:
Investment management fees	1,426,979
Distribution and/or service fees
Class A	135,828
Class B	1,183
Class C	51,861
Transfer agent fees
Class A	106,408
Class B	231
Class C	10,152
Class Z	582,104
Administration fees	244,361
Compensation of board members	32,616
Custodian fees	2,578
Printing and postage fees	47,761
Registration fees	2,236
Professional fees	36,804
Other	14,693
Total expenses	2,695,795
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(523,516)
Expense reductions	(20)
Total net expenses	2,172,259
Net investment income	10,277,615
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,271,676
Net realized gain	2,271,676
Net change in unrealized appreciation (depreciation) on:
Investments	231,117
Net change in unrealized appreciation (depreciation)	231,117
Net realized and unrealized gain	2,502,793
Net increase in net assets resulting from operations	$12,780,408

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)	Year Ended April 30, 2012(b)	Year Ended March 31, 2012
Operations
Net investment income	$10,277,615	$1,004,428	$10,403,034
Net realized gain (loss)	2,271,676	—	(20,059)
Net change in unrealized appreciation (depreciation)	231,117	3,046,948	14,966,600
Net increase in net assets resulting from operations	12,780,408	4,051,376	25,349,575
Distributions to shareholders
Net investment income
Class A	(1,458,897)	(141,925)	(1,520,549)
Class B	(2,282)	(350)	(5,614)
Class C	(100,032)	(9,518)	(88,821)
Class R4	(8)	—	—
Class Z	(8,716,396)	(872,679)	(8,772,472)
Net realized gains
Class A	(81,116)	—	—
Class B	(174)	—	—
Class C	(7,808)	—	—
Class Z	(446,678)	—	—
Total distributions to shareholders	(10,813,391)	(1,024,472)	(10,387,456)
Increase (decrease) in net assets from capital stock activity	(27,903,080)	(171,900)	30,261,636
Total increase (decrease) in net assets	(25,936,063)	2,855,004	45,223,755
Net assets at beginning of year	367,716,106	364,861,102	319,637,347
Net assets at end of year	$341,780,043	$367,716,106	$364,861,102
Undistributed net investment income	$851,335	$851,335	$871,379

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	536,097	6,175,085	20,083	230,314	608,725	6,864,588
Distributions reinvested	54,993	634,599	4,702	53,927	41,031	463,382
Redemptions	(531,974)	(6,125,809)	(41,825)	(479,313)	(640,513)	(7,186,141)
Net increase (decrease)	59,116	683,875	(17,040)	(195,072)	9,243	141,829
Class B shares
Subscriptions	119	1,376	16	192	972	11,017
Distributions reinvested	89	1,027	15	168	193	2,167
Redemptions(c)	(10,159)	(116,758)	(1,945)	(22,251)	(21,295)	(237,861)
Net decrease	(9,951)	(114,355)	(1,914)	(21,891)	(20,130)	(224,677)
Class C shares
Subscriptions	117,832	1,361,039	1,650	18,912	150,587	1,694,920
Distributions reinvested	6,125	70,724	512	5,874	4,378	49,457
Redemptions	(47,576)	(549,358)	(9,510)	(108,742)	(65,097)	(729,025)
Net increase (decrease)	76,381	882,405	(7,348)	(83,956)	89,868	1,015,352
Class R4 shares
Subscriptions	218	2,500	—	—	—	—
Distributions reinvested	1	6	—	—	—	—
Net increase	219	2,506	—	—	—	—
Class Z shares
Subscriptions	2,244,008	25,865,539	276,412	3,163,736	6,577,650	74,757,766
Distributions reinvested	46,836	540,498	2,694	30,902	29,608	333,621
Redemptions	(4,839,666)	(55,763,548)	(267,887)	(3,065,619)	(4,068,933)	(45,762,255)
Net increase (decrease)	(2,548,822)	(29,357,511)	11,219	129,019	2,538,325	29,329,132
Total net increase (decrease)	(2,423,057)	(27,903,080)	(15,083)	(171,900)	2,617,306	30,261,636

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.47		$11.38		$10.86		$10.94		$10.57		$10.65
Income from investment operations:
Net investment income	0.31		0.03		0.33		0.34		0.35		0.37
Net realized and unrealized gain (loss)	0.09		0.09		0.52		(0.08)		0.37		(0.08)
Total from investment operations	0.40		0.12		0.85		0.26		0.72		0.29
Less distributions to shareholders:
Net investment income	(0.31)		(0.03)		(0.33)		(0.34)		(0.35)		(0.37)
Net realized gains	(0.02)		—		—		—		—		—
Total distributions to shareholders	(0.33)		(0.03)		(0.33)		(0.34)		(0.35)		(0.37)
Net asset value, end of period	$11.54		$11.47		$11.38		$10.86		$10.94		$10.57
Total return	3.49%		1.06%		7.87%		2.40%		6.83%		2.83%
Ratios to average net assets(b)
Total gross expenses	0.95%		0.94	%(c)	0.98%		0.92%		0.87%		0.86%
Total net expenses(d)	0.80	%(e)	0.79	%(c)	0.79	%(e)	0.80	%(e)	0.78	%(e)	0.75	%(e)
Net investment income	2.68%		3.04	%(c)	2.92%		3.11%		3.17%		3.54%
Supplemental data
Net assets, end of period (in thousands)	$55,003		$54,025		$53,775		$51,196		$51,857		$47,970
Portfolio turnover	11%		0%		8%		14%		12%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class B	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.48		$11.38		$10.86		$10.95		$10.57		$10.65
Income from investment operations:
Net investment income	0.22		0.02		0.25		0.26		0.27		0.29
Net realized and unrealized gain (loss)	0.08		0.10		0.51		(0.09)		0.37		(0.08)
Total from investment operations	0.30		0.12		0.76		0.17		0.64		0.21
Less distributions to shareholders:
Net investment income	(0.22)		(0.02)		(0.24)		(0.26)		(0.26)		(0.29)
Net realized gains	(0.02)		—		—		—		—		—
Total distributions to shareholders	(0.24)		(0.02)		(0.24)		(0.26)		(0.26)		(0.29)
Net asset value, end of period	$11.54		$11.48		$11.38		$10.86		$10.95		$10.57
Total return	2.62%		1.08%		7.06%		1.55%		6.14%		2.07%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.69	%(c)	1.81%		1.67%		1.62%		1.61%
Total net expenses(d)	1.55	%(e)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)	1.50	%(e)
Net investment income	1.92%		2.29	%(c)	2.19%		2.34%		2.44%		2.80%
Supplemental data
Net assets, end of period (in thousands)	$47		$161		$182		$392		$1,575		$2,220
Portfolio turnover	11%		0%		8%		14%		12%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.48		$11.38		$10.86		$10.95		$10.57		$10.65
Income from investment operations:
Net investment income	0.22		0.02		0.24		0.26		0.26		0.29
Net realized and unrealized gain (loss)	0.08		0.10		0.52		(0.09)		0.38		(0.08)
Total from investment operations	0.30		0.12		0.76		0.17		0.64		0.21
Less distributions to shareholders:
Net investment income	(0.22)		(0.02)		(0.24)		(0.26)		(0.26)		(0.29)
Net realized gains	(0.02)		—		—		—		—		—
Total distributions to shareholders	(0.24)		(0.02)		(0.24)		(0.26)		(0.26)		(0.29)
Net asset value, end of period	$11.54		$11.48		$11.38		$10.86		$10.95		$10.57
Total return	2.63%		1.08%		7.06%		1.54%		6.13%		2.07%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.70	%(c)	1.73%		1.67%		1.62%		1.61%
Total net expenses(d)	1.55	%(e)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)	1.50	%(e)
Net investment income	1.93%		2.29	%(c)	2.15%		2.35%		2.41%		2.79%
Supplemental data
Net assets, end of period (in thousands)	$5,601		$4,694		$4,739		$3,544		$2,499		$1,898
Portfolio turnover	11%		0%		8%		14%		12%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$11.43
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	0.09
Total from investment operations	0.13
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$11.52
Total return	1.12%
Ratios to average net assets(b)
Total gross expenses	0.56	%(c)
Total net expenses(d)	0.52	%(c)
Net investment income	2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	11%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.47		$11.38		$10.85		$10.94		$10.57		$10.65
Income from investment operations:
Net investment income	0.34		0.03		0.35		0.37		0.37		0.40
Net realized and unrealized gain (loss)	0.08		0.09		0.53		(0.09)		0.37		(0.08)
Total from investment operations	0.42		0.12		0.88		0.28		0.74		0.32
Less distributions to shareholders:
Net investment income	(0.33)		(0.03)		(0.35)		(0.37)		(0.37)		(0.40)
Net realized gains	(0.02)		—		—		—		—		—
Total distributions to shareholders	(0.35)		(0.03)		(0.35)		(0.37)		(0.37)		(0.40)
Net asset value, end of period	$11.54		$11.47		$11.38		$10.85		$10.94		$10.57
Total return	3.75%		1.08%		8.23%		2.56%		7.10%		3.09%
Ratios to average net assets(b)
Total gross expenses	0.70%		0.69	%(c)	0.73%		0.67%		0.62%		0.61%
Total net expenses(d)	0.55	%(e)	0.54	%(c)	0.54	%(e)	0.55	%(e)	0.53	%(e)	0.50	%(e)
Net investment income	2.93%		3.29	%(c)	3.16%		3.36%		3.42%		3.80%
Supplemental data
Net assets, end of period (in thousands)	$281,126		$308,836		$306,166		$264,505		$278,479		$267,576
Portfolio turnover	11%		0%		8%		14%		12%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia Virginia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts,

Annual Report 2013
25

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the

Annual Report 2013
26

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Board. For the year ended April 30, 2013, other expenses paid to this company were $2,048.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4*	0.10
Class Z	0.20

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $23,248 for Class A and $121 for Class B shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2013
27

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through August 31, 2013		Prior to August 1, 2012
Class A	0.81%		0.79%
Class B	1.56		1.54
Class C	1.56		1.54
Class R4	0.56	*	—
Class Z	0.56		0.54

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for capital loss carryforwards and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$43,799	$86,305	$57,001
Tax-exempt income	10,233,816	938,167	10,330,455
Long-term capital gains	535,776	—	—
Total	$10,813,391	$1,024,472	$10,387,456

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,755,102
Undistributed accumulated long-term gain	1,499,898
Unrealized appreciation	26,549,234

At April 30, 2013, the cost of investments for federal income tax purposes was $313,489,666 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,249,245
Unrealized depreciation	(700,011)
Net unrealized appreciation	26,549,234

For the year ended April 30, 2013, $236,002 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $39,678,070 and $58,599,221, respectively, for the year ended April 30, 2013.

Annual Report 2013
28

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Note 6. Shareholder Concentration

At April 30, 2013, one unaffiliated shareholder account owned 85.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
29

Columbia Virginia Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Virginia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Virginia Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

Annual Report 2013
30

Columbia Virginia Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns

Tax Designations:

Capital Gain Dividend	$2,137,458
Exempt-Interest Dividends	99.58%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
31

Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
32

Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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33

Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup, Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

184

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
34

Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2016

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Global Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
35

Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
36

Columbia Virginia Intermediate Municipal Bond Fund

Approval of Investment Management Services

Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Virginia Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm (the Independent Consultant) to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Service Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
37

Columbia Virginia Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
38

Columbia Virginia Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
39

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Annual Report 2013
40

Columbia Virginia Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Virginia Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN239_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia California Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia California Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia California Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Approval of Investment Management Services Agreement	40
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia California Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia California Intermediate Municipal Bond Fund (the Fund) Class A shares returned 5.12% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund outperformed its primary benchmark, the Barclays 3-15 Year Blend Municipal Bond Index as well as the Barclays California 3-15 Year Blend Municipal Bond Index, which returned 4.35% and 5.01%, respectively, for the same 12-month period.

>  The Fund's emphasis on longer-intermediate maturities and overweight positions in A and BBB rated bonds gave it a performance advantage over its benchmarks.

Average Annual Total Returns (%) (for period ended April 30, 2013)

		1 Year	5 Years	10 Years
Class A	09/09/02
Excluding sales charges		5.12	5.68	4.15
Including sales charges		1.72	4.98	3.81
Class B	08/29/02
Excluding sales charges		4.34	4.90	3.38
Including sales charges		1.34	4.90	3.38
Class C	09/11/02
Excluding sales charges		4.24	4.87	3.37
Including sales charges		3.24	4.87	3.37
Class R4*	03/19/13	5.29	5.91	4.41
Class R5*	11/08/12	5.43	5.94	4.42
Class Z	08/19/02	5.29	5.91	4.41
Barclays 3-15 Year Blend Municipal Bond Index		4.35	5.91	4.85
Barclays California 3-15 Year Blend Municipal Bond Index		5.01	6.16	5.00

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

The Barclays California 3-15 Year Blend Municipal Bond Index tracks investment grade bonds issued from the state of California and its municipalities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia California Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia California Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 5.12% excluding sales charges. The Fund's primary benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 4.35% and the Fund's secondary benchmark, the Barclays California 3-15 Year Blend Municipal Bond Index, returned 5.01% for the same 12-month period in an environment that favored the lower quality investment-grade segment of the municipal market, the Fund's allocation to A and BBB rated securities was higher than the allocation in its California benchmark, which benefited performance. Exposure to bonds with maturities between eight and 12 years was also greater than the California index — and another plus for the Fund. Together, these two factors helped the Fund produce a higher yield — and a higher return — than either index.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) weighed on the global economy throughout the 12-month period ended April 30, 2013. Late in the period, the sequester clouded consumer confidence in the United States, even though it has had little material impact on the economy to date. However, a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other volatile assets as central banks continued to pour liquidity into key markets.

Municipal Market Generates Solid Returns

Against this backdrop, the U.S. municipal bond market delivered modest, but solid, returns for the 12-month period. Yields fell across the curve — a line that charts municipal bond yields for securities of comparable quality across a range of maturities from short to long, rallying strongly after the November 2012 presidential election. The market sold off in December, but the retreat was short lived, as weaker economic numbers early in 2013 sent fixed-income investors back to the relative safety of the municipal market. At year end, municipal yields were eight, 18 and 25 basis points lower for five, 10 and 15-year maturities compared to one year ago. Higher quality bonds generally underperformed lower quality bonds. Pre-refunded bonds, which are higher quality and generally shorter in maturity, were the weakest sector among municipals. A pre-refunded bond is created when an issuer refinances existing debt at a lower rate. The proceeds from the lower-yielding issue are invested in U.S. Treasury securities and used to repay the original bond on its original call date. Hospital bonds were generally the strongest performers. Local general obligation bonds outperformed state general obligation bonds by a small margin. For the second consecutive year, rating agencies issued more downgrades than upgrades in the overall municipal market, as a lackluster economy continued to pressure issuers.

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at April 30, 2013)
AAA rating	0.2
AA rating	27.9
A rating	55.9
BBB rating	12.1
Non-investment grade	1.0
Not rated	2.9
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia California Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

Lower Quality, Longer-Intermediate Maturities Aided Results

Bonds with maturities longer than 17 years and those rated A and lower were the Fund's best performers for the period. State and local general obligation bonds and transportation-related issues also benefited results. Holdings in these sectors tended to have longer maturities than their index counterparts, which helped them outperform as longer-term yields declined during the period. Bonds maturing in two years or less were the period's worst performers as they offered almost no yield at all. Because short-term rates remain low, we reduced holdings in this maturity range and expect to continue to limit the Fund's assets invested in it.

California's Recovery Broadens

Despite weakness in technology manufacturing, an increase in business costs from new environmental regulations and the impact of declining property values and pension obligations on local governments, California's economy appears to be on the mend on all fronts. Consumer spending and tourism are contributing to job gains. The housing market is improving as foreclosures decline and limited inventory drives prices higher. Tax hikes on higher income residents have helped improve the state's fiscal outlook while sequestration has the potential to weigh on California's defense industry, which is a near-term concern. Longer term, however, California's world-class educational institutions, ample foreign trade and new opportunities in distribution for major Internet companies continue to support its prospects for growth.

In this environment, we expect to continue emphasizing the quality, sector and maturity profile of the Fund versus its benchmarks. We expect to seek out issues rated A and BBB across sectors that mature in 10-14 years, while maintaining a dollar-weighted average portfolio maturity of between three and ten years, as we believe they are currently attractive. We believe the overall demand for California municipal bonds should continue to grow because of the state's high tax environment. With a seasoned staff of credit professionals, we believe we are well positioned to discover value opportunities that offer incremental yield and appropriate fundamentals in California's municipal market.

Annual Report 2013
5

Columbia California Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.50		1,021.17	3.66		3.66	0.73
Class B	1,000.00	1,000.00	1,016.70		1,017.46	7.40		7.40	1.48
Class C	1,000.00	1,000.00	1,016.70		1,017.46	7.40		7.40	1.48
Class R4	1,000.00	1,000.00	1,013.20	*	1,022.61	0.50	*	2.21	0.44	*
Class R5	1,000.00	1,000.00	1,015.70	**	1,022.86	1.85	**	1.96	0.39	**
Class Z	1,000.00	1,000.00	1,021.80		1,022.41	2.41		2.41	0.48

*For the period March 19, 2013 through April 30, 2013. Class R4 shares commenced operations on March 19, 2013.

**For the period November 8, 2012 through April 30, 2013. Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.1%
City of San Jose Revenue Bonds Series 2007B (AMBAC) 03/01/22	5.000%	1,000,000	1,102,460
County of Orange Revenue Bonds Series 2009A 07/01/25	5.250%	1,500,000	1,744,680
County of Sacramento Revenue Bonds Senior Series 2008 (AGM) 07/01/23	5.000%	1,000,000	1,165,390
San Diego County Regional Airport Authority Revenue Bonds Subordinated Series 2010A 07/01/24	5.000%	1,000,000	1,177,140
San Francisco City & County Airports Commission Refunding Revenue Bonds 2nd Series 2009C (AGM) 05/01/18	5.000%	1,825,000	2,187,974
Revenue Bonds Series 2011G 05/01/26	5.250%	2,000,000	2,412,260
Total			9,789,904
Higher Education 6.0%
California Educational Facilities Authority Revenue Bonds California Lutheran University Series 2008 10/01/21	5.250%	1,500,000	1,694,430
Pitzer College Series 2005A 04/01/25	5.000%	1,270,000	1,350,048
Series 2009 04/01/19	5.000%	1,610,000	1,900,798
University Southern California Series 2009C 10/01/24	5.250%	3,000,000	3,992,760
California Municipal Finance Authority Revenue Bonds Biola University Series 2013 10/01/24	5.000%	505,000	594,415
10/01/28	5.000%	840,000	957,861
California State Public Works Board Refunding Revenue Bonds California State University Series 2006A (NPFGC/FGIC) 10/01/16	5.000%	1,000,000	1,141,470

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds University California Institute Project Series 2005C 04/01/16	5.000%	1,000,000	1,086,910
Various University of California Projects Series 2005D 05/01/15	5.000%	1,000,000	1,091,260
California State University Revenue Bonds Systemwide Series 2009A 11/01/22	5.250%	2,500,000	2,980,800
California Statewide Communities Development Authority Revenue Bonds Lancer Plaza Project Series 2013(a) 11/01/23	5.125%	1,000,000	1,000,400
University of California Revenue Bonds Series 2009O 05/15/20	5.000%	1,000,000	1,218,260
Total			19,009,412
Hospital 7.5%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Sharp Healthcare Series 2011A 08/01/24	5.250%	2,750,000	3,270,217
California Health Facilities Financing Authority Refunding Revenue Bonds Sutter Health Series 2011D 08/15/26	5.000%	2,250,000	2,665,800
Revenue Bonds Adventist Health System/West Series 2013-A 03/01/28	4.000%	2,000,000	2,106,380
Catholic Healthcare West Series 2009A 07/01/29	6.000%	1,250,000	1,515,363
Series 2009E 07/01/25	5.625%	1,500,000	1,758,915
Children's Hospital of Orange County Series 2009A 11/01/21	6.000%	2,000,000	2,505,840
City of Hope Obligation Group Series 2012-A 11/15/21	5.000%	600,000	742,950
California Statewide Communities Development Authority Revenue Bonds Health Facility Adventist Health System West Series 2005A 03/01/17	5.000%	1,000,000	1,073,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
John Muir Health Series 2006A 08/15/17	5.000%	3,000,000	3,401,430
Kaiser Permanente Series 2009A 04/01/19	5.000%	2,000,000	2,419,040
Sutter Health Series 2011A 08/15/26	5.500%	1,000,000	1,199,820
City of Newport Beach Revenue Bonds Hoag Memorial Hospital Presbyterian Series 2011 12/01/30	5.875%	1,000,000	1,250,540
Total			23,909,675
Independent Power 3.1%
Kings River Conservation District Certificate of Participation Peaking Project Series 2004 05/01/14	5.000%	3,135,000	3,269,586
Sacramento Municipal Utility District Revenue Bonds Cosumnes Project Series 2006 (NPFGC) 07/01/15	5.000%	1,000,000	1,083,150
07/01/29	5.125%	2,000,000	2,197,120
Sacramento Power Authority Refunding Revenue Bonds Series 2005 (AMBAC) 07/01/15	5.250%	3,000,000	3,281,430
Total			9,831,286
Joint Power Authority 5.8%
California Infrastructure & Economic Development Bank Revenue Bonds California Independent System Operator Series 2009A 02/01/22	5.250%	1,900,000	2,040,733
M-S-R Public Power Agency Revenue Bonds Subordinated Lien Series 2008L (AGM) 07/01/21	5.000%	2,500,000	2,917,400
Northern California Power Agency Refunding Revenue Bonds Hydroelectric Project No. 1 Series 2008C (AGM) 07/01/22	5.000%	3,000,000	3,509,130

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sacramento Municipal Utility District Refunding Revenue Bonds Series 2013B(a) 08/15/26	5.000%	1,000,000	1,216,220
Southern California Public Power Authority Refunding Revenue Bonds Sanitary Power Project Series 2005A (AGM) 01/01/18	5.000%	2,000,000	2,151,160
Series 2008A 07/01/22	5.000%	2,000,000	2,347,020
Revenue Bonds Series 1989 07/01/13	6.750%	3,000,000	3,031,380
Southern Transmission Project Series 2008 07/01/27	6.000%	1,000,000	1,200,670
Total			18,413,713
Local Appropriation 7.1%
City & County of San Francisco Certificate of Participation Multiple Capital Improvement Projects Series 2009B 04/01/24	5.000%	1,495,000	1,734,903
City of Vista Certificate of Participation Community Projects Series 2007 (NPFGC) 05/01/21	4.750%	750,000	809,257
County of Monterey Certificate of Participation Refinancing Project Series 2009 (AGM) 08/01/17	5.000%	1,000,000	1,146,630
Los Angeles Community Redevelopment Agency Revenue Bonds VT Manchester Social Services Project Series 2005 (AMBAC) 09/01/15	5.000%	1,095,000	1,195,422
Los Angeles Municipal Improvement Corp. Refunding Revenue Bonds Special Tax-Police Emergency Series 2002G (NPFGC/FGIC) 09/01/13	5.250%	1,500,000	1,525,275
Oakland Joint Powers Financing Authority Refunding Revenue Bonds Oakland Administration Buildings Series 2008B (AGM) 08/01/22	5.000%	2,000,000	2,289,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pasadena Public Financing Authority Revenue Bonds Rose Bowl Renovation Series 2010A 03/01/26	5.000%	2,500,000	2,910,625
Pico Rivera Public Financing Authority Revenue Bonds Series 2009 09/01/26	5.250%	1,085,000	1,235,609
Richmond Joint Powers Financing Authority Refunding Revenue Bonds Lease-Civic Center Project Series 2009 (AGM) 08/01/17	5.000%	1,570,000	1,786,676
Riverside Public Financing Authority Refunding Revenue Bonds Series 2012-A 11/01/28	5.000%	1,155,000	1,273,411
San Mateo Joint Powers Financing Authority Refunding Revenue Bonds Youth Services Campus Series 2008A 07/15/20	5.000%	435,000	505,748
07/15/28	5.250%	2,275,000	2,625,919
Santa Clara County Financing Authority Refunding Revenue Bonds Multiple Facilities Projects Series 2010N 05/15/17	5.000%	1,000,000	1,146,160
Ventura County Public Financing Authority Revenue Bonds Series 2013A 11/01/29	5.000%	1,000,000	1,156,250
11/01/30	5.000%	1,200,000	1,381,092
Total			22,722,097
Local General Obligation 14.8%
Burbank Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 1998B (NPFGC/FGIC)(b) 08/01/14	0.000%	3,000,000	2,977,200
City & County of San Francisco Unlimited General Obligation Bonds Earthquake Safety Series 2010E 06/15/27	5.000%	3,380,000	3,958,453
City of Los Angeles Unlimited General Obligation Bonds Series 2011A 09/01/25	5.000%	3,000,000	3,629,700

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Compton Community College District Unlimited General Obligation Refunding Bonds Series 2012 07/01/22	5.000%	2,095,000	2,428,692
Compton Unified School District(b) Unlimited General Obligation Bonds Election of 2002 - Capital Appreciation Series 2006C (AMBAC) 06/01/23	0.000%	2,025,000	1,335,852
06/01/24	0.000%	1,925,000	1,204,742
Culver City School Facilities Financing Authority Revenue Bonds Unified School District Series 2005 (AGM) 08/01/23	5.500%	1,490,000	1,965,951
East Bay Municipal Utility District Unlimited General Obligation Refunding Bonds Wastewater System Series 2003F (AMBAC) 04/01/15	5.000%	1,000,000	1,020,100
East Side Union High School District Unlimited General Obligation Refunding Bonds 2012 Crossover Series 2006 (AGM) 09/01/20	5.250%	1,280,000	1,575,885
Long Beach Community College District Unlimited General Obligation Bonds 2008 Election Series 2012-B 08/01/23	5.000%	700,000	879,095
Los Alamitos Unified School District Unlimited General Obligation Bonds School Facilities Improvement BAN Series 2011(b) 09/01/16	0.000%	2,000,000	1,933,220
Los Angeles Unified School District Unlimited General Obligation Bonds Election of 2004 Series 2006G (AMBAC) 07/01/20	5.000%	1,000,000	1,132,070
Palomar Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2006 Series 2010B(b) 08/01/22	0.000%	2,140,000	1,617,262
Rancho Santiago Community College District Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 09/01/19	5.250%	1,000,000	1,254,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rancho Santiago Community College District(b) Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM) 09/01/31	0.000%	3,785,000	1,697,951
Rescue Union School District Unlimited General Obligation Bonds Capital Appreciation-Election of 1998 Series 2005 (NPFGC)(b) 09/01/26	0.000%	1,100,000	646,382
Riverside Public Financing Authority Refunding Revenue Bonds Series 2012-A 11/01/27	5.000%	2,145,000	2,380,006
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2005 Series 2006A (NPFGC)(b) 09/01/15	0.000%	1,000,000	986,710
San Mateo Foster City School District Revenue Bonds Series 2005 (AGM) 08/15/19	5.500%	2,000,000	2,534,060
Saugus Union School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC/FGIC) 08/01/21	5.250%	2,375,000	2,955,046
Simi Valley School Financing Authority Refunding Revenue Bonds Simi Valley Unified School District Series 2007 08/01/18	5.000%	1,045,000	1,254,878
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2011 (AGM) 08/01/23	5.250%	3,000,000	3,605,070
Series 2012 08/01/27	5.000%	2,365,000	2,725,662
William S. Hart Union High School District Unlimited General Obligation Bonds 2008 Election Series 2013C 08/01/27	4.000%	1,500,000	1,639,815
Total			47,338,492
Multi-Family 1.2%
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2012 05/15/19	5.000%	1,000,000	1,171,780
05/15/20	5.000%	750,000	883,162

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds CHF-Irvine LLC-UCI East Campus Series 2008 05/15/17	5.000%	1,500,000	1,700,085
Total			3,755,027
Municipal Power 8.4%
Anaheim Public Financing Authority Revenue Bonds Distribution System Electric Series 1999 (AMBAC) 10/01/13	5.000%	1,500,000	1,527,270
California State Department of Water Resources Revenue Bonds Series 2005G-11 05/01/18	5.000%	2,000,000	2,405,020
City of Riverside Electric Revenue Bonds Series 2008D (AGM) 10/01/23	5.000%	1,000,000	1,157,380
City of Santa Clara Refunding Revenue Bonds Series 2011A 07/01/29	5.375%	1,000,000	1,180,430
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	2,000,000	2,284,760
Colton Public Financing Authority Refunding Revenue Bonds Series 2012-A 04/01/28	5.000%	1,735,000	1,978,507
Imperial Irrigation District Refunding Revenue Bonds Systems Series 2008 11/01/21	5.250%	2,500,000	2,961,175
Series 2011D 11/01/22	5.000%	2,860,000	3,475,815
11/01/23	5.000%	1,040,000	1,252,462
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2009B 07/01/23	5.250%	2,000,000	2,426,520
Subordinated Series 2007A-1 (AMBAC) 07/01/19	5.000%	1,000,000	1,177,340
Sacramento Municipal Utility District Revenue Bonds Series 2008U (AGM) 08/15/21	5.000%	1,500,000	1,770,195

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tuolumne Wind Project Authority Revenue Bonds Tuolumne Co. Project Series 2009 01/01/22	5.000%	1,000,000	1,173,480
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC) 01/01/16	5.000%	2,055,000	2,120,246
Total			26,890,600
Oil & Gas 0.6%
California Pollution Control Financing Authority Refunding Revenue Bonds BP West Coast Products LLC Series 2009(c) 12/01/46	2.600%	2,000,000	2,056,600
Other Bond Issue 0.8%
Long Beach Bond Finance Authority Refunding Revenue Bonds Aquarium of the Pacific Series 2012 11/01/27	5.000%	2,210,000	2,565,324
Ports 1.2%
Los Angeles Harbor Department Revenue Bonds Series 2009A 08/01/23	5.250%	2,000,000	2,430,520
Port of Oakland Refunding Revenue Bonds Intermediate Lien Series 2007B (NPFGC) 11/01/29	5.000%	1,165,000	1,256,348
Total			3,686,868
Prepaid Gas 0.8%
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/29	6.125%	2,000,000	2,537,880
Refunded/Escrowed 1.4%
Bay Area Toll Authority Prerefunded 04/01/16 Revenue Bonds San Francisco Bay Area Series 2006F (FHLMC/FNMA) 04/01/22	5.000%	1,100,000	1,243,286

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority Revenue Bonds Insured Episcopal Home Series 2010B Escrowed to Maturity 02/01/19	5.100%	730,000	828,389
Orange County Water District Prerefunded 08/15/13 Certificate of Participation Series 2003B (NPFGC) 08/15/17	5.375%	650,000	659,809
San Ramon Valley Unified School District Prerefunded 08/01/14 Unlimited General Obligation Bonds Election of 2002 Series 2004 (AGM) 08/01/16	5.250%	1,800,000	1,911,042
Total			4,642,526
Retirement Communities 2.4%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/24	5.375%	2,795,000	3,210,449
Revenue Bonds Casa de Las Campanas, Inc. Series 2010 09/01/15	4.000%	1,500,000	1,597,635
California Health Facilities Financing Authority Revenue Bonds Insured California Nevada-Methodist Series 2006 07/01/26	5.000%	1,000,000	1,097,370
California Statewide Communities Development Authority Refunding Revenue Bonds Episcopal Communities and Services Series 2012 05/15/27	5.000%	1,520,000	1,714,560
Total			7,620,014
Special Non Property Tax 2.0%
State of California Unlimited General Obligation Bonds Series 2004A (FGIC/NPFGC) 07/01/14	5.250%	1,000,000	1,057,860
Unlimited General Obligation Refunding Bonds Series 2009A 07/01/18	5.000%	3,000,000	3,607,350
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan-Senior Lien Series 2010A(d) 10/01/20	5.000%	1,490,000	1,733,406
Total			6,398,616

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 6.1%
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/23	5.000%	1,070,000	1,162,181
County of El Dorado Refunding Special Tax Bonds Community Facilities District No. 92-1 Series 2012 09/01/26	5.000%	630,000	710,564
09/01/27	5.000%	805,000	896,802
Culver City Redevelopment Finance Authority Refunding Tax Allocation Bonds Series 1993 (AMBAC) 11/01/14	5.500%	740,000	757,057
Fontana Public Finance Authority Tax Allocation Bonds Subordinated Lien-North Fontana Redevelopment Series 2005A (AMBAC) 10/01/20	5.000%	1,515,000	1,637,882
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC) 05/01/17	5.250%	1,425,000	1,567,101
Long Beach Bond Finance Authority Tax Allocation Bonds Industrial Redevelopment Project Areas Series 2002B (AMBAC) 11/01/19	5.500%	1,070,000	1,232,298
Oakland Redevelopment Agency Refunding Senior Tax Allocation Bonds Central District Redevelopment Series 1992 (AMBAC) 02/01/14	5.500%	685,000	699,597
Poway Unified School District Special Tax Bonds Community Facilities District No. 6-4S Ranch Series 2012 09/01/28	5.000%	1,785,000	2,061,175
09/01/29	5.000%	1,205,000	1,381,954
Redwood City Redevelopment Agency Tax Allocation Bonds Redevelopment Project Area No. 2 Series 2003A (AMBAC) 07/15/13	5.250%	1,000,000	1,007,240
San Francisco City & County Redevelopment Agency Tax Allocation Bonds San Francisco Redevelopment Projects Series 2009B 08/01/18	5.000%	1,255,000	1,404,458
Santa Clara Redevelopment Agency Tax Allocation Bonds Capital Appreciation-Bayshore North Project Series 2011(b) 06/01/14	0.000%	1,005,000	987,061

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sulphur Springs Union School District Refunding Special Tax Bonds Community Facilities District No. 2002-1-SE Series 2012 09/01/28	5.000%	1,050,000	1,158,623
09/01/29	5.000%	1,180,000	1,287,451
Tustin Community Redevelopment Agency Tax Allocation Bonds MCAS-Tustin Redevelopment Project Area Series 2010 09/01/25	5.000%	1,250,000	1,383,437
Total			19,334,881
State Appropriated 5.4%
Bay Area Infrastructure Financing Authority Revenue Bonds State Payment Acceleration Notes Series 2006 (FGIC/NPFGC) 08/01/17	5.000%	2,000,000	2,105,080
Series 2006 (XLCA) 08/01/17	5.000%	2,000,000	2,021,780
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012G 11/01/28	5.000%	3,000,000	3,433,740
Revenue Bonds Department General Services Series 2006A 04/01/28	5.000%	1,000,000	1,062,110
Department of General Services-Butterfeld State Series 2005A 06/01/15	5.000%	1,200,000	1,311,564
Various Capital Projects Series 2011A 10/01/20	5.000%	2,000,000	2,451,940
Subordinated Series 2009I-1 11/01/17	5.000%	2,000,000	2,352,960
Subordinated Series 2010A-1 03/01/22	5.250%	2,000,000	2,437,680
Total			17,176,854
State General Obligation 9.2%
Commonwealth of Puerto Rico Unlimited General Obligation Refunding Public Improvement Bonds Series 2007A (FGIC)(d) 07/01/21	5.500%	1,500,000	1,580,565
State of California Refunding Unlimited General Obligation Bonds Various Purpose Series 2012 09/01/27	4.000%	5,600,000	6,073,424
Unlimited General Obligation Bonds Series 2010 11/01/24	5.000%	5,000,000	6,050,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Purpose Series 2007 12/01/26	5.000%	2,000,000	2,259,180
Series 2009 04/01/26	5.625%	2,000,000	2,411,180
10/01/29	5.250%	1,500,000	1,757,775
Series 2011 10/01/19	5.000%	4,000,000	4,887,280
Unlimited General Obligation Refunding Bonds Series 2007 08/01/18	5.000%	3,750,000	4,325,325
Total			29,345,279
Tobacco 0.4%
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Series 2005A (AMBAC) 06/01/14	5.000%	1,250,000	1,312,525
Transportation 2.4%
Alameda Corridor Transportation Authority Refunding Revenue Bonds Senior Lien Series 2013-A 10/01/23	5.000%	2,160,000	2,690,755
Series 2013A 10/01/24	5.000%	3,500,000	4,320,785
Sacramento Regional Transit District Revenue Bonds Farebox Series 2012 03/01/21	5.000%	500,000	596,120
Total			7,607,660
Turnpike/Bridge/Toll Road 0.6%
Orange County Transportation Authority Refunding Revenue Bonds 91 Express Lanes Series 2003A (AMBAC) 08/15/19	5.000%	2,000,000	2,023,920
Water & Sewer 7.6%
City of Fresno Sewer System Revenue Bonds Series 2008A 09/01/23	5.000%	1,000,000	1,184,150
City of Los Angeles Wastewater System Refunding Revenue Bonds Series 2009A 06/01/25	5.750%	2,000,000	2,455,480

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clovis Public Financing Authority Revenue Bonds Series 2007 (AMBAC) 08/01/21	5.000%	1,000,000	1,098,050
Kern County Water Agency Improvement District No. 4 Certificate of Participation Series 2008A 05/01/22	5.000%	2,020,000	2,319,627
Oxnard Financing Authority Revenue Bonds Project Series 2006 06/01/31	5.000%	4,315,000	4,597,632
Redwood Trunk Sewer & Headworks Series 2004A (NPFGC/FGIC) 06/01/29	5.000%	2,000,000	2,041,520
Sacramento County Sanitation Districts Financing Authority Revenue Bonds County Sanitation District 1 Series 2005 (NPFGC) 08/01/22	5.000%	1,500,000	1,656,135
Sacramento Regional County Sanitation Series 2006 (NPFGC/FGIC) 12/01/17	5.000%	1,000,000	1,136,010
San Diego Public Facilities Financing Authority Refunding Revenue Bonds Senior Series 2009B 05/15/25	5.250%	1,500,000	1,800,870
Series 2010A 08/01/24	5.000%	2,000,000	2,422,920
Semitropic Improvement District Refunding Revenue Bonds Series 2012-A 12/01/23	5.000%	2,850,000	3,460,470
Total			24,172,864
Total Municipal Bonds (Cost: $285,055,157)			312,142,017

Money Market Funds 1.8%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.000%(e)	5,688,036	5,688,036
Total Money Market Funds (Cost: $5,688,036)		5,688,036
Total Investments (Cost: $290,743,193)		317,830,053
Other Assets & Liabilities, Net		897,948
Net Assets		318,728,001

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Notes to Portfolio of Investments

(a)  Represents a security purchased on a when-issued or delayed delivery basis.

(b)  Zero coupon bond.

(c)  Variable rate security.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2013, the value of these securities amounted to $3,313,971 or 1.04% of net assets.

(e)  The rate shown is the seven-day current annualized yield at April 30, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAN  Bond Anticipation Note

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	312,142,017	—	312,142,017
Total Bonds	—	312,142,017	—	312,142,017
Other
Money Market Funds	5,688,036	—	—	5,688,036
Total Other	5,688,036	—	—	5,688,036
Total	5,688,036	312,142,017	—	317,830,053

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia California Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (identified cost $290,743,193)	$317,830,053
Receivable for:
Capital shares sold	393,187
Interest	3,836,930
Expense reimbursement due from Investment Manager	1,982
Prepaid expenses	901
Total assets	322,063,053
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,210,519
Capital shares purchased	157,402
Dividend distributions to shareholders	822,067
Investment management fees	3,487
Distribution and/or service fees	418
Transfer agent fees	55,181
Administration fees	601
Compensation of board members	57,169
Other expenses	28,208
Total liabilities	3,335,052
Net assets applicable to outstanding capital stock	$318,728,001
Represented by
Paid-in capital	$291,870,389
Excess of distributions over net investment income	(65,425)
Accumulated net realized loss	(163,823)
Unrealized appreciation (depreciation) on:
Investments	27,086,860
Total — representing net assets applicable to outstanding capital stock	$318,728,001

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia California Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$29,397,604
Shares outstanding	2,752,954
Net asset value per share	$10.68
Maximum offering price per share(a)	$11.04
Class B
Net assets	$19,525
Shares outstanding	1,828
Net asset value per share	$10.68
Class C
Net assets	$8,004,404
Shares outstanding	750,044
Net asset value per share	$10.67
Class R4
Net assets	$2,530
Shares outstanding	238
Net asset value per share(b)	$10.64
Class R5
Net assets	$2,506
Shares outstanding	236
Net asset value per share(b)	$10.63
Class Z
Net assets	$281,301,432
Shares outstanding	26,404,605
Net asset value per share	$10.65

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia California Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends	$577
Interest	11,123,041
Total income	11,123,618
Expenses:
Investment management fees	1,185,451
Distribution and/or service fees
Class A	61,225
Class B	137
Class C	60,521
Transfer agent fees
Class A	48,416
Class B	27
Class C	11,976
Class R5(a)	1
Class Z	524,912
Administration fees	205,113
Compensation of board members	22,457
Custodian fees	3,402
Printing and postage fees	53,388
Registration fees	3,528
Professional fees	36,950
Other	13,221
Total expenses	2,230,725
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(683,493)
Expense reductions	(60)
Total net expenses	1,547,172
Net investment income	9,576,446
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	130,925
Net realized gain	130,925
Net change in unrealized appreciation (depreciation) on:
Investments	5,447,610
Net change in unrealized appreciation (depreciation)	5,447,610
Net realized and unrealized gain	5,578,535
Net increase in net assets resulting from operations	$15,154,981

(a) For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia California Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)(b)	Year Ended April 30, 2012(c)	Year Ended March 31, 2012
Operations
Net investment income	$9,576,446	$781,493	$8,330,999
Net realized gain	130,925	8,800	119,391
Net change in unrealized appreciation (depreciation)	5,447,610	2,567,551	17,385,205
Net increase in net assets resulting from operations	15,154,981	3,357,844	25,835,595
Distributions to shareholders
Net investment income
Class A	(739,053)	(49,341)	(413,298)
Class B	(311)	(5)	(582)
Class C	(136,370)	(8,181)	(72,180)
Class R4	(9)	—	—
Class R5	(39)	—	—
Class Z	(8,700,664)	(699,024)	(7,875,410)
Total distributions to shareholders	(9,576,446)	(756,551)	(8,361,470)
Increase (decrease) in net assets from capital stock activity	33,602,163	1,215,658	27,876,297
Total increase in net assets	39,180,698	3,816,951	45,350,422
Net assets at beginning of year	279,547,303	275,730,352	230,379,930
Net assets at end of year	$318,728,001	$279,547,303	$275,730,352
Excess of distributions over net investment income	$(65,425)	$(40,656)	$(65,598)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(c) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia California Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)(b)		Year Ended April 30, 2012(c)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	2,152,204	22,901,982	139,914	1,459,811	1,119,886	11,498,514
Distributions reinvested	49,555	525,977	3,174	33,227	22,921	233,754
Redemptions	(1,375,792)	(14,598,606)	(33,866)	(353,564)	(528,950)	(5,341,071)
Net increase	825,967	8,829,353	109,222	1,139,474	613,857	6,391,197
Class B shares
Subscriptions	1,581	16,726	—	—	258	2,711
Distributions reinvested	1	5	1	5	12	125
Redemptions(d)	—	—	—	—	(14,998)	(148,715)
Net increase (decrease)	1,582	16,731	1	5	(14,728)	(145,879)
Class C shares
Subscriptions	371,838	3,939,604	17,548	183,578	285,632	2,887,432
Distributions reinvested	4,547	48,259	237	2,481	2,131	21,747
Redemptions	(45,191)	(481,299)	(6,190)	(64,660)	(46,327)	(471,261)
Net increase	331,194	3,506,564	11,595	121,399	241,436	2,437,918
Class R4 shares
Subscriptions	237	2,500	—	—	—	—
Distributions reinvested	1	7	—	—	—	—
Net increase	238	2,507	—	—	—	—
Class R5 shares
Subscriptions	235	2,500	—	—	—	—
Distributions reinvested	1	7	—	—	—	—
Net increase	236	2,507	—	—	—	—
Class Z shares
Subscriptions	7,435,604	78,699,497	556,413	5,800,182	5,959,439	60,535,019
Distributions reinvested	117,521	1,244,577	7,914	82,696	74,771	759,777
Redemptions	(5,551,453)	(58,699,573)	(568,473)	(5,928,098)	(4,174,507)	(42,101,735)
Net increase (decrease)	2,001,672	21,244,501	(4,146)	(45,220)	1,859,703	19,193,061
Total net increase	3,160,889	33,602,163	116,672	1,215,658	2,700,268	27,876,297

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(c) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia California Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.47		$10.37		$9.65		$9.72		$9.34		$9.50
Income from investment operations:
Net investment income	0.32		0.03		0.32		0.31		0.32		0.31
Net realized and unrealized gain (loss)	0.21		0.10		0.72		(0.07)		0.39		(0.16)
Total from investment operations	0.53		0.13		1.04		0.24		0.71		0.15
Less distributions to shareholders:
Net investment income	(0.32)		(0.03)		(0.32)		(0.31)		(0.32)		(0.31)
Net realized gains	—		—		—		—		(0.01)		—
Total distributions to shareholders	(0.32)		(0.03)		(0.32)		(0.31)		(0.33)		(0.31)
Net asset value, end of period	$10.68		$10.47		$10.37		$9.65		$9.72		$9.34
Total return	5.12%		1.22%		10.87%		2.48%		7.65%		1.65%
Ratios to average net assets(b)(c)
Total gross expenses	0.96%		1.00	%(d)	1.00%		0.94%		0.90%		0.88%
Total net expenses(e)	0.73	%(f)	0.73	%(d)	0.74	%(f)	0.80	%(f)	0.79	%(f)	0.75	%(f)
Net investment income	3.01%		3.11	%(d)	3.13%		3.14%		3.34%		3.33%
Supplemental data
Net assets, end of period (in thousands)	$29,398		$20,180		$18,858		$11,613		$14,059		$18,463
Portfolio turnover	8%		0%		9%		26%		25%		19%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class B	2013	2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.47	$10.37		$9.64		$9.71		$9.34		$9.49
Income from investment operations:
Net investment income	0.24	0.02		0.25		0.24		0.25		0.24
Net realized and unrealized gain (loss)	0.21	0.10		0.71		(0.07)		0.37		(0.15)
Total from investment operations	0.45	0.12		0.96		0.17		0.62		0.09
Less distributions to shareholders:
Net investment income	(0.24)	(0.02)		(0.23)		(0.24)		(0.24)		(0.24)
Net realized gains	—	—		—		—		(0.01)		—
Total distributions to shareholders	(0.24)	(0.02)		(0.23)		(0.24)		(0.25)		(0.24)
Net asset value, end of period	$10.68	$10.47		$10.37		$9.64		$9.71		$9.34
Total return	4.34%	1.16%		10.04%		1.72%		6.74%		1.00%
Ratios to average net assets(b)(c)
Total gross expenses	1.70%	1.78	%(d)	1.96%		1.69%		1.65%		1.63%
Total net expenses(e)	1.48%	1.48	%(d)	1.56	%(f)	1.55	%(f)	1.54	%(f)	1.50	%(f)
Net investment income	2.26%	2.38	%(d)	2.53%		2.41%		2.58%		2.58%
Supplemental data
Net assets, end of period (in thousands)	$20	$3		$3		$144		$218		$348
Portfolio turnover	8%	0%		9%		26%		25%		19%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.47		$10.37		$9.64		$9.72		$9.35		$9.50
Income from investment operations:
Net investment income	0.24		0.02		0.24		0.24		0.25		0.24
Net realized and unrealized gain (loss)	0.20		0.10		0.73		(0.08)		0.37		(0.15)
Total from investment operations	0.44		0.12		0.97		0.16		0.62		0.09
Less distributions to shareholders:
Net investment income	(0.24)		(0.02)		(0.24)		(0.24)		(0.24)		(0.24)
Net realized gains	—		—		—		—		(0.01)		—
Total distributions to shareholders	(0.24)		(0.02)		(0.24)		(0.24)		(0.25)		(0.24)
Net asset value, end of period	$10.67		$10.47		$10.37		$9.64		$9.72		$9.35
Total return	4.24%		1.16%		10.15%		1.61%		6.74%		1.00%
Ratios to average net assets(b)(c)
Total gross expenses	1.71%		1.75	%(d)	1.73%		1.69%		1.65%		1.63%
Total net expenses(e)	1.48	%(f)	1.48	%(d)	1.49	%(f)	1.55	%(f)	1.54	%(f)	1.50	%(f)
Net investment income	2.25%		2.36	%(d)	2.38%		2.42%		2.55%		2.58%
Supplemental data
Net assets, end of period (in thousands)	$8,004		$4,384		$4,223		$1,599		$1,875		$1,061
Portfolio turnover	8%		0%		9%		26%		25%		19%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$10.54
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	0.10
Total from investment operations	0.14
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$10.64
Total return	1.32%
Ratios to average net assets(b)
Total gross expenses	0.56	%(c)
Total net expenses(d)	0.44	%(c)
Net investment income	3.27	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	8%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R5	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$10.63
Income from investment operations:
Net investment income	0.16
Net realized and unrealized gain	0.01
Total from investment operations	0.17
Less distributions to shareholders:
Net investment income	(0.17)
Total distributions to shareholders	(0.17)
Net asset value, end of period	$10.63
Total return	1.57%
Ratios to average net assets(b)
Total gross expenses	0.50	%(c)
Total net expenses(d)	0.39	%(c)
Net investment income	3.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	8%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.45		$10.35		$9.63		$9.70		$9.33		$9.48
Income from investment operations:
Net investment income	0.35		0.03		0.34		0.34		0.34		0.34
Net realized and unrealized gain (loss)	0.20		0.10		0.72		(0.07)		0.38		(0.15)
Total from investment operations	0.55		0.13		1.06		0.27		0.72		0.19
Less distributions to shareholders:
Net investment income	(0.35)		(0.03)		(0.34)		(0.34)		(0.34)		(0.34)
Net realized gains	—		—		—		—		(0.01)		—
Total distributions to shareholders	(0.35)		(0.03)		(0.34)		(0.34)		(0.35)		(0.34)
Net asset value, end of period	$10.65		$10.45		$10.35		$9.63		$9.70		$9.33
Total return	5.29%		1.24%		11.16%		2.74%		7.82%		2.02%
Ratios to average net assets(b)(c)
Total gross expenses	0.71%		0.75	%(d)	0.74%		0.69%		0.65%		0.63%
Total net expenses(e)	0.48	%(f)	0.48	%(d)	0.50	%(f)	0.55	%(f)	0.54	%(f)	0.50	%(f)
Net investment income	3.27%		3.35	%(d)	3.39%		3.43%		3.56%		3.58%
Supplemental data
Net assets, end of period (in thousands)	$281,301		$254,981		$252,647		$217,024		$211,046		$187,844
Portfolio turnover	8%		0%		9%		26%		25%		19%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia California Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2013
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Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and

Annual Report 2013
28

Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended April 30, 2013, other expenses paid to this company were $1,876.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.19
Class C	0.20
Class R4*	0.10
Class R5*	0.05
Class Z	0.20

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $57,376 for Class A and $1,175 for Class C shares for the year ended April 30, 2013.

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Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Fee Rates Contractual through August 31, 2013
Class A	0.73%
Class B	1.48
Class C	1.48
Class R4	0.48	*
Class R5	0.39	**
Class Z	0.48

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

**Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through November 8, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, investments in partnerships and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(24,769)
Paid-in capital	24,769

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$18,179	$1,506	$10,853
Tax-exempt income	$9,558,267	755,045	8,350,617
Total	$9,576,446	$756,551	$8,361,470

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$827,409
Accumulated realized loss	(163,823)
Unrealized appreciation	27,086,860

At April 30, 2013, the cost of investments for federal income tax purposes was $290,743,193 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,352,522
Unrealized depreciation	(265,662)
Net unrealized appreciation	$27,086,860

The following capital loss carryforward, determined at April 30, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$10,109
Total	$10,109

For the year ended April 30, 2013, $297,785 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after

Annual Report 2013
30

Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

October 31) as arising on the first day of the following taxable year. As of April 30, 2013, the Fund will elect to treat post-October capital losses of $153,714 as arising on May 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $56,437,618 and $22,369,472, respectively, for the year ended April 30, 2013.

Note 6. Shareholder Concentration

At April 30, 2013, one unaffiliated shareholder account owned 77.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its

Annual Report 2013
31

Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
32

Columbia California Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia California Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

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Columbia California Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns

Tax Designations:

Exempt-Interest Dividends	99.81%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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34

Columbia California Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
35

Columbia California Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
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Columbia California Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

184

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
37

Columbia California Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
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Columbia California Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
39

Columbia California Intermediate Municipal Bond Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia California Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm (the Independent Consultant) to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Service Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
40

Columbia California Intermediate Municipal Bond Fund

Approval of Investment Management Services Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

For purposes of evaluating the nature, extent Investment Performance and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
41

Columbia California Intermediate Municipal Bond Fund

Approval of Investment Management Services Agreement (continued)

Economies of Scale to be Realize

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia California Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia California Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN122_04_C01_(06/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing. The fees presented for 2013 also include two series that liquidated during the period. The series changed its fiscal year end from March 31 to April 30, effective April 30, 2012.  The fees presented for 2012 represent the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal year ended April 30, 2013, the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012	March 31, 2012
$154,000	$63,800	$284,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal year ended April 30, 2013, the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012	March 31, 2012
$2,800	$0	$59,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal year ended April 20, 2013, the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended April 30, 2013, the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012	March 31, 2012
$72,400	$0	$43,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2013, Tax Fees also include agreed-upon procedures related to fund liquidations and the review of final tax returns.

During the fiscal year ended April 20, 2013, the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended April 30, 2013, the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012	March 31, 2012
$0	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal year ended April 30, 2013, the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012	March 31, 2012
$115,000	$0	$395,800

In both fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended April 30, 2013, the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012	March 31, 2012
$190,200	$0	$498,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 21, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 21, 2013